UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934 (Amendment    )

Check the appropriate box:

☐ Preliminary Information Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
☒ Definitive Information Statement

KEYUAN PETROCHEMICALS, INC.

(Name of Registrant As Specified In Charter)

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KEYUAN PETROCHEMICALS, INC.

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
(86) 574-8623-2955

INFORMATION STATEMENT

December 6, 2010

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT
OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

This Information Statement is first being mailed on or about December  6, 2010 to the holders of record of the common stock, par value $0.001 per shares, the holders of record of Series B preferred stock, par value $0.001 per share,  and the holders of record of Series M preferred stock, par value $0.001 per share of Keyuan Petrochemicals, Inc., a Nevada corporation (“ KEYP” , “ the Company” , “ we ” or “ us ”) as of the close of business on October 25, 2010 (the “Record Date”). This Information Statement relates to the following actions to be taken by the written consent of our stockholders holding of a majority of our voting power (the “Written Consent”):

(i) (ii)
the adoption of 2010 Incentive Plan;

to amend our Certificate of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 shares to 100,000,000 shares and the number authorized shares of our preferred stock from 20,000,000 shares to 40,000,000 shares (the “Amendment”);

(iii)
to approve the issuance of an amount equal to or more than 7,581,615 shares of common stock potentially issuable in connection with the private placement financing closed on September 28, 2010, in reliance upon the exemption from securities registration afforded by Regulation S as promulgated under the Securities Act of 1933 (the “Shares”).

The accompanying information statement, which describes the appointment of new directors, adoption of 2010 Incentive plan and the issuance of the Amendment and the Shares in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under the NASDAQ rules,  Nevada law and our Articles of Incorporation and Amended and Restated By-Laws, and, stockholder actions may be taken by written consent in lieu of a special meeting. Accordingly, the above-described actions by our Board of Directors and written consent of our majority stockholder are sufficient under the NASDAQ rules,  Nevada law, our Articles of Incorporation and our Amended and Restated By-Laws. Accordingly, your consent is not required, and is not being solicited in connection with the approval of the Actions.

Our Board of Directors has fixed the close of business on October 25, 2010 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of the action by written consent.   This information statement will be mailed on December 6, 2010 to stockholders of record on October 25, 2010.

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.  We are also including the following documents as filed with the Commission by us in the information statement for your reference:

1.	Quarterly Reports on Form 10-Q for the quarters ended September 30, 2010; June 30, 2010 and March 31, 2010, filed herein as Appendix C, D, E respectively.
2.	Annual Report on Form 10-K for the year ended December 31, 2009, filed herein as Appendix F.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE ISSUANCE OF THE SHARE AND THE AMENDMENT.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

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FOR THE BOARD OF DIRECTORS

/s/ Chunfeng Tao
Chunfeng Tao Chief Executive Officer and
Chairman of the Board of Directors

Dated: December 6, 2010
Ningbo, China

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KEYUAN PETROCHEMICALS, INC.

CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
CONSENTS OF STOCKHOLDERS

Keyuan Petrochemicals, Inc. (“KEYP,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock in accordance with the relevant Nevada law.

This information statement is being mailed on December 6, 2010 to stockholders of record on October 25, 2010 (the “Record Date”). The information statement is being delivered only to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE ISSUANCE OF THE SHARES AND THE AMENDMENT. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL INFORMATION

This Information Statement is being mailed or otherwise furnished to our stockholders by the Board to notify the Action that the holder of a majority of our outstanding voting stock have approved by written consent in lieu of a special meeting.

Our Board has determined that the close of business on October 25, 2010 was the record date (“Record Date”) for the stockholders entitled to this notice and Information Statement.

No Appraisal Rights

Under the Nevada Corporate Code dissenting stockholders will not have rights to appraisal in connection with the Action discussed in this Information Statement.

Proxies

No proxies are being solicited.

Information Statement Costs

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our capital stock.

Householding of Information Statement

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our information statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Leser, Hunter, Taubman & Taubman on behalf of Keyuan Petrochemicals, Inc. 17 State Street, Suite 2000, New York, NY 10004.  Any stockholder who wants to receive separate copies of our Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address.

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Stockholders Entitled to Vote

As of October 25, 2010, 3,181,504 shares of our common stock were issued and outstanding at the time of the Action and 47,658 shares of our Series M preferred stock were issued and outstanding which vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s stockholders approving an increase in authorized common stock to at least 100,000,000 shares.

Each share of our common stock is entitled to one vote on all matters submitted to the holders of our common stock for their approval and each share of our Series M preferred stock is entitled to 1000 votes on all matters submitted to the holders of our Series M preferred stock for their approval (the holders of common stock and the holders of Series M preferred stock as of the Record date sometimes are collectively referred herein as “Stockholders”). The consent of the holders of a majority of the outstanding shares of our common stock including common stock underlying the Series M preferred stock (the “Stockholder Approval”) was necessary to authorize the Actions.

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

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PROPOSAL I

ADOPTION OF
2010 EQUITY INCENTIVE PLAN

The Company’s 2010 Equity Compensation Plan ("the 2010 Plan") was adopted pursuant to the written consent of the Board of Directors and holders of a majority of the Company’s common stock including Series M preferred stock on a converted basis obtained as of June 29, 2010, effective on June 30, 2010.

Description of the 2010 Equity Incentive Plan

The following is a brief description of certain important features of the 2010 Plan, the full text of which is attached as Exhibit A. This summary is qualified in its entirety by reference to Exhibit A.

General. The 2010 Plan provides for any option, stock appreciation right, restricted stock, restricted stock unit, performance award, dividend equivalent, or other stock-based award to employees, directors and consultants of the Company and its affiliates.

Administration. The 2010 Plan shall be administered and interpreted by the Board of Directors or by a Committee appointed by the Board of Directors. If the Board of Directors administers the 2010 Plan, references to the “Committee” shall be deemed to refer to the Board of Directors. To the extent permitted by applicable law, the Committee may at any time delegate to one or more officers or directors of the Company some or all of its authority over the administration of the 2010 plan. Such delegation may be revoked at any time.

The Committee has the authority to administer and interpret the 2010 Plan, to determine the employees to whom awards will be made under the 2010 Plan and, subject to the terms of the 2010 Plan, the type and size of each award, the terms and conditions for vesting, cancellation and forfeiture of awards and the other features applicable to each award or type of award. The Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, waive any conditions or restrictions imposed with respect to awards of the stock issued pursuant to awards and make any and all other determinations that it deems appropriate with respect to the administration of the 2010 Plan, subject to the minimum vesting requirements of the 2010 Plan, the provisions of Sections 162(m) of the Internal Revenue Code and any applicable laws or exchange rules.

Eligibility. All employees, directors and consultants are eligible to receive awards under the 2010 Plan.  The definition of “employee” means any person including officers and directors of the Company or a parent or subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company. Participation is discretionary — awards are subject to approval by the Committee. Pursuant to the 2010 Plan, the Company is permitted to grant nonstatutory stock options, restricted stock, stock appreciation rights, performance shares, restricted stock units and other stock based awards to the employees, directors and consultants. However, incentive stock options may be granted only to employees.

Shares Subject to the Plan. The number of Shares available for granting awards under the 2010 Plan shall be (A) 6,000,000, plus (B) additional Shares as follows:  As of January 1 of each year, commencing with the year 2011 and ending with the year 2013, the aggregate number of Shares available for granting Awards under the Plan shall automatically increase by a number of Shares equal to the lesser of (x) 5% of the total number of Shares then outstanding or (y) 4,000,000 subject to certain adjustment.

Shares of Company common stock issued in connection with awards under the 2010 Plan may be shares that are authorized but unissued, or previously issued shares that have been reacquired, or both.

Types of Awards. The following types of awards may be made under the 2010 Plan. All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Committee, in its sole discretion, subject to such limitations as are provided in the plan. The number of shares subject to any award is also determined by the Committee, in its discretion.

Fair Market Value. Fair Market Value means shall mean, with respect to any property (including, without limitation, any shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board or the Committee.

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Option. Option shall mean an incentive stock option or a non-qualified stock option.

Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee.  Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee.  The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

Restricted Stock. A restricted stock award is an award of outstanding shares of Company common stock that does not vest until after a specified period of time, or satisfaction of other vesting conditions as determined by the Committee, and which may be forfeited if conditions to vesting are not met. Participants generally receive dividend payments on the shares subject to their award during the vesting period (unless the awards are subject to performance-vesting criteria) and are also generally entitled to indicate a voting preference with respect to the shares underlying their awards. All shares underlying outstanding restricted stock awards are voted proportionately to the restricted shares for which voting instructions are received.

Restricted Stock Units.  Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

Performance Awards. Performance Awards may be granted to Employees, directors and consultants at any time and from time to time, as will be determined by the Administrator. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional or individual goals, applicable federal or state laws, or any other basis determined by the Administrator in its discretion.

Dividend Equivalents. The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.  Subject to the terms of the 2010 Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

Other Stock-based Awards. The Board and the Committee are authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law.  Subject to the terms of the 2010 Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

Duration. The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, participant of the 2010 Plan, other holder or beneficiary of an Award, or other Person. No Award shall be granted under the Plan more than 10 years after June 30, 2010.  However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

As of October 25, 2010, we have issued 4,240,000 options under the 2010 Plan, among which 100,000 options were forfeited due to the separation of two employees.

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PROPOSAL II
INCREASE IN AUTHOIRZED SHARES OF COMMON STOCK
TO 100,000,000 SHRES AND AUTHOIRZED SHARES OF PREFERRED
STOCK TO 40,000,000 SHARES

Overview

The Board of Directors has adopted and a majority of the Stockholders have approved by written consent an amendment to our Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the total number of authorized shares of common stock of the Company from 50,000,000 shares to 100,000,000 shares and the total number of authorized shares of preferred stock of the Company from 20,000,000 shares to 40,000,000 shares (the “ Amendment ”).

The Purpose and Effect of the Amendment

As of the Record Date, there were 3,181,504 shares of common stock outstanding. Additionally, as of the Record Date, there were 6,738,336 shares of Series A preferred stock, par value $0.001 per share issued in connection with the April-May 2010 Private Financing (defined herein below) outstanding which were fully converted into 6,738,336 shares of common stock by November 5, 2010 due to occurrence of the trigger event of which resulted in the mandatory conversion of the Series A preferred stock; 5,400,010 shares of Series B preferred stock, par value $0.001 per share issued in connection with the September 2010 Private Financing (defined herein below) which are convertible into 5,400,010 shares of common stock; 47,658 shares of Series M preferred stock, par value $0.001 per share issued in connection with the Share Exchange  (defined herein below) which will be converted into 47,658,000 shares of common stock as a result of the Company’s stockholders approving the increase in authorized common stock to  100,000,000 shares, as discussed herein. In addition, as of the Record Date, there are 4,397,768 warrants issued in connection with the April-May 2010 Private Placement and the September 2010 Private Placement which are exercisable into 4,397,768 shares of common stock. Plus, there are 4,140,000 options granted and outstanding under the 2010 Plan. Assuming the full conversion of Series A preferred stock, Series B preferred stock and Series M preferred stock, the exercise of 4,397,768 warrants and 4,140,000 options, there will be 71,515,618 shares of common stock. However, according to our Certificate of Incorporation as of the Record Date, we are authorized to issue up to 50,000,000 shares of common stock.

As of the Record Date, there were 11,000,000 shares of preferred stock designated to Series A preferred stock, 8,000,000 shares of preferred stock designated to Series B preferred stock and there were 47,658 share of preferred stock designated to Series M preferred stock totaling 19,047,658 shares of preferred stock designated. According to our Certificate of Incorporation as of the Record Date, we were authorized to issue up to 20,000,000 shares of preferred stock.

Based on the facts stated above, the Board of Directors considers the Amendment to be in the best interests of the Company and its stockholders to increase the authorized shares of common stock to 100,000,000 shares and authorized shares of preferred stock to 40,000,000 shares. Other than the issuance of common shares upon the conversion of the Series M preferred stock, which will occur as a result of the action described herein, the potential issuance of the shares in connection with the conversion of the remaining classes of preferred stock and the exercise of the warrants and the options, we do not currently have any agreements or other commitments to issue any shares of common stock.

Share Exchange

On April 22, 2010, Silver Pearl entered into a Share Exchange Agreement, by and among Keyuan International Group Limited (“Keyuan International”), a company organized under the laws of the British Virgin Islands, Delight Reward Limited, the sole stockholder of Keyuan International and a company organized under the laws of the British Virgin Islands (the “Keyuan International Stockholder”), and Denise D. Smith, our former principal stockholder (“Smith”). Pursuant to the terms of the Share Exchange Agreement, the Keyuan International Stockholder transferred to us all of the issued and outstanding ordinary shares of Keyuan International (the “Keyuan International Shares”) in exchange for the issuance of 47,658 shares of our Series M preferred stock, par value $0.001 per share (the “Series M Preferred Stock”) (such transaction is sometimes referred to herein as the “Share Exchange”). The Series M shares vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s Stockholders approving an increase in authorized common stock to at least 100,000,000 shares. As a result of the Share Exchange, we are now the holding company of Keyuan Plastics Co., Ltd., the operating subsidiary of Keyuan International organized in the People’s Republic of China (“China” or the “PRC”) and engaged in manufacturing and supplying various petrochemical products in China.

Immediately prior to the Share Exchange, 3,264,000 shares of our common stock, par value $0.001 (the “Common Stock”) then outstanding were cancelled and retired.

April – May 2010 Private Financing

Following the Share Exchange, we entered into a securities purchase agreement with 122 accredited investors for the issuance and sale of 748,704 Units  at a purchase price of $35 per unit, consisting of, in the aggregate, (a) 6,738,336 shares of Series A convertible preferred stock, par value $0.001 per share convertible into the same number of shares of Common Stock, (b) 748,704 shares of Common Stock, (c) three-year Series A Warrants to purchase up to 748,704 shares of Common Stock, at an exercise price of $4.50 per, and (d) three-year Series B Warrants to purchase up to 748,704 shares of Common Stock, at an exercise price of $5.25 per share, for aggregate gross proceeds of approximately $26,204,640  million.

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September 2010 Private Placement

On September 28, 2010, we closed the offering of $20,250,000 for a total of 540,001 units at a purchase price of $37.5 per unit, each consisting of, (a) ten (10) shares of Series B convertible preferred stock of the Company, (b) one and a half (1.5) three year Series C warrant  to purchase one  and a half (1.5) share of Common Stock, at an exercise price of $4.50 per share, and (c) one and a half (1.5) three year Series D warrant  to purchase one and a half (1.5) share of Common Stock, at an exercise price of $5.25 per share (the “ September 2010 Private Placement”) in reliance upon the exemption from securities registration afforded by Regulation S as promulgated under the Securities Act of 1933.

In addition, pursuant to the Registration Rights Agreement, the Investors acknowledged and agreed that the registration rights granted under the Registration Rights Agreement are subject in all respects to the full realization of the registration rights granted to the purchasers in the private placement closed on September 28, 2010.

Effect on Outstanding Shares

The rights and preferences of the outstanding shares of the common stock will remain the same should the Amendment occur.

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PROPOSAL III

ISSUANCE OF AN AMOUNT EQUAL TO OR MORE THAN 7,581,615 SHARES OF COMMON STOCK
POTENTIALLY ISSUABLE IN CONNECTION WITH
THE SEPTEMBER 2010 PRIVATE FINANICNG

Overview of September 2010 Private Financing

On September 28, 2010, we closed the Series B Financing of $20,250,000 from offering a total of 540,001 units at a purchase price of $37.5 per unit, each consisting of, (a) ten (10) shares of Series B preferred stock, (b) one and a half (1.5) three year Series C warrant to purchase one (1) share of common stock, at an exercise price of $4.50 per share, and (c) one and a half (1.5) three year Series D warrant to purchase one (1) share of common stock, at an exercise price of $5.25 per share in reliance upon the exemption from securities registration afforded by Regulation S ( the “September 2010 Private Financing”).

In conjunction with the September 2010 Private Financing, the Company also entered into the following additional agreements:

●
A registration rights agreement with the Series B Investors, in which we agreed to file a registration statement with the Commission to register for resale the Common Stock underlying the Series B Preferred Stock, the Series C Warrant Shares and the Series B Warrant Shares, placement agent warrants, within 30 calendar days of October 19, 2010 for resale the Common Stock and Common Stock underlying the Series A Preferred Stock, Series A Warrants, Series B Warrants and placement agent warrants issued in the April-May private placement, and to have the registration statement declared effective within 150 calendar days ( or 180 calendar days of the Closing Date in the event of a full review of the registration statement by the SEC)  following October 19, 2010.

●
A securities escrow agreement with the Series B Investors and Delight Reward, holder of all of our issued and outstanding Series M preferred stock, pursuant to which, Delight Reward agrees to deliver into an escrow account 3,400 shares of our Series M Preferred Stock convertible into 3,400,000 shares of Common Stock to be used as escrow shares  after we amend our Articles of Incorporation to increase our authorized Common Stock to one hundred million (100,000,000) shares. With respect to the 2010 performance year, if we achieve less than 95% of the 2010 performance threshold, then those escrow shares for such year will be delivered to the Investors in the amount of 500,000 shares of Common Stock for each full percentage point by which such threshold was not achieved up to a maximum of 3,400,000 shares of Common Stock.

●
A lock-up agreement with each of Messers Chunfeng Tao, Jicun Wang, Peijun Chen and Xin Yue (collectively, the “Affiliates”), whereby the Affiliates are prohibited from selling our securities that they directly or indirectly own (the “Lock-Up Shares”) until the registration statement is declared effective by the Commission (the “Lock-Up Period”). In addition, the Affiliates further agree that during the twenty four (24) months immediately following the Lock-Up Period, the Affiliates shall not offer, sell, contract to sell, assign, transfer more than twenty percent (20%) of the Lock-Up Shares in the aggregate, provided, that the Affiliates may Transfer not more than 0.83333% of the Lock-Up Shares during each calendar month following the Lock-Up Period, other than engaging in a transfer in a private sale of the Lock-Up Shares if the transferee agrees in writing to be bound by and subject to the terms of the lock-up agreement.

●
A voting agreement with Delight Reward and the Series B Investors, pursuant to which the Delight Reward agreed to (i) give its written consent in any action to approve the issuance of the underlying shares which will result in issuance of securities greater than 20% of the then outstanding shares of Common Stock at a price less that the applicable market, and (ii) to appoint a person designated by the Series B Investors holding a majority of the preferred shares as a member of the board of directors of the Company and the subsidiary of the Company organized under the laws of the People’s Republic of China.

The Purpose and Effect of the Approval of the Issuance an Amount Equal to or More Than 7,581,615 Shares of Common Stock

In connection with the September 2010 Private Financing, we have issued 5,400,010 shares of Series B preferred stock which are convertible into 5,400,010 shares of common stock and warrants to purchase up to 2,181,605 shares of common stock, totaling  potential issuance of 7,581,615 shares of common stock. The warrant shares are comprised of (i) 810,002 shares of common stock issuable upon exercise of Series C warrants to purchase our common stock, (ii) 810,002  shares of common stock issuable upon exercise of Series D warrants to purchase our common stock and (iii) 561,601 shares of common stock issuable upon exercise of placement agent warrants  to purchase our common stock issued to TriPoint Global Equities, LLC , as placement agent in connection with the September 2010 Private Placement.

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In addition, Series B preferred stock offers certain anti-dilution protections against the stock volatility to its holders. We may have to issue additional shares of common stock to the holders of Series B preferred stock then outstanding in the event that we issue any other shares of common stock, convertible securities, or common stock equivalents at a price per share less than the conversion price then in effect. However, certain issuances have been carved out from the anti-dilution protections of Series B preferred stock such as incentive stock compensation to employees, directors and certain consultants. Other than the anti-dilution protections, Series B preferred stock carries cumulative dividends during the first year immediately from and after the issuance date at the rate of 6% per annum, payable in cash or common stock at our options. We may need to issue additional shares of common stock if we choose to pay the dividends in shares of common stock.

Therefore, we may potentially issue an amount equal to or more than 7,581,615 shares of common stock in connection with the September 2010 Private Placement (the “Shares”). However, pursuant to the conversion restriction and exercise restriction contained in the Series B preferred stock and the warrants issued in the September 2010 Private Financing, holders of Series B preferred stock and/or warrants cannot convert their preferred stock and/or exercise their warrants unless we have obtained Stockholder approval for the issuance of the Shares.

Conversion Restriction. According to the Certificate of Designation of Series B Preferred Stock, at no time may a holder of shares of Series B Preferred Stock convert shares of the Series B Preferred Stock if: (i) the Company has not obtained Stockholder Approval; or (ii) the number of shares of Common Stock to be issued pursuant to such conversion would cause the number of shares of Common Stock beneficially owned by such holder and its affiliates at such time, when aggregated with all other shares of Common Stock beneficially owned by such holder and its affiliates at such time, result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time.

Exercise Restriction. According to the terms of Series C and Series D warrants, at no time may the holder exercise the warrant, in whole or in part, if: (i) the Company has not obtained Stockholder Approval; or (ii) the number of shares of Common Stock to be issued pursuant to such exercise would cause the number of shares of Common Stock beneficially owned by the Holder and its affiliates at such time, when aggregated with all other shares of Common Stock beneficially owned by the Holder and its affiliates at such time, result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time.

Stockholder Approval. As soon as possible following the closing of the September 2010 Private Financing, the Company is required to obtain Stockholder approval for the issuance of the Shares pursuant to the rules or regulations of Nasdaq Marketplace and prepare and file with the Commission a Schedule 14C - Information Statement as required by the applicable securities laws.  The Company is required to cause the Schedule 14C - Information Statement to be mailed to its stockholders as promptly as practicable thereafter.

Once we obtain the Stockholder Approval, 7,581,615 shares of common stock will be reserved for potential issuance of common stock upon the conversion of the Series B preferred stock and the exercise of the warrants issued in connection with the September 2010 Private Placement.  Additionally, as disclosed above, we will also be authorized to issue additional shares of common stock in the event that we issue any other shares of common stock, convertible securities, or common stock equivalents at a price per share less than the conversion price then in effect or if we choose to pay the required dividend with shares of our common stock.

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ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

INFORMATION ON CONSENTING STOCKHOLDER

As of the Record Date, we had 3,181,504 shares of common stock and 47,658 shares of Series M preferred stock (which vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s Stockholders approving an increase in authorized common stock to at least 100,000,000 shares) entitled to vote. The consenting majority stockholders are the record and beneficial owners of a total of 47,658,000 shares of our common stock on converted basis, which represents approximately 93.74% of the total number of our voting shares. Pursuant to Nevada law, we have obtained the consent from the majority stockholders and no consideration was paid for the consent. The consenting stockholders' names, affiliation with the Company and beneficial holdings are as follows:

Names and Address	Shares Owned Number	Percentage of Consenting Shares

Delight Reward Limited(1)	47,658(2)	93.74%

Total	47,658	93.74%

(1)
Delight Reward Limited is owned by Apex Smart Limited (45.6132%), Best Castle Investments Limited (23.2523%), Chance Brilliant Holdings Limited (20.5694%), Harvest Point Limited (5.3896%) and Strategic Synergy Limited (5.1755%). Mr. Brian Pak-Lun Mok is the controlling person of Apex Smart Limited, Harvest Point Limited and Strategic Synergy Limited (subject to the share transfer agreement described in Footnote 2 and the discussion below). Mr. O. Wing Po is the controlling person of Best Castle Investments Limited (subject to the share transfer agreement described in more detail below). Mr. Lo Kan Kwan is the controlling person of Chance Brilliant Holdings Limited (subject to the share transfer agreement described in more detail below).

(2)
In connection with the Share Exchange, Delight Reward received 47,658 shares of Series M Preferred Stock that will convert into 47,658,000 shares of Common Stock at such time when we amend our Articles of Incorporation to increase the number of authorized shares to one hundred million (100,000,000).

EFFECTIVE DATE

The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on December 21, 2010, or as soon thereafter and is practicable.

By Order of the Board of Directors /s/ Chunfeng Tao Chunfeng Tao Chief Executive Officer & Director

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APPENDIX A

KEYUAN PETROCHEMICALS, INC.
2010 EQUITY INCENTIVE PLAN

SECTION 1.   PURPOSE

The purposes of this Company Name 2010 Equity Incentive Plan (the "Plan") are to encourage selected employees, directors and consultants of Keyuan Petrochemicals, Inc., (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2.   DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)   "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board of Directors (the “Board”) or the Committee.

(b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e)   "Consultant" shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor.  Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(f) "Committee" shall mean a committee of not fewer than two members, each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") and each of whom is an outside director for purposes of Section 162(m) of the Code, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan.

(g) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

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(h) "Employee" shall mean any employee of the Company or of any Affiliate.

(i)   "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board or the Committee.

(j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(k) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(m) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

(n) "Participant" shall mean any person that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company or an Affiliate in a key capacity; an officer or director of the Company; a person engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm) who receives an Award under the Plan.

(o) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

(p) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(q) INTENTIONALLY LEFT BLANK

(r) "Released Securities" shall mean shares of Restricted Stock as to which all restrictions imposed by the Board or the Committee have expired, lapsed, or been waived.

(s) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

(t) "Restricted Stock Unit" shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(u)   "Shares" shall mean the shares of common stock of the Company, $.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(v) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

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SECTION 3.   ADMINISTRATION

The Plan shall be administered by the Board; provided however, that the Board may delegate such administration to the Committee.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) determine the type or types of Awards to be granted to each Participant under the Plan; (b) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (c) determine the terms and conditions of any award; (d) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (e) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (f) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board or the Committee; (g) construe and interpret the Plan; (h) promulgate, amend and rescind rules and regulations relating to its  administration, and correct defects, omissions and inconsistencies in the Plan or any Award; (i) consistent with the  Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date  or dates; (j) determine the duration and purpose of leaves of absence which may be granted to Participants without  constituting termination of their employment for the purpose of the Plan; and (k) make all other determinations  necessary or advisable for the Plan's administration.  The Board and the Committee’s interpretation and construction of any provisions of the Plan or of any Award shall be conclusive and final.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, neither the Board nor Committee shall not have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal.

SECTION 4.   SHARES AVAILABLE FOR AWARDS

(a)	SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i)
CALCULATION OF NUMBER OF SHARES AVAILABLE.  The number of Shares available for granting Awards under the Plan shall be (A) 6,000,000, plus (B) additional Shares as follows:  As of January 1 of each year, commencing with the year 2011 and ending with the year 2013, the aggregate number of Shares available for granting Awards under the Plan shall automatically increase by a number of Shares equal to the lesser of (x) 5% of the total number of Shares then outstanding or (y) 4,000,000 subject to adjustment as provided in Section 4(b).  Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.  Notwithstanding the foregoing, the maximum number of Shares with respect to which Incentive Stock Options may be granted in any year shall be 4,000,000.

	(ii)		ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A)
if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

		(B)	Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

	(iii)		SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

(b)
ADJUSTMENTS.  In the event that the Board or the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board or the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

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SECTION 5.   ELIGIBILITY

Any Employee, Director or Consultant shall be eligible to receive Awards under the Plan.  The Board shall approve any Awards granted to members of the Committee.

SECTION 6.   AWARDS
(a)
OPTIONS.  The Board and the Committee are hereby authorized to grant Options with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Board or the Committee shall determine:

(i)
EXERCISE PRICE.  The exercise price per Share of each Option shall be determined by the Board or the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a "10-percent shareholder as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

(ii)
OPTION TERM.  The term of each Option shall be fixed by the Board or the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a "10-percent shareholder) as such term is used in Section 422(c)(5) of the Code).

(iii) (iv)
TIME AND METHOD OF EXERCISE.  The Board or the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, cash, property, securities (including options issued under the Plan), or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

GRACE PERIOD. Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the term of an Option, the employee has 60 days after termination to exercise options vested as of the date of termination.

(v)
INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b)
STOCK APPRECIATION RIGHTS.  The Board and the Committee are hereby authorized to grant Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee.  Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee.  The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)	RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i)	ISSUANCE. The Board and the Committee are hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.
(ii)

RESTRICTIONS.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Board or the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board or the Committee may deem appropriate.

(iii)
REGISTRATION.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board or the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)
FORFEITURE.  Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board or the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.  Unrestricted Shares, evidenced in such manner as the Board or the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

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(d)
PERFORMANCE AWARDS.  The Board and the Committee are hereby authorized to grant Performance Awards.  Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish.  Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the Committee.  The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate.  Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e)
DIVIDEND EQUIVALENTS.  The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.  Subject to the terms of the Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

(f)
OTHER STOCK-BASED AWARDS.  The Board and the Committee are hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law.  Subject to the terms of the Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

(g)	GENERAL.

(i)	NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)
AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER.  Awards may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

(iii)
FORMS OF PAYMENT UNDER AWARDS.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Board or the Committee shall determine, including, without limitation, cash, Shares, other securities other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Board or the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

17

(iv)
LIMITS ON TRANSFER OF AWARDS.  No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Board or the Committee, a Participant may, in the manner established by the Board or the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or (b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes.  Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant's guardian or legal representative.  No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)
TERM OF AWARDS.  The term of each Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

(vi)
PER-PERSON LIMITATION ON AWARDS.  The number of Shares with respect to which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and other Awards may be granted under the Plan to an individual Participant in any one fiscal year of the Company shall not exceed 600,000 Shares, subject to adjustment as provided in Section 4(b).  The maximum fair market value of payments to an individual Participant under Performance Awards in any one fiscal year of the Company shall not exceed $10,000,000.

(vii)
SHARE CERTIFICATES.  All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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SECTION 7. AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)
AMENDMENTS TO THE PLAN.  The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

(b)
AMENDMENTS TO AWARDS.  The Board and the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c)
ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS.  Except as provided in the following sentence, the Board and the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.  In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, neither the Board nor the Committee shall have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d)
CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES.  The Board and the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. GENERAL PROVISIONS

(a)
NO RIGHTS TO AWARDS.  No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, other holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to each recipient.

(b)
DELEGATION.  The Board and the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Board or Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not "covered employees" for purposes of Section 162(m) of the Code.

(c)
WITHHOLDING.  The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d)
NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional  compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)
NO RIGHT TO EMPLOYMENT.  The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate.  Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)
GOVERNING LAW.  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable federal law.

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(g)
SEVERABILITY.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)
NO TRUST OR FUND CREATED.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)
NO FRACTIONAL SHARES.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j)
HEADINGS.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

20

SECTION 9.   EFFECTIVE DATE OF THE PLAN

Subject to the approval of the shareholders of the Company, the Plan shall be effective June 30, 2010 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan before its approval by shareholders, the Awards will be contingent on approval of the Plan by the shareholders of the Company at an annual meeting, special meeting, or by written consent.

SECTION 10.  TERM OF THE PLAN

No Award shall be granted under the Plan more than 10 years after the Effective Date.  However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

The foregoing 2010 Equity Incentive Plan was duly adopted and approved by the Board of Directors on _June 29, 2010 , effective June 30, 2010.

Keyuan Petrochemicals, Inc.,

By: /s/ Chunfeng Tao
 Secretary

21

APPENDIX B

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
KEYUAN PETROCHEMICALS, INC.

         I, the undersigned natural person of the age eighteen (18) years or more, acting as incorporator of a corporation under the General Corporation Law of the State of Nevada, do hereby adopt the following Articles of Incorporation:

ARTICLE I
The name of this corporation is Keyuan Petrochemicals, Inc.

ARTICLE II
The registered agent in charge thereof is Laughlin Associates, Inc. at 2533 North Carson Street, Carson City, Nevada 89706.

ARTICLE III
The  nature of the  business  and,  the  objects  and  purposes  proposed  to be transacted, promoted  and  carried  on, are to do any or all the things herein mentioned as fully and to the same extent as natural  persons  might or could do and in any part of the world, viz:

         "The purpose of the corporation shall be any lawful business to be conducted under the NRS."

ARTICLE IV
The authorized capital is made up of five classes:

(a)	100,000,000 shares of Common Stock of $0.001 par value, amounting to $100,000.00;
(b)	40,000,000 shares of Preferred Stock with $0.001 par value per share, amounting to $40,000.00.

ARTICLE V
The name and address of the incorporator signing the articles of incorporation is as follows:
                              Denise D. Smith
                              1541 E. I-30
                              Rockwall, Texas 78087

ARTICLE VI
The governing  board of this  corporation  shall be known as directors,  and the number of directors  may from time to time be  increased  or  decreased in such manner as shall be provided in the bylaws of this corporation, provided that the number of directors shall not be reduced less than one or be more than ten.

The name and address of the first director, which is one in number, is as follows:
                              Denise D. Smith
                              1541 E. I-30
                              Rockwall, Texas 78087

ARTICLE VII    Elimination or Limitation of Liability of Directors
No director shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director: provided, however, that nothing contained herein shall eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or the stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for any act or omission occurring prior to their directorship.

ARTICLE VIII   Indemnification of Directors and Officers
The corporation shall indemnify the directors and officers of the corporation, and of any subsidiary of the corporation, to the full extent provided by the laws of the States of Nevada.

Expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation. In addition, the corporation may advance expenses of such nature on any other terms and/or in any other manner authorized by law.

APPENDIX C

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 10-Q
(Mark One)

☒    QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)  OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2010

☐   TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______________ to _______________

Commission File Number

Keyuan Petrochemicals, Inc.
(Exact name of registrant as specified in its charter)

Nevada	45-0538522
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
(86) 574-8623-2955

 (Issuer's telephone number)

(Former address)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (Sec. 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act. (Check one)

Large Accelerated Filer	☐	Accelerated Filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934) Yes ☐ No ☒

As of November 13, 2010, there were 5,923,191 shares of Common Stock, par value $0.001 outstanding, 5,400,010 shares of Series B Preferred Stock, par value is $.001outstanding, 47,658 shares of Series M Preferred Stock, par value $.001 outstanding.

PART I – FINANCIAL INFORMATION

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Keyuan Petrochemicals, Inc.

We have reviewed the accompanying consolidated balance sheet of Keyuan Petrochemicals, Inc. (the “Company”) as of September 30, 2010, and the related consolidated statements of operations and comprehensive income (loss) for the three months and nine months ended September 30, 2010 and 2009, and the consolidated statements of cash flows for the nine months ended September 30, 2010 and 2009. These consolidated financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ PATRIZIO & ZHAO, LLC
Parsippany, New Jersey
November 15, 2010

KEYUAN PETROCHEMICALS, INC.

Consolidated Balance Sheets

	September 30,	December 31,
	2010	2009
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$44,932,623	$14,030,655
Restricted cash	68,422,905	6,012,690
Trade notes receivable	3,292,506	400,491
Inventories	77,135,949	32,595,045
Advance payments	18,173,457	7,417,202
Prepaid taxes	29,617,022	15,263,949
Tax rebate receivable	8,171,637	-
Due from unrelated parties	-	1,068,741
Deferred tax assets	105,631	3,486,922
Other current assets	379,515	581,706
Total current assets	250,231,245	80,857,401

Property, plant and equipment, net	129,086,205	131,824,617

Intangibles, net	12,256,149	6,378,316

Total assets	$391,573,599	$219,060,334

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable – trade and accrued expenses	$57,040,944	$2,888,860
Accounts payable – construction related	21,625,440	45,374,656
Short-term bank loans	123,104,239	82,885,500
Notes payable	52,844,100	13,719,134
Current portion of long-term bank loans	20,508,900	7,628,400
Advances from customers	23,151,303	16,549,644
Dividend payable	694,784	-
Due to former shareholder	-	733,500
Due to unrelated parties	-	953,550
Other current liabilities	272,797	290,631
Total current liabilities	299,242,507	171,023,875

Long-term bank loans	19,461,000	37,408,500

Total liabilities	318,703,507	208,432,375

Stockholders’ equity:
Series A preferred stock, $0.001 par value, 20,000,000 shares authorized, 6,738,336 shares issued and outstanding at
September 30, 2010	6,738	-
Series B preferred stock, $0.001 par value, 20,000,000 shares authorized, 5,400,010 shares issued and outstanding at
September 30, 2010	5,400	-
Series M preferred stock, $0.001 par value, 47,658 shares
authorized, issued and outstanding at September 30, 2010	48	48
Common stock, $0.001 par value, 50,000,000 shares authorized,
3,181,504 issued and outstanding at September 30,2010	3,182	-
Additional paid-in capital	62,428,778	20,229,949
Retained earnings (deficit)	7,187,770	(10,664,819)
Accumulated other comprehensive income	3,238,176	1,062,781
Total stockholders’ equity	72,870,092	10,627,959

Total liabilities and stockholders' equity	$391,573,599	$219,060,334

KEYUAN PETROCHEMICALS, INC.

Consolidated Statements of Operations and Comprehensive Income (loss)
(Unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2010	2009	2010	2009

Sales	$151,343,966	$7,362,101	$400,713,069	$7,362,101

Cost of sales	138,277,229	6,091,133	370,185,046	6,091,133

Gross profit	13,066,737	1,270,968	30,528,023	1,270,968

Operating expenses
Selling expenses	97,871	3,404	441,284	3,404
General and administrative expenses	1,645,321	839,699	3,539,109	2,076,292
Total operating expenses	1,743,192	843,103	3,980,393	2,079,696

Income (loss) from operations	11,323,545	427,865	26,547,630	(808,728)

Other income (expenses):
Interest expense, net	(3,850,777)	(568,242)	(6,514,240)	(821,422)
Non-operating income (expense)	1,897,007	(86,426)	1,906,606	(227,332)
Total other expenses	(1,953,770)	(654,668)	(4,607,634)	(1,048,754)

Income (loss) before provision for income Taxes	9,369,775	(226,803)	21,939,996	(1,857,482)

Provision (benefit) for income taxes
Current tax provision	1,477,677	-	3,392,623
Deferred tax benefit		(56,700)	-	(464,370)
Total	1,477,677	(56,700)	3,392,623	(464,370)

Net Income (loss)	7,892,098	(170,103)	18,547,373	(1,393,112)

Other comprehensive income
Foreign currency translation adjustment	1,976,139	24,841	2,175,395	20,363

Comprehensive Income (loss)	$9,868,237	$(145,262)	$20,722,768	$(1,372,749)

Basic earnings per common share	$2.26	$0.00	$9.56	$0.00
Diluted earnings per common share	$0.14	$0.00	$0.35	$0.00

Weighted average number of common shares outstanding
Basic	3,181,504	-	1,867,972	-
Diluted	57,948,173		53,609,751	-

KEYUAN PETROCHEMICALS, INC.

Consolidated Statements of Cash Flows
(Unaudited)

	For the Nine Months Ended September 30,
	2010	2009

Cash flows from operating activities:
Net income (loss)	$18,547,373	$(1,393,112)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Share-based payments	132,828	-
Depreciation and amortization	6,374,361	270,183
Deferred tax assets	3,392,689	(464,370)
Changes in current assets and current liabilities:
Notes receivable	(2,833,738)	-
Inventories	(43,112,327)	(29,215,139)
Advance payments for raw materials	(10,420,393)	-
Prepaid taxes	(13,655,138)	(11,200,246)
Tax refund receivable	(8,171,637)	-
Other current assets	209,357	(349,133)
Accounts payable – trade and accrued expenses	53,154,501	(44,994)
Advances from customers	6,154,441	3,026,569
Dividends payable	694,784	-
Other current liabilities	(22,713)	4,839,897
Total adjustments	(8,102,985)	(33,137,233)

Net cash provided by (used in) operating activities	10,444,388	(34,530,345)

Cash flows from investing activities:
Advance payments for construction in progress	-	(9,982,433)
Due from unrelated parties	1,071,478	-
Additions to property and equipment	(781,468)	(53,220,371)
Additions to intangible assets	(5,900,639)	(51,307)
Accounts payable – construction related	(24,248,530)	15,816,422

Net cash used in investing activities	(29,859,159)	(47,437,689)

Cash flows from financing activities:
Restricted cash	(61,205,447)	(2,661,048)
Proceeds from short-term bank loans	37,854,656	66,698,450
Proceeds from bank notes	38,169,758	7,329,500
Due to former shareholder	(735,500)	5,703,007
Due to unrelated parties	(956,150)	-
Repayment of long-term bank loans	(5,884,000)	-
Capital contribution in cash	-	9,650,000
Proceeds from issuance of preferred stock and warrants	42,081,321	-
Preferred stock dividends declared	(694,784)	-

Net cash provided by financing activities	48,629,854	86,719,909

Effect of foreign currency translation on cash	1,686,885	3,565

Net increase in cash and cash equivalents	30,901,968	4,755,440

Cash and cash equivalents – beginning of period	14,030,655	9,094,537

Cash and cash equivalents – ending of period	$44,932,623	$13,849,977

Note 1 – Organization and Description of Business

Keyuan Petrochemicals, Inc, formerly known as Silver Pearl Enterprises, Inc. (“Silver Pearl”), a public shell company as defined in Rule 12b-2 of the Exchange Act of 1934, as amended, was established under the laws of Texas on May 4, 2004. The accompanying consolidated financial statements include the financial statements of Keyuan Petrochemicals, Inc. and its subsidiaries (the “Company” or “we” or “us”). The Company’s primary business involves researching, manufacturing, and selling petrochemical products.

On April 22, 2010, Silver Pearl entered into a Share Exchange Agreement, by and among Keyuan International Group Limited (“Keyuan International”), a company organized under the laws of the British Virgin Islands on June 11, 2009, Delight Reward Limited, the sole shareholder of Keyuan International and a company organized under the laws of the British Virgin Islands (the “Delight Reward”), and Denise D. Smith, the Company’s former principal stockholder (“Smith”). Pursuant to the terms of the Exchange Agreement, Delight Reward transferred to Silver Pearl all of the issued and outstanding ordinary shares of Keyuan International (the “Keyuan International Shares”) in exchange for the issuance of 47,658 shares of Silver Pearl’s Series M preferred stock, par value $0.001 per share (the “Series M Preferred Stock”) (such transaction is sometimes referred to herein as the “Share Exchange”). The Series M shares vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s shareholders approving an increase in authorized common stock to at least 100,000,000 shares. The acquisition was accounted for as a reverse acquisition under the purchase method for business combinations.

As a result of the Share Exchange, we are now the holding company of Ningbo Keyuan Plastics Co., Ltd. (“Ningbo Keyuan”), the operating subsidiary of Keyuan International organized in the People’s Republic of China (“China” or the “PRC”) and engaged in manufacturing and supplying various petrochemical products in China.  Ningbo Keyuan was established on April 26, 2007 under the corporate laws of the People’s Republic of China (“PRC”). On November 16, 2009, Ningbo Keyuan was acquired by Keyuan Group Limited, a wholly owned subsidiary of Keyuan International. The business of Keyuan International is conducted through the operations of Ningbo Keyuan.

On May 12, 2010, we caused to be formed a corporation under the laws of the State of Nevada called Keyuan Petrochemicals, Inc. and on the same day, acquired one hundred (100) shares (95%) of this entity’s stock for cash. As such, this entity became our wholly-owned subsidiary (the “Merger Subsidiary”).

Effective as of May 17, 2010, the merger subsidiary was merged with and into us. As a result of the merger, our corporate name was changed to “Keyuan Petrochemicals, Inc.”  Prior to the merger, the merger subsidiary had no liabilities and nominal assets and, as a result of the merger, the separate existence of the merger subsidiary ceased.  We are the surviving corporation in the merger and, except for the name change provided for in the Agreement and Plan of Merger, there was no change in our directors, officers, capital structure or business.

On August 8, 2010,Keyuan Group Limited (HK Company) formed a wholly owned subsidiary in China, ,named Ningbo Keyuan Petrochemicals, Ltd, with registered capital of $3 M, to serve as the sales and marketing, raw materials sourcing and market analysis arm for the Company.

Note 2– Summary of Significant Accounting Policies

Basis Of Presentation

The Company’s consolidated financial statements include the accounts of its wholly-owned subsidiaries. All intercompany balances and transactions are eliminated in consolidation. The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) applicable to interim financial information and the requirements of Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission. Accordingly, they do not include all of the information and disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. Interim results are not necessarily indicative of results for a full year. In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position and the results of operations and cash flows for the interim periods have been included.

.

Note 2– Summary of Significant Accounting Policies (continued)

In preparing the accompanying unaudited consolidated financial statements, the Company evaluated the period from September 30, 2010 through the date the financial statements were issued for material subsequent events requiring recognition or disclosure. Events identified for this period are described in Note 25.

Interim Financial Statements

These interim financial statements should be read in conjunction with the audited financial statements for the years ended December 31, 2009 and 2008, as not all disclosures required by generally accepted accounting principles (“GAAP”) for annual financial statements are presented. The interim financial statements follow the same accounting policies and methods of computations as the audited financial statements for the years ended December 31, 2009 and 2008.

Reclassification

Certain amounts as of December 31, 2009 were reclassified to conform to current period presentation.

Note 3– Restricted Cash

As of September 30, 2010 and December 31, 2009, the Company had restricted cash of $68,422,905 and $6,012,690, respectively. These restricted cash balances are reserved for settlement of trade notes payable and open letter of credit in connection with inventory purchases. The cash held in custody by bank issuing the trade notes payable and letter of credit is restricted as to withdrawal or use, and is currently earning interest.

Note 4 – Inventories

Inventories as of September 30, 2010 and December 31, 2009 consist of the following:

	September 30, 2010	December 31, 2009

Raw materials	$42,004,148	$14,740,077
Work in process	3,130,045	1,558,588
Finished goods	32,001,756	16,296,380

Total	$77,135,949	$32,595,045

Note 5 – Advance Payments

The Company makes advances to certain vendors for purchase of raw materials. The balance of such advances amounted to $18,173,457 and $7,417,202 as of September 30, 2010 and December 31, 2009, respectively.

Note 6 – Prepaid Taxes

Prepaid taxes as of September 30, 2010 and December 31, 2009 consist of the following:

	September 30, 2010	December 31, 2009

Value-added taxes (VAT)	$15,114,376	$15,263,949
Customs duties	14,502,646	-

Total	$29,617,022	$15,263,949

.

Note 7 – Tax Rebate Receivable

Tax refund receivable as of September 30, 2010 and December 31, 2009 consist of the following:

	September 30, 2010	December 31, 2009

Consumption tax rebate receivable	$8,171,637	$-

In August 2010, the PRC government enacted a policy that states that heavy oil purchased domestically and used as raw materials for producing ethylene and aromatics products in 2010 will be exempted from consumption tax and imported heavy oil used from producing ethylene and aromatics products will receive a consumption tax rebate. Since the Company is an eligible enterprise and has meet all terms and conditions of the government rebate, we started to capture the benefit of the tax rebate which resulted in a tax receivable of approximately $8.2 million.

Note 8 – Property, Plant and Equipment

Property, plant and equipment as of September 30, 2010 and December 31, 2009 consist of the following:

	September 30, 2010	December 31, 2009

Buildings	$1,541,190	$1,511,010
Machinery and equipment	133,263,153	130,044,758
Vehicles	542,573	305,536
Office equipment and furniture	129,048	120,367
Subtotal	135,475,964	131,981,671
Less: accumulated depreciation	6,389,759	157,054

Total	$129,086,205	$131,824,617

Depreciation expense for the three months ended September 30, 2010 and 2009 were $2,056,725 and $23,953, respectively. Depreciation expenses for the nine months ended September 30, 2010 and 2009 were $6,121,298 and $65,152, respectively.

Note 9 – Intangible Assets

Intangible assets as of September 30, 2010 and December 31, 2009 consist of the following:

	September 30, 2010	December 31, 2009

Land use rights	$11,586,152	$5,613,187
Software	150,500	3,668
Technology	1,422,150	1,393,650
Subtotal	13,158,802	7,010,505
Less: accumulated amortization	902,653	632,189

Total	$12,256,149	$6,378,316

Amortization expense for the three months ended September 30, 2010 and 2009 were $112,882 and $68,363, respectively. Amortization expense for the nine months ended September 30, 2010 and 2009 were $253,063 and $205,031, respectively.

Note 10 – Accounts Payable – Trade and Accrued Expenses

Accounts payable and accrued expenses as of September 30, 2010 and December 31, 2009 consist of the following:

	September 30, 2010	December 31, 2009

Accounts payable	$56,963,022	$2,838,860
Accrued expenses	77,922	50,000

Total	$57,040,944	$2,888,860

The carrying value of accounts payable and accrued expenses approximates their fair value due to the short-term nature of these obligations.

Note 11 – Accounts Payable – Construction Related

As of September 30, 2010 and December 31, 2009, the Company had construction payables of $21,625,440 and $45,374,656, respectively. Construction related accounts payable represent the cost of additions of manufacturing facilities.

.

Note 12 – Short-Term Bank Loans

Short-term bank loans as of September 30, 2010 and December 31, 2009 consist of the following:

	September 30,	December 31,
	2010	2009
On January 12, 2009, the Company obtained a loan from Bank of China, the principal of which was repaid in full by January 11, 2010.The interest was calculated using an annual fixed interest rate of 5.31% and paid quarterly.
The loan was guaranteed by a third party entity and an individual person.	$-	$5,868,000

On April 28, 2009, the Company obtained a loan from Bank of China, the principal of which was repaid in full by April 27, 2010.The interest was calculated using an annual fixed interest rate of 5.31% and paid quarterly.
The loan was guaranteed by a third party entity and an individual person.	$-	$5,868,000

On April 28, 2009, the Company obtained a loan from Agricultural Bank of
China, the principal of which was repaid in full by April 27, 2010.The interest was calculated using an annual fixed interest rate of 5.31% and paid monthly.
The loan was guaranteed by a third party entity and two individual persons.	$-	$5,868,000

On May 11, 2009, the Company obtained a loan from Agricultural Bank of
China, the principal of which was repaid in full by May 10, 2010.The interest was calculated using an annual fixed interest rate of 5.31% and paid monthly.
The loan was guaranteed by a third party entity and two individual persons.	$-	$8,802,000

On July 15, 2009, the Company obtained a loan from Industrial and
Commercial Bank of China, the principal of which was repaid in full by
July 14, 2010.The interest was calculated using an annual fixed interest rate of
5.31% and paid monthly. The loan was guaranteed by a third party entity.	$-	$1,467,000

On July 21, 2009, the Company obtained a loan from Industrial Bank Co., Ltd., the principal of which was repaid in full by July 20, 2010. The interest was calculated using an annual fixed interest rate of 5.31% and paid quarterly.
The loan was guaranteed by a third party entity.	$-	$6,601,500

On August 12, 2009, the Company obtained a loan from Bank of China, the principal of which was repaid in full by August 11, 2010.The interest was calculated using an annual fixed interest rate of 4.779% and paid quarterly.
The loan was guaranteed by a third party entity and an individual person.	$-	$8,802,000

On September 1, 2009, the Company obtained a loan from Industrial and
Commercial Bank of China, the principal of which was repaid in full by
August 20, 2010. The interest was calculated using an annual fixed interest rate
of 5.31% and paid monthly. The loan was guaranteed by a third party entity.	$-	$1,467,000

On September 22, 2009, the Company obtained a loan from China
Construction Bank, the principal of which was repaid in full by September 21,
2010.The interest was calculated using an annual fixed interest rate of 4.779%
and paid monthly. The loan was guaranteed by a third party entity.	$-	$11,736,000

.

Note 12 – Short-Term Bank Loans (continued)

	September 30,	December 31,
	2010	2009
On September 23, 2009, the Company obtained a loan from Huaxia Bank, the principal of which was repaid in full by September 22, 2010.The interest was calculated using an annual fixed interest rate of 4.779% and paid quarterly.
The loan was guaranteed by a third party entity and an individual person.	$-	$7,335,000

On October 29, 2009, the Company obtained a loan from Shanghai Pudong
Development Bank, the principal of which was repaid in full by April 28,
2010.The interest was calculated using an annual fixed interest rate of 4.86%
and paid quarterly. The loan was guaranteed by a third party entity.	$-	$3,667,500

On November 18, 2009, the Company obtained a loan from China Merchants
Bank, the principal of which is to be repaid in full by November 2, 2010.The interest was calculated using an annual fixed interest rate of 5.31% and paid monthly. The loan was guaranteed by a third party entity and an individual
Person.	$2,994,000	$2,934,000

On December 1, 2009, the Company obtained a loan from Shanghai Pudong
Development Bank, the principal of which was repaid in full by May 30,
2010.The interest was calculated using an annual fixed interest rate of 4.86%
and paid quarterly. The loan was secured by a lien on the Company’s rights to
use sea areas.	$-	$3,667,500

On December 1, 2009, the Company obtained a loan from China Merchants
Bank, the principal of which is to be repaid in full by November 2, 2010.The interest was calculated using an annual fixed interest rate of 5.31% and paid monthly. The loan was guaranteed by a third party entity and an individual
Person.	$5,988,000	$5,868,000

On December 31, 2009, the Company obtained a loan from Bank of China, the principal of which is to be repaid in full by December 30, 2010.The interest was calculated using an annual fixed interest rate of 5.0445% and paid
quarterly. The loan was guaranteed by a third party entity.	$2,994,000	$2,934,000

On January 5, 2010, the Company obtained a loan from Bank of China, the principal of which is to be repaid in full by January 4, 2011.The interest was calculated using an annual fixed interest rate of 5.0445% and paid
quarterly. The loan was guaranteed by a third party entity.	$5,988,000	$-

On January 12, 2010, the Company obtained a loan from Shenzhen
Development bank, the principal of which is to be repaid in full by January 11,
2011.The interest was calculated using an annual fixed interest rate of 5.31%
and paid monthly. The loan was guaranteed by a third party entity and an
individual person.	$4,491,000	$-

On February 3, 2010, the Company obtained a loan from Bank of China, the principal of which is to be repaid in full by February 2, 2011.The interest was calculated using an annual fixed interest rate of 5.0445% and paid
quarterly. The loan was guaranteed by a third party entity.	$748,500	$

.

Note 12 – Short-Term Bank Loans (continued)
	September 30,	December 31,
	2010	2009
On April 15, 2010, the Company obtained a loan from Bank of China, the principal of which is to be repaid in full by April 14, 2011.The interest was calculated using an annual fixed interest rate of 5.0445% and paid quarterly.
The loan was guaranteed by a third party entity and an individual person.	$5,239,500	$-

On April 21, 2010, the Company obtained a loan from Agricultural Bank of
China, the principal of which is to be repaid in full by April 20, 2011.The interest was calculated using an annual fixed interest rate of 5.31% and paid monthly.
The loan was guaranteed by a third party entity.	$5,988,000	$-

On May 5, 2010, the Company obtained a loan from Agricultural Bank of
China, the principal of which is to be repaid in full by May 4, 2011.The interest was calculated using an annual fixed interest rate of 5.31% and paid monthly.
The loan was guaranteed by a third party entity.	$8,982,000	$-

On May 27, 2010, the Company obtained a loan from Shanghai Pudong
Development Bank, the principal of which is to be repaid in full by November 26,
2010. The interest was calculated using an annual fixed interest rate of 4.86%
and paid quarterly. The loan was secured by a lien on the Company’s rights to
use sea areas.	$3,742,500	$-

On July 2, 2010, the Company obtained a loan from Bank of China, the principal and interest of which are to be paid in full by July 1, 2011. The interest is calculated using an annual fixed interest rate of 3.47313%.
The loan is secured by the Company’s cash deposit at the bank.	$16,659,202	$-

On July 29, 2010, the Company obtained a loan from Bank of China, the principal and interest of which are to be paid in full by July 28, 2011. The interest calculated using an annual fixed interest rate of 3.37469%.
The loan is secured by the Company’s cash deposit at the bank.	$16,554,997	$-

On July 30, 2010, the Company obtained a loan from Shanghai Pudong
Development Bank, the principal of which is to be repaid in full by January 29,
2011. The interest was calculated using an annual fixed interest rate of 4.86%
and paid quarterly. The loan was secured by a lien on the Company’s rights to
use sea areas.	$7,485,000	$-

On August 5, 2010, the Company obtained a loan from Bank of China, the principal of which is to be repaid in full by August 4, 2011.The interest was calculated using an annual fixed interest rate of 5.31% and paid quarterly.
The loan was guaranteed by a third party entity and an individual person.	$4,491,000	$-

On August 9, 2010, the Company obtained a loan from Bank of China, the principal of which is to be repaid in full by August 8, 2011. The interest was calculated using an annual fixed interest rate of 5.31% and paid quarterly.
The loan was guaranteed by a third party entity and an individual person.	$4,491,000	$-

On July 20, 2010, the Company obtained a loan from Agricultural Bank of
China, the principal of which is to be repaid in full by October 19, 2010. The interest is calculated using an annual fixed interest rate of 2.0178% and paid
monthly. The loan was guaranteed by a third party entity.	$2,315,540	$-

.

Note 12 – Short-Term Bank Loans (continued)
	September 30,	December 31,
	2010	2009
On September 13, 2010, the Company obtained a loan from Huaxia Bank, the principal of which is to be repaid in full by September 12, 2011. The interest was calculated using an annual fixed interest rate of 4.779% and paid quarterly.
The loan was guaranteed by a third party entity and an individual person.	$11,976,000	$-

On September 26, 2010, the Company obtained a loan from China
Construction Bank, the principal of which is to be repaid in full by September
1, 2011. The interest was calculated using an annual fixed interest rate of
5.31% and paid monthly. The loan was guaranteed by a third party entity.	$11,976,000	$-

Total short-term bank loans	$123,104,239	$82,885,500

Note 13 – Notes Payable

Notes payable consist of non-collateralized non-interest bearing promissory notes issued in connection with the acquisition of certain inventory and equipment. Balances outstanding under the notes as of September 30, 2010 and December 31, 2009 were $52,844,100 and $13,719,134, respectively.

Note 14 – Advances from Customers

As of  September 30, 2010 and December 31, 2009, the Company had advances from customers of $23,151,303 and $16,549,644, respectively. As a common business practice, the Company requires certain customers to make advance payments for sales. Such advances are interest-free and unsecured.

Note 15 – Long-Term BANK LOANS

The Company obtained long-term bank loans for plant construction. The balances as of September 30, 2010 and December 31, 2009 are as follows:

	September 30,	December 31,
	2010	2009
On February 5, 2008, the Company obtained a loan from Bank of China, the principal of which is to be repaid in full by February 4, 2011. The interest was calculated using floating interest rate and paid quarterly. For the quarter ended September 30, 2010, the current interest rate is 5.4%. The loan was
guaranteed by a third party entity and an individual person.	$7,485,000	$7,335,000

On April 18, 2008, the Company obtained a loan from Bank of China, the principal of which is to be repaid in full by January 18, 2011. The interest was calculated using floating interest rate and paid quarterly. For the quarter ended
September 30, 2010, the current interest rate is 5.4%. The loan was guaranteed
by a third party entity and an individual person.	$2,994,000	$2,934,000

On May 20, 2008, the Company obtained a loan from Industrial and
Commercial Bank of China, the principal of which is to be repaid in full by
December 15, 2011. The interest was calculated using floating interest rate and paid quarterly. For the quarter ended September 30, 2010, the current interest
rate is 6.048%. The loan was guaranteed by a third party entity.	$4,491,000	$4,401,000

.

Note 15 – Long-Term debt (continued)

	September 30,	December 31,
	2010	2009
On August 15, 2008, the Company obtained a loan from China Construction
Bank, the principal of which is to be repaid in full by August 14, 2012. The interest was calculated using floating interest rate and paid monthly. For the quarter ended September 30, 2010, the current interest rate is 5.76%. The
loan was guaranteed by a third party entity and an individual person.	$4,491,000	$4,401,000

On September 5, 2008, the Company obtained a loan from Bank of China, the principal of which is to be repaid in full by January 4, 2011. The interest was calculated using floating interest rate and paid quarterly. For the quarter ended
September 30, 2010, the current interest rate is 5.4%. The loan was guaranteed
by a third party entity and an individual person.	$2,245,500	$2,200,500

On October 14, 2008, the Company obtained a loan from China Construction
Bank, the principal of which is to be repaid in full by October 12, 2012. The interest was calculated using floating interest rate and paid monthly. For the quarter ended September 30, 2010, the current interest rate is 5.76%. The loan
was guaranteed by a third party entity.	$9,580,800	$10,709,100

On October 14, 2008, the Company obtained a loan from China Construction
Bank, the principal of which is to be repaid in full by October 12, 2012. The interest was calculated using floating interest rate and paid monthly. For the quarter ended September 30, 2010, the current interest rate is 5.76%. The loan
was guaranteed by a third party entity.	$898,200	$880,200

On October 15, 2008, the Company obtained a loan from China Construction
Bank, the principal of which was repaid in full by July 30, 2010. The interest was calculated using floating interest rate and paid monthly. For the quarter ended September 30, 2010, the current interest rate is 5.76%. The loan
was secured by a lien on the Company’s property and equipment.	$-	$3,080,700

On October 15, 2008, the Company obtained a loan from Industrial and
Commercial Bank of China in the amount of $6,894,900, $5,427,900 of which is to be repaid in full by October 15, 2010, and $1,467,000 of which is to be paid in full by November 15, 2011. The interest was calculated using floating interest rate and paid quarterly. For the quarter ended September 30, 2010, the current average interest rate is 5.76%. The loan was secured by a lien on the
Company’s property and equipment and guaranteed by a third party entity.	$5,538,900	$6,894,900

On November 21, 2008, the Company obtained a loan from Bank of China, the principal of which is to be repaid in full by December 20, 2010. The interest was calculated using floating interest rate and paid quarterly. For the quarter ended September 30, 2010, the current interest rate is 5.4%. The loan was
guaranteed by a third party entity and an individual person.	$2,245,500	$2,200,500

Total	$39,969,900	$45,036,900

Less: Current portion	20,508,900	7,628,400

Total non current portion	$19,461,000	$37,408,500

.

Note 16 – Income Taxes

The Company is a Nevada corporation and conducts all of its business through its Chinese subsidiary and its affiliated Chinese operating companies. All business is conducted in PRC. As the U.S. holding company has not recorded any income for the nine months ended September 30, 2010 and 2009, there was no provision or benefit for U.S. income tax purpose.

Keyuan International was incorporated in the British Virgin Islands. Under the laws of British Virgin Islands, the Company is not subject to tax on income or capital gain.

The Company’s Chinese subsidiary and affiliated operating companies based in China are governed by the Income Tax Law of the PRC concerning the privately-run enterprises, which are subject to a statutory tax rate of 25% and were, until January 2008, subject to a statutory tax rate of 33% (30% state income tax plus 3% local income tax) on income reported in the statutory statements after appropriate adjustments for tax purposes.

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the PRC (the New CIT Law), which became effective on January 1, 2008. Under the new law, the applicable corporate income tax rate to all Companies, both domestic and foreign-invested companies, is 25% replacing the previous applicable tax rate of 33%.

For the year ended 2009, the Company incurred a loss and was subject to the 25% tax rate. In order to support the growth of certain local enterprises, the local government granted Keyuan Plastics Co., a preferential tax treatment. In the first two profitable years, the local government will credit back to the Company the entire local portion of the income tax which equals to 40% of the whole Enterprise Income Tax the Company paid applying the 25% tax rate, resulting in an effective tax rate of 15%; in the subsequent three profitable years, the local government will credit back 50% of the local income tax the Company paid under the 25% tax rate resulting in an effective tax rate of 20%. A reconciliation of the provision (benefit) for income taxes with amounts determined by applying the statutory rate and the local preferential tax treatment is as follows:

	For the Nine Months Ended September 30,
	2010	2009

Computed tax at statutory rate	$5,484,999	$(464,370)
Non-taxable loss	163,556	-
Tax credit from local government	(2,255,932)
Total provision for income taxes	$3,392,623	$(464,370)
Effective tax rate	15%	(25%)

On February 22, 2008, the Ministry of Finance (“MOF”) and the State Administration of Taxation (“SAT”) jointly issued Cai Shui [2008] Circular 1 (“Circular 1”). According to Article 4 of Circular 1, distributions of accumulated profits earned by a Foreign Invested Enterprise (“FIE”) prior to January 1, 2008 to foreign investor(s) in 2008 or after will be exempt from withholding tax (“WHT”) while distribution of the profit earned by an FIE after January 1, 2008 to its foreign investor(s) shall be subject to WHT. Since the Company intends to reinvest its earnings to further expand its businesses in mainland China, its FIEs do not intend to declare dividends to their immediate foreign holding companies in the foreseeable future.

Note 17 – Risk Factors

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC.  The Company's business may also be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

.

Note 18 – Concentrations of Credit Risk

For the nine months ended September 30, 2010, five vendors accounted for approximately 73.08% of the Company’s raw materials purchase. Purchases from these vendors amounted to $267.43 million. The sales to the Company’s top five customers amounted to $167.68 million and accounted for approximately 42% of the Company's total sales.

Financial instruments which potentially subject the Company to credit risk consist principally of cash on deposit with financial institutions. Management believes that minimal credit risk exists with respect to these investments as management believes that the financial institutions that hold the Company’s cash and cash equivalents and restricted cash are financially sound.

Note 19 – Supplemental Cash Flow Disclosures

	For the Nine Months Ended September 30,
	2010	2009

Cash paid for interest	$5,449,837	$872,248
Cash paid for income taxes	$-	$-

Note 20 – Earnings Per Share

The Company presents earnings per share (“EPS”) on a basic and diluted basis. Basic earnings per share have been computed by dividing income available to common shareholders by the weighted average number of common shares outstanding. Diluted earnings per share have been computed by dividing income available to common shareholders by the weighted average number of shares outstanding including the dilutive effect of equity securities. All share and per share data have been adjusted retroactively to reflect the recapitalization of the Company pursuant to the Securities Exchange Agreement with Silver Pearl.

	For the Three Months Ended September 30,
	2010	2009

Net income (numerator for diluted income per share)	$7,892,098	$(170,103)

Less: Dividend attributable to preferred stockholders	694,784	-

Net income attributable to common stockholders	7,197,314	$(170,103)
(numerator for basic income per share)

Weighted average common shares	3,181,504	-
(denominator for basic earnings per share)

Effect of dilutive securities:
Convertible preferred stock	54,513,727
Warrants	252,942	-

Weighted average common shares	57,948,173
(denominator for diluted earnings per share)

Basic earnings (loss) per share	$2.26	$0.00
Diluted earnings (loss) per share	$0.14	$0.00

.

Note 20 – Earnings Per Share (continued)

	For the Nine Months Ended September 30,
	2010	2009

Net income (loss)	$18,547,373	$(1,393,112)

Less: Dividend attributable to preferred stockholders	694,784	-

Net income attributable to common stockholders	17,852,589	(,1,393,112)
(numerator for basic income per share)

Weighted average common shares	1,867,972	-
(denominator for basic earnings per share)

Effect of dilutive securities:
Convertible preferred stock	51,596,758	-
Warrants	145,021	-

Weighted average common shares	53,609,751	-
(denominator for diluted earnings per share)

Basic earnings (loss) per share	$9.56	$0.00
Diluted earnings (loss) per share	$0.35	$0.00

Note 21 – Share Exchange and Private Financing

Share Exchange

On April 22, 2010, the Company (formerly known as “Silver Pearl”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Keyuan International (a company organized under the laws of the British Virgin Islands) and shareholders of the Company and Keyuan International. Pursuant to the terms of the Exchange Agreement, the Keyuan International’s shareholders transferred to the Company all of the issued and outstanding shares of Keyuan International in exchange for the issuance of 47,658 shares of the Company’s Series M preferred stock.

Prior to the Share Exchange, Silver Pearl had 5,696,800 shares of common stock issued and outstanding. Immediately prior to the Share Exchange, 3,264,000 shares of Silver Pearl’s common stock then outstanding were cancelled and retired, so that immediately after the Share Exchange Silver Pearl had 2,432,800 common shares and 47,658 Series M shares issued and outstanding. The Series M shares vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s shareholders approving an increase in authorized common stock to at least 100,000,000 shares.  The Company also deposited $400,000 into an escrow account which amount was paid to an owner of the cancelled shares of Silver Pearl, as a result of the Share Exchange having been consummated.

The Share Exchange resulted in a change-in-control of Silver Pearl as the Company’s shareholders have acquired the majority ownership of the combined entity.

.

Note 21 – Share Exchange and Private Financing (continued)

Share Exchange (continued)

In accordance with the Accounting and Financial Reporting Interpretations and Guidance issued by the staff of the U.S. Securities and Exchange Commission (the “SEC”), the Share Exchange will be accounted for as a reverse acquisition whereby Silver Pearl (the legal acquirer) is considered as the accounting acquiree and the Keyuan International (the legal acquiree) is considered as the accounting acquirer. The consolidated financial statements of the combined entity will be in substance those of the Keyuan International’s, with the assets and liabilities, and revenues and expenses, of Silver Pearl being included effective from the date of consummation of the Share Exchange. Silver Pearl will be deemed to be a continuation of the Company’s business. The outstanding stock of Silver Pearl prior to the Share Exchange will be accounted for at their net book value with no goodwill being recognized.

April – May 2010 Private Placement (Series A Financing)

On April 22, 2010, immediately following the Share Exchange mentioned above,  and on May 18, 2010, the Company completed a private placement offering (the “Series A Private Placement”) pursuant to a securities purchase agreement with certain investors (collectively, the “Series A Investors”) and sold 748,704 units at a purchase price of $35 per unit, consisting of, in the aggregate, (a) 6,738,336 shares of Series A convertible preferred stock, par value $0.001 per share (the “Series A Preferred Stock”) convertible into the same number of shares of Common Stock, (b) 748,704 shares of Common Stock (the “Issued Common Shares”), (c) three-year Series A Warrants (the “Series A Warrants”) to purchase up to 748,704 shares of Common Stock, at an exercise price of $4.50 per share (the “Series A Warrant Shares”) for a three-year period, and (d) three-year Series B Warrants (the “Series B Warrants””) to purchase up to 748,704 shares of Common Stock, at an exercise price of $5.25 per share (the “Series B Warrant Shares”) for a three-year period. The Company received aggregate gross proceeds of approximately $26.2 million from the Series A Private Placement (or sometimes is referred herein as the “Series A Financing”).

In conjunction with the Series A Financing, the Company also entered into the following agreements:

•
A registration rights agreement with the investors, in which we agreed to file this registration statement with the SEC to register for resale the Shares, the Common Stock issuable upon conversion of the Series A Preferred Stock, the Series A Warrant Shares and the Series B Warrant Shares, within 30 calendar days of April 22, 2010, and to have this registration statement declared effective within 150 calendar days of April 22, 2010 or within 180 calendar days of April 22, 2010 in the event of a full review of the registration statement by the SEC.

•
A securities escrow agreement with the Series A Investors and Delight Reward, pursuant to which, Delight Reward delivered into an escrow account 5,000 shares of our Series M Preferred Stock convertible into 5,000,000 shares of Common Stock to be used as escrow shares after we amend our Articles of Incorporation to increase our authorized Common Stock to one hundred million (100,000,000) shares. With respect to the 2010 performance year, if we achieve less than 95% of the 2010 performance threshold, then those escrow shares for such year will be delivered to the investors in the amount of 500,000 shares of Common Stock for each full percentage point by which such threshold was not achieved up to a maximum of 5,000,000 shares of Common Stock.

•
We and the Keyuan International Shareholder, entered into a lock-up agreement whereby Keyuan International is prohibited from selling our securities until six (6) months after the effective date of the registration statement required to be filed under the registration rights agreement. For one (1) year thereafter, it will be permitted to sell up to 1/12 of its initial holdings every month.

.

Note 21 – Share Exchange and Private Financing (continued)

September 2010 Private Placement (Series B Financing)

On September 28, 2010, in connection with a security purchase agreement between Keyuan Petrochemicals, Inc. and the certain investors (collectively, the “Series B Investors”), we closed a Series B private placement (the “Series B Financing” or “Series B Private Placement”) of $20,250,000 from offering a total of 540,001 units at a purchase price of $37.5 per unit, each consisting of, (a) ten (10) shares of Series B convertible preferred stock of the Company (the “Series B Preferred Shares”), (b) one and a half (1.5) three year Series C warrant (the “Series C Warrants”) to purchase one (1) share of Common Stock, at an exercise price of $4.50 per share, and (c) one and a half (1.5) three year Series D warrant (the “Series D Warrants,” together with the Series A Warrant, Series B Warrants, Series C Warrants collectively hereinafter referred to as “Warrants”) to purchase one (1) share of Common Stock, at an exercise price of $5.25 per share in reliance upon the exemption from securities registration afforded by Regulation S (“Regulation S”) as promulgated under the Securities Act of 1933.  The Company received aggregate gross proceeds of approximately $20.250 million from the Series B Financing.

In conjunction with the Series B Financing, the Company also entered into the following additional agreements:

•
A registration rights agreement with the Series B Investors, in which we agreed to file a registration statement with the Commission to register for resale the Common Stock underlying the Series B Preferred Stock, the Series C Warrant Shares and the Series B Warrant Shares, placement agent warrants, within 30 calendar days of October 19, 2010 for resale the Common Stock and Common Stock underlying the Series A Preferred Stock, Series A Warrants, Series B Warrants and placement agent warrants issued in the April-May private placement (the “Prior Registration Statement”) , and to have the registration statement declared effective within 150 calendar days ( or 180 calendar days of the Closing Date in the event of a full review of the registration statement by the SEC)  following October 19, 2010.

•
A securities escrow agreement with the Series B Investors and Delight Reward, holder of all of our issued and outstanding Series M preferred stock, pursuant to which, Delight Reward agrees to deliver into an escrow account 3,400 shares of our Series M Preferred Stock convertible into 3,400,000 shares of Common Stock to be used as escrow shares  after we amend our Articles of Incorporation to increase our authorized Common Stock to one hundred million (100,000,000) shares. With respect to the 2010 performance year, if we achieve less than 95% of the 2010 performance threshold, then those escrow shares for such year will be delivered to the Investors in the amount of 500,000 shares of Common Stock for each full percentage point by which such threshold was not achieved up to a maximum of 3,400,000 shares of Common Stock.

•
A lock-up agreement with each of Messers Chunfeng Tao, Jicun Wang, Peijun Chen and Xin Yue (collectively, the “Affiliates”), whereby the Affiliates are prohibited from selling our securities that they directly or indirectly own (the “Lock-Up Shares”) until the registration statement is declared effective by the Commission (the “Lock-Up Period”). In addition, the Affiliates further agree that during the twenty four (24) months immediately following the Lock-Up Period, the Affiliates shall not offer, sell, contract to sell, assign, transfer more than twenty percent (20%) of the Lock-Up Shares in the aggregate, provided, that the Affiliates may Transfer not more than 0.83333% of the Lock-Up Shares during each calendar month following the Lock-Up Period, other than engaging in a transfer in a private sale of the Lock-Up Shares if the transferee agrees in writing to be bound by and subject to the terms of the lock-up agreement.

.

Note 21 – Share Exchange and Private Financing (continued)

September 2010 Private Placement (Series B Financing) (continued)

•
A voting agreement with Delight Reward and the Series B Investors, pursuant to which the Delight Reward agreed to (i) give its written consent in any action to approve the issuance of the underlying shares which will result in issuance of securities greater than 20% of the then outstanding shares of Common Stock at a price less that the applicable market, and (ii) to appoint a person designated by the Series B Investors holding a majority of the preferred shares as a member of the board of directors of the Company and the subsidiary of the Company organized under the laws of the People’s Republic of China.

Note 22 – Accounting for Series A Financing

Private Placement

Please refer to description of April-May Placement in Note 20 above.

Preferred Stock

The Board is authorized, without further action by the shareholders, to issue, from time to time, up to 20,000,000 shares of preferred stock in one or more classes or series. Similarly, the Board will be authorized to fix or alter the designations, powers, preferences, and the number of shares which constitute each such class or series of preferred stock. Such designations, powers or preferences may include, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share), redemption rights (including sinking fund provisions, if any), and liquidation preferences of any unissued shares or wholly unissued series of preferred stock. As of September 30, 2010 the Board has designated two classes of Preferred Stock, consisting of Series M Preferred Stock,  Series A Preferred Stock and Series B Preferred Stock and does not have any current intention to designate any other class of preferred stock.

Series A Preferred Stock

As of September 30, 2010, we have 6,738,336 shares of Series A Preferred Stock issued and outstanding. The Series A Preferred Shares by its principal terms:

(a)	pay a cumulative dividend at an annual rate of 6%, payable quarterly, at our option, in cash or in shares of Common Stock;
(b)	have a preference over the Common Stock on liquidation, dissolution or winding up of the Company equal to the original purchase price per Series A Preferred Share;
(c)
be convertible at any time after issuance, at the option of the holder, into shares of Common Stock, without the payment of additional consideration, at an initial conversion ratio of one-to-one (subject to anti-dilution adjustment);

(d)
automatically convert into shares of Common Stock at $3.50 per share, at the earlier to occur of the following: (i) the twenty four (24) month anniversary of the Closing of the Private Placement, and (ii)at such time that the Volume Weighted Average Price (“VWAP”) of the Common Stock is no less than $5.00 for a period of ten (10) consecutive trading days with the daily volume of the Common Stock equal to at least 50,000 shares per day;

(e)
the conversion price and the number of common shares underlying the Series A Preferred Stock are subject to customary adjustments, including weighted average broad-based anti-dilution protection for a period of twelve (12) months after the effective date of this registration statement; and

(f)
requires that we, prior to taking certain corporate actions (including certain issuances or redemptions of its securities or changes in its organizational documents), obtain the approval of more than 50% of the Series A Preferred Shares then issued and outstanding, voting as a group.

Note 22 – Accounting for Series A Financing (continued)

The Series A Warrants

As of September 30, 2010, there are 808,600 Series A Warrants issued and outstanding, including 59,896 warrants issued to the placement agent in the Private Placement. The Series A Warrants will, by its principal terms,

(a)	entitle the holder to purchase one (1) share of Common Stock;
(b)	be exercisable at any time after the consummation of the Private Placement and shall expire on the date that is three (3) years following the original issuance date of the Series A Warrants;
(c)	be exercisable, in whole or in part, at an exercise price of $4.50 per share;
(d)	be exercised only for cash (except that there will be a cashless exercise option at any time during which a registration statement covering such shares is not effective); and

(e)
be callable at $0.01 by us following the date that the VWAP of the Common Stock equals or exceeds $9.00 for fifteen (15) consecutive trading days with the average daily trading volume of no less than 75,000 shares.

The Series B Warrants

As of September 30, 2010, there are 808,600 Series B Warrants issued and outstanding, including 59,896 warrants issued to the placement agent in the Private Placement. The Series B Warrants will, by its principal terms,

(a)	entitle the holder to purchase one (1) share of Common Stock;
(b)	be exercisable at any time after consummation of the Private Placement and shall expire on the date that is three (3) years following the original issuance date of the Series B Warrants;
(c)	be exercisable, in whole or in part, at an exercise price of $5.25 per share;
(d)	be exercised only for cash (except that there will be a cashless exercise option at any time during which registration statement covering such shares is not effective); and
(e)
be callable at $0.01 by us following the date that the VWAP of the Common Stock equals or exceeds $10.50 for fifteen (15) consecutive trading days with the average daily trading volume of no less than 75,000 shares.

Registration Rights Agreement

In connection with the Series A Financing, we also entered into a registration rights agreement  with the Series A Investors, in which we agreed to file this registration statement  with the SEC to register for resale the issued Common Stock, the Common Stock issuable upon conversion of the Series A Preferred Stock, the Series A Warrant Shares and the Series B Warrant Shares, within 30 calendar days of April 22, 2010 and to have this registration statement declared effective within 150 calendar days of April 22, 2010 or within 180 calendar days of April 22, 2010 in the event of a full review of the registration statement by the SEC (the “Series A Financing RRA”). If we do not comply with the foregoing obligations under the Registration Rights Agreement, we will be required to pay cash liquidated damages to each investor, at the rate of 1% of the applicable subscription amount for each 30 day period in which we are not in compliance; provided, that such liquidated damages will be capped at 10% of the subscription amount of each investor and will not apply to any registrable securities that may be sold pursuant to Rule 144 under the Securities Act if all of the conditions in Rule 144(i)(2) are satisfied at the time of the proposed sale, or are subject to an SEC comment with respect to Rule 415 promulgated under the Securities Act.

Note 22 – Accounting for Series A Financing (continued)

Registration Rights Agreement (continued)

The Company evaluated the contingent obligation related to the Series A Financing RRA liquidated damages in accordance to “ASC Topic 825 “Financial Instruments” subtopic 20” (formerly Financial Accounting Standards Board Staff Position No. EITF 00-19-2 “Accounting for Registration Payment Arrangements”), which required the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement be separately recognized and measured in accordance with “ASC Topic 450” “Contingencies” (formerly SFAS No. 5, “Accounting for Contingencies”).  The Company concluded that such obligation was not probable to incur based on the best information and facts available as of September 30, 2010. Therefore, no contingent obligation related to the Series A Financing RRA liquidated damages was recognized as of September 30, 2010.

Escrowed Shares Arrangement

In conjunction with the Series A Financing, the Company also entered into a make good escrow agreement with the Series A Investors and Delight Reward, pursuant to which Delight Reward delivered into an escrow account 5,000 shares of Series M Preferred Stock that are convertible into 5,000,000 shares of Common Stock to be used as a share escrow for the achievement of a Fiscal Year 2010 net income performance threshold of $33.0 million. With respect to the 2010 performance year, if the Company achieves less than 95% of the 2010 performance threshold, then the escrow shares for such year will be delivered to the Investors in the amount of 500,000 common shares (rounded up to the nearest whole share and pro rata based on the number of shares of Series A Preferred Stock owned by such Investor at such date) for each full percentage point by which such threshold was not achieved up to a maximum of 5,000,000 common shares. Any escrow shares not delivered to any Series A Investor because such investor no longer holds shares of Series A Preferred Stock or Conversion Shares, or because the 2010 performance threshold was met, shall be returned to the Principal Stockholder.

For the purposes of the securities escrow agreement, net income is defined in accordance with US GAAP and reported by the Company in the audited financial statements for fiscal year ended 2010; provided, however, that net income for fiscal year ended 2010 shall be increased by any non-cash charges incurred (i) as a result of the April-May 2010 Private Placement, including without limitation, as a result of the issuance and/or conversion of the Series A Preferred Stock, and the issuance and/or exercise of the Series A Warrants and Series B Warrants, (ii) as a result of the release of the escrow shares to Delight Reward and/or the Series A Investors, as applicable, pursuant to the terms of the securities escrow agreement, (iii) as a result of the issuance of ordinary shares of Delight Reward to its PRC shareholders, upon the exercise of options granted to such PRC shareholders by Delight Reward, as of the date of the securities escrow agreement, (iv) as a result of the issuance of warrants to any placement agent and its designees in connection with the April-May 2010 Private Placement, (v) the exercise of any warrants to purchase Common Stock outstanding and (vi) the issuance under any performance based equity incentive plan that the Company adopt. Net income will also be increased to adjust for any cash or non-cash charges resulting from the payment of dividends on the Series A Preferred Stock in connection with the April-May2010 Private Placement.

The Company has evaluated the terms of the securities escrow agreement based on the guidance provided in ASC 718-10-S99. The Company concluded that because the escrowed shares would be released to the Company’s principal stockholder or distributed to the investors without regard to the continued employment of any of the Company’s directors of officers, the securities escrow agreement is in substance an inducement to facilitate the private placement, rather than as compensatory arrangement. As such, the securities escrow agreement has accounted for the escrowed share arrangement according to its nature and reflected it as a reduction of the proceeds allocated to the newly issued securities in the April-May 2010 Private Placement, based on the aggregate fair value of 5,000,000 shares of common stock at April 22, 2010.

Note 22 – Accounting for Series A Financing (continued)

Allocation of Proceeds in the Private Placement

In accordance with the guidance provided in ASC 470-20-30, the Company has first allocated the proceeds from the April-May 2010 Private Placement between the Issued Common Shares, the Series A Preferred Stock and Series A and B Warrants proportionately based on their estimated fair values as of the closing date of the April-May 2010 Private Placement.  Then the guidance provided in ASC 470-20-30-5 has been applied to the amount allocated to the convertible Series A Preferred Stock, and the effective conversion price has been used, to measure the intrinsic value, if any, of the embedded conversion option.

The Company’s common stock was not publicly traded before and as of the closing date of the April-May 2010 Private Placement and traded infrequently before the second closing on May 18, 2010.  In general, fair value is based on independent sources such as quoted market prices or dealer price quotations. To the extent certain financial instruments trade infrequently or are non-marketable securities, they may not have readily determinable fair values. The Company estimated the fair value of the Series Warrants, Series B Warrants, Series A Preferred Stock and restricted Common Stock using various pricing models and available information that management deems most relevant. Among the factors considered in determining the fair value of financial instruments are discounted anticipated cash flows, the cost, terms and liquidity of the instrument, the financial condition, operating results and credit ratings of the issuer or underlying company, the quoted market price of similar traded securities, and other factors generally pertinent to the valuation of financial instruments.

The following table sets out the allocation of the proceeds from the April 22, 2010 Private Placement:

Cash proceeds of the Private Placement (net of fees and expenses)	$19,867,774
Reduction for escrowed share arrangement	(11,900,000)
Net proceeds allocated to securities issued in the Private Placement	7,967,774
Allocated to:
Issued Common Shares	542,917
Series A Preferred Stock	7,314,219
Series A Warrants	66,133
Series B Warrants	44,506
$7,967,774

The following table sets out the allocation of the proceeds from the May 18, 2010 Private Placement:

Cash proceeds of the Private Placement (net of fees and expenses)	$3,044,315
Reduction for escrowed share arrangement	-
Net proceeds allocated to securities issued in the Private Placement	3,044,315
Allocated to:
Issued Common Shares	242,611
Series A Preferred Stock	2,732,642
Series A Warrants	40,490
Series B Warrants	28,572
$3,044,315

Note 22 – Accounting for Series A Financing (continued)

Accounting for the Series A Preferred Stock

The Series A Preferred Stock has been classified as permanent equity as there was no redemption provision at the option of the holders that is not within the control the Company on or after an agreed upon date. The Company evaluated the embedded conversion feature in its Series A Preferred Stock to determine if there was an embedded derivative requiring bifurcation. The Company concluded that the embedded conversion feature of the Series A Preferred Stock is not required to be bifurcated because the conversion feature is clearly and closely related to the host instrument.

Equity instruments that contain a beneficial conversion feature are recorded as a deemed dividend to the holders of the convertible equity instruments. The deemed dividend associated with the beneficial conversion is calculated as the difference between the fair value of the underlying common stock less the proceeds that have been received for the equity instrument limited to the value received. The beneficial conversion amount is recorded as a reduction on the carrying value of the equity instrument and an increase to additional paid-in-capital.

The intrinsic value of the embedded conversion feature has been calculated by comparing the effective conversion price determined based on the proceeds from the April-May 2010 Private Placement allocated to the Series A Preferred Stock, and the fair value of the Company’s common stock at the commitment date. The effective conversion price of the Series A Preferred Stock was determined to be higher than the fair value of the common stock at April 22 and May 18, 2010. Accordingly, the embedded conversion feature did not have an intrinsic value at each closing.

Accounting for the Series A and Series B Warrants

The Company has evaluated the terms of the Series A and B Warrants issued in the April-May 2010 Private Placement with reference to the guidance provided in ASC 815-40-15. The Company has concluded that the Series A and B Warrants are indexed to the Company’s own stock, because the warrants have no contingent exercise provision and have fixed strike prices which are only subject to adjustments in the event of stock split, combinations, dividends, mergers or other customary corporate events. Therefore, the Series A and B Warrants have been classified as equity.

Accounting for Placement Agent Warrants

In accordance with ASC Topic 340 subtopic 10 section S99-1 (formerly Staff Accounting Bulletin Topic 5.A: “Miscellaneous Accounting-Expenses of Offering”), “specific incremental costs directly attributable to a proposed or actual offering of securities may properly be deferred and charged against the gross proceeds of the offering.” In accordance with the SEC accounting and reporting manual “cost of issuing equity securities are charged directly to equity as deduction of the fair value assigned to share issued.” Accordingly, the Company concluded that the warrants issued to the placement agents are directly attributable to the August 2009 financing. If the Company had not issued the warrants to the placement agent, the Company would have had to pay the same amount of cash as the fair value. Therefore, the Company deducted the total fair value of the Placement agent warrants as of the commitment date which was approximately US$291,000 and $58,000 for the April 22nd and May 18th private placements as a deduction of the fair value assigned to the Series A Preferred Stock for each respective closing.

Note 23 – Accounting for Series B Financing

September 2010 Private Placement

Please refer to description of September 2010 Private Placement/Series B Financing in Note 20 above.

Note 23 – Accounting for Series B Financing (continued)

Preferred Stock

The Board is authorized, without further action by the shareholders, to issue, from time to time, up to 20,000,000 shares of preferred stock in one or more classes or series. Similarly, the Board will be authorized to fix or alter the designations, powers, preferences, and the number of shares which constitute each such class or series of preferred stock. Such designations, powers or preferences may include, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share), redemption rights (including sinking fund provisions, if any), and liquidation preferences of any unissued shares or wholly unissued series of preferred stock. As of September 30, 2010, the Board has designated three classes of Preferred Stock, consisting of Series M Preferred Stock and Series A Preferred Stock and Series B Preferred Stock and does not have any current intention to designate any other class of preferred stock.

Series B Preferred Stock

As of September 30, 2010, we have 5,400,010 shares of Series B Preferred Stock issued and outstanding. The Series B Preferred Shares by its principal terms:

(a)	pay a cumulative dividend at an annual rate of 6% during the first year immediately from and after the issuance date, payable quarterly, at our option, in cash or in shares of Common Stock;
(b)
Shall rank junior to our Series A preferred stock but have a preference over the Common Stock and Series M Preferred Stock and to all other classes and series of our equity securities on dividend rights and rights on liquidation, dissolution or winding up of the Company equal to the original purchase price per Series A Preferred Share;

(d)
are convertible in whole or in part, at the option of the holders, at one-to-one ratio,  into shares of our common stock at $3.75 per share prior to the Maturity, and all outstanding shares of the Series B Preferred Stock shall automatically  convert to shares of common stock upon Maturity, provided, however, at no time may holders convert shares of Series B Preferred Stock if (i) we have not obtained the Shareholder Approval; or (ii) the number of shares of common stock to be issued pursuant to such conversion would cause the number of shares of common stock beneficially owned by such holder and its affiliates in excess of 9.99% of the then issued and outstanding shares of common stock outstanding at such time, unless the holder provides us with a waiver notice in such form and with such content specified in the Series B Certificate of Designation.

(e)
the conversion price and the number of common shares underlying the Series B Preferred Stock are subject to customary adjustments, including weighted average broad-based anti-dilution protection, at any time or from time to time after the issuance date; and

(f)
requires that we, prior to taking certain corporate actions (including certain issuances or redemptions of its securities or changes in its organizational documents), obtain the approval of more than 50% of the Series B Preferred Shares then issued and outstanding, voting as a group.

The Series C Warrants

As of September 30, 2010, there are 874,802 Series C Warrants issued and outstanding, including 64,800 warrants issued to the placement agent in the Private Placement. The Series C Warrants will, by its principal terms,

Note 23 – Accounting for Series B Financing (continued)

The Series C Warrants (continued)

(a)	entitle the holder to purchase one (1) share of Common Stock;
(b)
be exercisable at any time after the consummation of the Private Placement and shall expire on the date that is three (3) years following the original issuance date of the Series C Warrants, subject to that the Company has obtained the shareholder approval

(c)	be exercisable, in whole or in part, at an exercise price of $4.50 per share;
(d)	be exercised only for cash (except that there will be a cashless exercise option at any time during which a registration statement covering such shares is not effective); and
(e)	Non-callable

The Series D Warrants

As of September 30, 2010, there are 874,802 Series D Warrants issued and outstanding, including 64,800 warrants issued to the placement agent in the Private Placement. The Series D Warrants will, by its principal terms,

(a)	entitle the holder to purchase one (1) share of Common Stock;
(b)
be exercisable at any time after consummation of the Private Placement and shall expire on the date that is three (3) years following the original issuance date of the Series C Warrants; subject to that the Company has obtained shareholder approval;

(c)	be exercisable, in whole or in part, at an exercise price of $5.25 per share;
(d)	be exercised only for cash (except that there will be a cashless exercise option at any time during which registration statement covering such shares is not effective); and
(e)	Non-callable

Registration Rights Agreement

In connection with the Series B Financing, we also entered into a registration rights agreement  with the Series B Investors (the “Series B Financing RRA”) , in which we agreed to file a registration statement with the Commission to register for resale the Common Stock underlying the Series B Preferred Stock, the Series C Warrant Shares and the Series B Warrant Shares, placement agent warrants, within 30 calendar days following the later to occur of (i) the closing date of the offering or (ii) the effective date of the prior registration statement for resale the Common Stock and Common Stock underlying the Series A Preferred Stock, Series A Warrants, Series B Warrants and placement agent warrants issued in the April-May private placement (the “Prior Registration Statement”) , and to have the registration statement declared effective within 150 calendar days ( or 180 calendar days of the Closing Date in the event of a full review of the registration statement by the SEC)  following the later to occur of (i) the Closing Date or (ii) or (ii) the effective date of the Prior Registration Statement.  If we do not comply with the foregoing obligations under the RRA, we will be required to pay cash liquidated damages to each investor, at the rate of 1% of the applicable subscription amount for each 30 day period in which we are not in compliance; provided, that such liquidated damages will be capped at 10% of the subscription amount of each investor and will not apply to any registrable securities that may be sold pursuant to Rule 144 under the Securities Act if all of the conditions in Rule 144(i)(2) are satisfied at the time of the proposed sale, or are subject to an SEC comment with respect to Rule 415 promulgated under the Securities Act.

In addition, pursuant to the Series B Financing RRA, the Series B Investors acknowledged and agreed that the registration rights granted under the registration rights agreement are subject in all respects to the full realization of the registration rights granted to the purchasers in the private placement closed on April 22, 2010.

Note 23 – Accounting for Series B Financing (continued)

Registration Rights Agreement (continued)

The Company evaluated the contingent obligation related to the Series B Financing RRA liquidated damages in accordance to “ASC Topic 825 “Financial Instruments” subtopic 20” (formerly Financial Accounting Standards Board Staff Position No. EITF 00-19-2“Accounting for Registration Payment Arrangements”), which required the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement be separately recognized and measured in accordance with “ASC Topic 450” “Contingencies” (formerly SFAS No. 5, “Accounting for Contingencies”).  The Company concluded that such obligation was not probable to incur based on the best information and facts available as of September 30, 2010. Therefore, no contingent obligation related to the Series B Financing RRA liquidated damages was recognized as of September 30, 2010.

Escrowed Shares Agreement

In conjunction with the Series B Financing, the Company also entered into a securities  escrow agreement with the Series B Investors, pursuant to which Delight Reward agrees to deliver into an escrow account 3,400 shares of our Series M Preferred Stock convertible into 3,400,000 shares of Common Stock to be used as escrow shares  to be used as a share escrow for the achievement of a Fiscal Year 2010 net income performance threshold of $33.0 million. With respect to the 2010 performance year, if the Company achieves less than 95% of the 2010 performance threshold, then the escrow shares for such year will be delivered to the Series B Investors in the amount of 500,000 common shares (rounded up to the nearest whole share and pro rata based on the number of shares of Series B Preferred Stock owned by such Investor at such date) for each full percentage point by which such threshold was not achieved up to a maximum of 3,400,000 common shares. Any escrow shares not delivered to any Investor because such  Series B Investor no longer holds shares of Series B Preferred Stock or Conversion Shares, or because the 2010 performance threshold was met, shall be returned to Delight Reward.

For the purposes of the securities escrow agreement, net income is defined in accordance with US GAAP and reported by the Company in the audited financial statements for fiscal year ended 2010; provided, however, that net income for fiscal year ended 2010 shall be increased by any non-cash charges incurred (i) as a result of the September 2010 Private Placement, including without limitation, as a result of the issuance and/or conversion of the Series B Preferred Stock, and the issuance and/or exercise of the Series C and Series D Warrants, (ii) as a result of the release of the escrow shares to Delight Reward and/or the Investors, as applicable, pursuant to the terms of the securities escrow agreement, (iii) as a result of the issuance of ordinary shares of Delight Reward to its PRC shareholders, upon the exercise of options granted to such PRC shareholders by Delight Reward, as of the date of the securities escrow agreement, (iv) as a result of the issuance of warrants to any placement agent and its designees in connection with the September 2010 Private Placement, (v) the exercise of any warrants to purchase Common Stock outstanding and (vi) the issuance under any performance based equity incentive plan that the Company adopt. Net income will also be increased to adjust for any cash or non-cash charges resulting from the payment of dividends on the Series A Preferred Stock in connection with the September 2010 Private Placement.

The Company has evaluated the terms of the securities escrow agreement based on the guidance provided in ASC 718-10-S99. The Company concluded that because the escrowed shares would be released to the Company’s principal stockholder or distributed to the investors without regard to the continued employment of any of the Company’s directors of officers, the securities escrow agreement is in substance an inducement to facilitate the private placement, rather than as compensatory arrangement. As such, the securities escrow agreement has accounted for the escrowed share arrangement according to its nature and reflected it as a reduction of the proceeds allocated to the newly issued securities in the September 2010 Private Placement, based on the aggregate fair value of 5,000,000 shares of common stock at September 28, 2010.

Note 23 – Accounting for Series B Financing (continued)

Allocation of Proceeds in The Private Placement

In accordance with the guidance provided in ASC 470-20-30, the Company has first allocated the proceeds from the Private Placement between the Issued Series B Preferred Stock and Series C and D Warrants proportionately based on their estimated fair values as of the closing date of the Private Placement.  Then the guidance provided in ASC 470-20-30-5 has been applied to the amount allocated to the convertible Series B Preferred Stock, and the effective conversion price has been used, to measure the intrinsic value, if any, of the embedded conversion option.

The Company’s common stock traded infrequently before the closing date of the September 2010 Private Placement.  In general, fair value is based on independent sources such as quoted market prices or dealer price quotations. To the extent certain financial instruments trade infrequently or are non-marketable securities, they may not have readily determinable fair values. The Company estimated the fair value of the Warrants and the Series B preferred stock using various pricing models and available information that management deems most relevant. Among the factors considered in determining the fair value of financial instruments are discounted anticipated cash flows, the cost, terms and liquidity of the instrument, the financial condition, operating results and credit ratings of the issuer or underlying company, the quoted market price of similar traded securities, and other factors generally pertinent to the valuation of financial instruments.

The following table sets out the allocation of the proceeds from the September 28, 2010 Private Placement:

Cash proceeds of the Private Placement (net of fees and expenses)	$18,949,232
Reduction for escrowed share arrangement	(11,560,000)
Net proceeds allocated to securities issued in the Private Placement	7,389,232
Allocated to:
Series B Preferred Stock	6,701,736
Series C Warrants	365,028
Series D Warrants	322,468
$7,389,232

Accounting For the Series B Preferred Stock

The Series B Preferred Stock has been classified as permanent equity as there was no redemption provision at the option of the holders that is not within the control the Company on or after an agreed upon date. The Company evaluated the embedded conversion feature in its Series B Preferred Stock to determine if there was an embedded derivative requiring bifurcation. The Company concluded that the embedded conversion feature of the Series B Preferred Stock is not required to be bifurcated because the conversion feature is clearly and closely related to the host instrument.

Equity instruments that contain a beneficial conversion feature are recorded as a deemed dividend to the holders of the convertible equity instruments. The deemed dividend associated with the beneficial conversion is calculated as the difference between the fair value of the underlying common stock less the proceeds that have been received for the equity instrument limited to the value received. The beneficial conversion amount is recorded as a reduction on the carrying value of the equity instrument and an increase to additional paid-in-capital.

The intrinsic value of the embedded conversion feature has been calculated by comparing the effective conversion price determined based on the proceeds from the September 2010 Private Placement allocated to the Series B Preferred Stock, and the fair value of the Company’s common stock at the commitment date. The effective conversion price of the Series B Preferred Stock was determined to be higher than the fair value of the common stock at September 28, 2010. Accordingly, the embedded conversion feature did not have an intrinsic value at each closing.

Note 23 – Accounting for Series B Financing (continued)

Accounting For the Series C and Series D Warrants

The Company has evaluated the terms of the Series C and D Warrants issued in the September 2010 Private Placement with reference to the guidance provided in ASC 815-40-15. The Company has concluded that the Series C and D Warrants are indexed to the Company’s own stock, because the warrants have no contingent exercise provision and have fixed strike prices which are only subject to adjustments in the event of stock split, combinations, dividends, mergers or other customary corporate events. Therefore, the Series C and D Warrants have been classified as equity.

Accounting For Placement Agent Warrants

In accordance with ASC Topic 340 subtopic 10 section S99-1 (formerly Staff Accounting Bulletin Topic 5.A: “Miscellaneous Accounting-Expenses of Offering”), “specific incremental costs directly attributable to a proposed or actual offering of securities may properly be deferred and charged against the gross proceeds of the offering.” In accordance with the SEC accounting and reporting manual “cost of issuing equity securities are charged directly to equity as deduction of the fair value assigned to share issued.” Accordingly, the Company concluded that the warrants issued to the placement agents are directly attributable to the September 2010 financing. If the Company had not issued the warrants to the placement agent, the Company would have had to pay the same amount of cash as the fair value. Therefore, the Company deducted the total fair value of the Placement agent warrants as of the Commitment Date which was approximately US$534,000 for the Series B private placement as a deduction of the fair value assigned to the Series B preferred stock for each respective closing.

Note 24 – Stock Options and Warrants

(a)
On June 30, 2010, the Company granted 3,000,000 five-year options to its CEO, CFO and various members of senior management totaling 56 employees to purchase in the aggregate 3,000,000 shares of the Company’s common stock at an exercise price of US$4.20 per share, in consideration of their services to the Company. As of September 30, 2010, 100,000 options were forfeited due to the separation of two employees, resulting in a total of 2,900,000 options granted to 54 employees. The 2,810,000 of these 2,900,000 options shall vest according to the following vesting schedule: 30% of the options shall vest immediately after one year of the issuance, 40% of the options shall vest immediately after two years of the issuance, 30% of the options shall vest immediately after three years of the issuance.  The remaining 190,000 options shall vest according to the following vesting schedule:  40% of the options shall vest immediately after one year of the issuance and 60% of the options shall vest immediately after two years of the issuance.

The grant date fair value of the 2,900,000 options was US$2.425 million.  The related compensation expenses will be recognized over their vesting periods.  The cost of these options that the Company recognized for the three months ended September 30, 2010 was US$0. The cost of these options will be expensed as they vest and will be recorded in general and administrative expenses as share-based compensation expenses in future periods.  Share-based compensation expenses relating to these options will be approximately $0 for the year ending December 31, 2010, $743,425 for the year ending December 31, 2011, $1,001,755 for the year ending December 31, 2012 and $680,296 for the year ending December 31, 2013, respectively.

The Company estimates the fair value of these options using the Black-Scholes option pricing model with the following assumptions: an expected life equal to the contractual term of the options (five years), underlying stock price of $3.21 per share, no dividends, a risk free rate of 1.79%, which is a five-year yield on Treasury bonds at constant (or fixed) maturity and volatility of 37%. The expected volatility is calculated using historical data obtained from comparable public companies due to lack of liquidity of the Company’s underlying stock.  Exercise price of the option is the contractual exercise price of the option.

(b)
On July 1, 2010, the Company granted 80,000 five-year options to two outside directors to purchase up to 80,000 shares of the Company’s common stock at an exercise price of US$4.20 per share, in consideration of their services to the Company. Of these options, 40,000 of the options shall vest immediately after one year of the issuance and the remaining 40,000 of the options shall vest immediately after two years of the issuance, provided that the optionee is re-elected for successive one year terms at the end of 12 months of the issuance.

These options were valued at US$68,000 which represents the grant date fair value of these options.  The related compensation expenses will be recognized over its vesting period.  Going forward the cost of these options will be expensed as they vest and will be recorded in general and administrative expenses as share-based compensation expenses.  Pursuant to these options, we will incur approximately $34,000 of expenses on July 1, 2011 and remaining balance of roughly $34,000 on July 1, 2012.

The Company estimates the fair value of these options using the Black-Scholes option pricing model with the following assumptions: an expected life equal to the contractual term of the options (five years), underlying stock price of $3.25 per share, no dividends, a risk free rate of 1.80%, which is five-year yield on Treasury bonds at constant (or fixed) maturity and volatility of 37%. The expected volatility is calculated using historical data obtained from comparable public companies due to lack of liquidity of the Company’s underlying stock.  Exercise price of the option is the contractual exercise price of the option.

(c)
On July 1, 2010, the Company granted 40,000 five-year options to a consultant to purchase an aggregate of 40,000 shares of the Company’s common stock at an exercise price of US$4.20 per share, in consideration of the consultant’s services to the Company. Of these options, all 40,000 of the options shall vest immediately.

These options were valued at US$34,000 which represents the grant date fair value of these options.  The related compensation expense of $34,000 was recognized on July 1, 2010 as the options vested and was recorded in general and administrative expenses as share-based compensation expenses.

The Company estimates the fair value of these options using the Black-Scholes option pricing model with the following assumptions: an expected life equal to the contractual term of the options (five years), underlying stock price of $3.25 per share, no dividends, a risk free rate of 1.80%, which is five-year yield on Treasury bonds at constant (or fixed) maturity and volatility of 37%. The expected volatility is calculated using historical data obtained from comparable public companies due to lack of liquidity of the Company’s underlying stock.  Exercise price of the option is the contractual exercise price of the option.

(d)
On July 27, 2010, the Company granted 420,000 three-year options to a consultant to purchase an aggregate of 420,000 shares of the Company’s common stock at an exercise price of US$4.20 per share, in consideration of their services to the Company. Of these options, 70,000 of the options shall vest immediately, 31,818 shall vest monthly beginning on September 1, 2010 and the remaining balance of 95,456 shall vest on May 1, 2011.

These options were valued at approximately US$407,000 which represents the grant date fair value of these options.  The related compensation expense is recognized over its vesting period.  The cost of these options is expensed as they vest and is recorded in general and administrative expenses as share-based compensation expenses.  Pursuant to these options, we incurred approximately $68,000 of expenses on July 17, 2011, $31,000 on September 1, 2010 and will incur $31,000 per month after Oct 1, 2010 and continuing to April 1, 2011 and remaining balance of roughly $92,000 on May 1, 2011.

The Company estimates the fair value of these options using the Black-Scholes option pricing model with the following assumptions: an expected life equal to the contractual term of the options (three years), underlying stock price of $4.00 per share, no dividends, a risk free rate of 1.02%, which is three-year yield on Treasury bonds at constant (or fixed) maturity and volatility of 37%. The expected volatility is calculated using historical data obtained from comparable public companies due to lack of liquidity of the Company’s underlying stock.  Exercise price of the option is the contractual exercise price of the option.

(	e)
On August 4, 2010, the Company granted 700,000 five-year options to 79 managers and employees to purchase in the aggregate 700,000 shares of the Company’s common stock at an exercise price of US$4.50 per share, in consideration of their services to the Company. Of these options, 30% of the Options shall vest immediately after one year of the issuance, 40% of the options shall vest immediately after two years of the issuance and 30% of the options shall vest immediately after three years of the issuance.

These options were valued at approximately US$1,090,000 which represents the grant date fair value of these options.  The related compensation expenses will be recognized over their vesting period.  Going forward the cost of these options will be expensed as they vest and will be recorded in general and administrative expenses as share-based compensation expenses.  Pursuant to these options, we will incur approximately $327,000 of expenses on August 4, 2011, roughly $436,000 of expenses on August 4, 2012 and remaining balance of roughly $327,000 on August 4, 2015.

The Company estimates the fair value of these options using the Black-Scholes option pricing model with the following assumptions: an expected life equal to the contractual term of the options (five years), underlying stock price of $4.50 per share, no dividends, a risk free rate of 1.62%, which is five-year yield on Treasury bonds at constant (or fixed) maturity and volatility of 37%. The expected volatility is calculated using historical data obtained from comparable public companies due to lack of liquidity of the Company’s underlying stock.  Exercise price of the option is the contractual exercise price of the option.

Stock option activity during the period ending September 30, 2010 (unaudited) was as follows:

	Number of options	Weighted Average Exercise Price
Outstanding, December 31, 2009	-	-
Granted	4,240,000	$4.25
Exercised	-	-
Forfeited	(100,000)	4.20
Expired	-	-
Outstanding, September 30, 2010	4,140,000	$4.25
Exercisable, September 30, 2010	141,818	$4.20

At September 30, 2010, there were 141,818 options exercisable with 101,818 of these shares expiring on July 27, 2013 and the remaining 40,000 expiring on June30, 2015. In addition, at September 30, 2010, there were 3,998,182 options not exercisable, among which 318,182 shares expire on July 27, 2013, 2,900,000 shares will expire on June 29, 2015, 80,000 will expire on June 30, 2015 and 700,000 shares will expire on August 3, 2015.

(f)	Warrant activity during the period ending September 30, 2010 was as follows:

	Number of Warrants	Weighted Average Exercise Price
Outstanding, December 31, 2009	--	--
Granted	4,397,768	$4.58
Exercised	--	--
Forfeited	--	--
Expired	--	--
Outstanding, September 30, 2010	4,397,768	$4.58
Exercisable, September 30, 2010	4,397,768	$4.58

Note 25 – Subsequent Events

On October 30, 2010, the Company paid dividends of approximately $695,000 to holders of our Series A Convertible Preferred Stock. The Dividend to the Series A convertible stockholder was calculated at the per annum rate of 6% of the liquidation preference amount of the Series A preferred stock. The Dividends on the Series A shall be cumulative from and after the date of the initial issuance of the Series A Preferred Stock and continue until such share is fully converted.  Per the terms of the Series A Designation, the initial Dividend payment was due 30 days following the last day of September.

On November 4, 2010, the Company exercised its mandatory conversion rights under the terms of the Series A Preferred Stock to convert all of outstanding shares of its Series A 6% Cumulative Convertible Preferred Stock into a total of 6,132,032 shares of Common Stock, $0.001 par value per share. As a result, following the conversion, all 6,132,032 shares of Series A Preferred Stock that had been outstanding will be cancelled and will be automatically converted, without any delivery of conversion notice required on the part of the holders of Series A Preferred Stock. As of the date hereof, the Company has 9,919,840 shares of Common Stock outstanding. Dividends on the Series A Preferred Stock accrued through November 3, 2010 and amounted to approximately $143,000 and will be paid to the holders of Series A Preferred Stock on the regularly scheduled payment date of January 31, 2011. As a result of foregoing, as of November 4, 2010, the Company will no longer incur the Series A Dividend that was payable quarterly, at the rate of 6% per annum for each outstanding share, payable in cash or common stock dividends, as applicable.

Item 2.              MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and result of operations contains forward-looking statements and involves numerous risks and uncertainties, including, but not limited to, those described in the "Risk Factors" section of the other reports we file with the Securities and Exchange Commission. Actual results may differ materially from those contained in any forward-looking statements.

The following discussion and analysis of financial condition and results of operations relates to the operations and financial condition reported in the financial statements of Keyuan  for the three months and nine months ended September 30, 2010 and 2009 and should be read in conjunction with such financial statements and related notes included in this report.

Overview

Prior to the consummation of the share exchange transaction described below, we were a shell company with nominal operations and nominal assets. Currently, we are a holding company and a manufacturer and supplier of numerous petrochemical products in China, operating through our wholly-owned subsidiary, Keyuan Plastics. We have an annual design petrochemical manufacturing capacity of 550,000 MT and we continue to utilize manufacturing technologies that lower our raw material costs while enhancing our production output. We expect to increase our production output to 660,000 MT this year.

During the nine months of our 2010 fiscal year, we continued the expansion of our product sales. We have successfully transitioned from a long-term construction period that ended in September 2009 into full-scale sales and distribution of our petrochemical products.  Current products include BTX aromatics, propylene, styrene, liquid petroleum gas (LPG), MTBE and other petrochemicals (each of which is described in greater detail below). To date, our customers' order requests for our 2010 fiscal year have already exceeded our current annual production capacity.

In order to increase our production capacity to meet the increasing market demands, our management team plans to expand our manufacturing capacity to include an SBS production facility, additional storage capacity, a raw material pre-treatment facility and an asphalt production facility.

Our Facility and Equipment

Facility

To date, we have invested a total of approximately $132 million in the construction and improvement of our production facility. Our current production facility is 1.3 million square feet, including 594,000 square feet for production and 19,500 square feet for laboratories and offices. We also acquired additional 1.2 million square feet of land in August 2010 for our expansion use.

We have a total of 100,000 MT of storage capacity, consisting of 50,000 MT of storage capacity for raw materials and 50,000 MT for finished products. As part of our expansion plan, we intend to add 100,000 MT of new storage capacity.

We have an on-site ocean shipping dock with 5,000 MT of shipping capacity and a 10-truck loading facility. Approximately 90% of our feedstock and finished products use this shipping dock. We also have adjacent access to another shipping dock with an additional 50,000 MT of shipping capacity.

Equipment

Our major processing equipment includes

● heavy oil catalytic pyrolysis processing equipment- risers/generators/precipitators, fuel gas boilers, fractionating tower, absorbing re-absorbing and desorbing towers, heat exchangers, pumps, a stabilizing tower;

● gas fractionation processing equipment- de-propanizing tower, refining propylene tower, de-ethanizination tower, heat exchangers, pumps;

● ethylbenzene processing equipment- alkylation reactor, anti-alkylation reactor, dehydrogenation reactor, propylene absorbing tower, de-ethylene tower, ethylbenzene recovering tower, heating furnace for benzene, heating furnace for gas, steam overheating furnace, tail gas compressor, washing tower; and

● liquefied petroleum gas (LPG) and sulfur recovery process- LPG desulfurization extraction tower, dry gas desulfurization tower, regenerating tower, LPG de-mecaptan extraction tower.

Our Products

We manufacture and supply a variety of petrochemical products, including BTX aromatics, propylene, styrene, LPG, MTBE and other petrochemicals.

● BTX Aromatics: consisting of benzene, toluene, xylene and other chemical components for further processing into oil resin, gasoline and solvents materials widely used in paint, ink, construction coating and pesticide.

● Propylene: a chemical intermediate as one of the building blocks for an array of chemical and plastic products that are commonly used to produce polypropylene, acrylonitrile, oxo chemicals, propylene oxide, cumene, isopropyl alcohol, acrylic acid and other chemicals for paints, household detergents, automotive brake fluids, indoor/outdoor carpeting, textile, insulating materials, auto parts and electrical appliances.

● Styrene: a precursor to polystyrene and several copolymers widely used for packaging materials, construction materials, electronic parts, home appliances, household goods, home furnishings, toys, sporting goods and others.

● LPG:  a mixture of hydrocarbon gases used as fuel in heating appliances and vehicles. A replacement for chlorofluorocarbons as an aerosol propellant and a refrigerant which reduces damage to the ozone layer.

● MTBE & Other Chemicals: MTBE, oil slurry, sulphur and others are used for a variety of applications including fuel components, refrigeration systems, fertilizers, insecticides and fungicides, etc.

Expansion Plan

In order to meet the increasing market demands, our management team has made plans to expand our manufacturing capacity to include an SBS production facility, additional storage capacity, a raw material pre-treatment facility and an asphalt production facility.

We are currently working on building a new facility for producing Styrene-Butadience-Styrene (the “SBS”), one of the Styreneic Block Copolymers.  SBS is a product with high product margin with major application for footwear, adhesive, polymer modification and modified asphalt industries. The construction started in September, 2010 and will take approximately 10 to 12 months to complete. The designed capacity of SBS will be 70,000 MT a year. The total investment of the SBS facility is estimated to be $17.5 million. We expect to start the trial run in the third quarter of 2011 and commence the production and sales in the fourth quarter of 2011. We estimate the SBS facility will generate approximately $107 million in sales and $10 million in profit annually at full capacity. China’s current domestic production capacity of SBS is approximately 600,000 tons a year with an estimated domestic demand of 750,000 tons (data source: http://www.cpi360.com/docpage/c419/200906/0603_419_546403.aspx which is set up by Eastern-China International P&C Net).

In addition to the SBS production facility, we plan to increase our current 100,000 MT storage capacity to 200,000 MT. The increased storage capacity will allow the Company to take better advantage of price variations to our raw material costs thereby helping to further improve future gross margins. We also plan to build a pretreatment facility and an asphalt facility on the land we acquired in August 2010. The pretreatment facility will allow us to handle lower grade raw materials thereby helping to further decrease raw material costs. The pretreatment facility will also improve efficiency in current production process as well as provide necessary feedstock for asphalt production. The asphalt facility is a production line that we plan to add with 300,000 MT annual capacities. Management believes that this expansion will increase sales by as much as $298 million per year and result in approximately $30 million of additional annual profits.

Our current estimated schedule of our expansion plan is as follows:

●	Complete SBS facility by September 30, 2011
●	Begin SBS production and sales by December 31, 2011
●	Complete storage capacity expansion by December 31, 2011
●	Complete pretreatment facility by March 31, 2012
●	Complete asphalt facility by June 30, 2012
●	Start asphalt production and sales by September 30, 2012

On August 18, we acquired four parcels of land adjacent to the Company's current facilities totaling approximately 1.2 million square feet. The total cost of the land was approximately $5.8 million, lower than the Company's original $20 million estimation. Excluding the cost of acquiring the land, the estimated cost of the storage expansion, pretreatment facility and asphalt facility is approximately $70 million including $20 million for facility construction, $40 million for new equipment and $10 million for working capital for the whole business.

We plan to fund this proposed expansion through short-term borrowings, cash from operations, proceeds from prior financings and potential equity financing. However, we may not be able to obtain additional financing at acceptable terms, or at all, and, as a result, our ability to increase our production capacity and to expand our business could be adversely affected.

Manufacturing and Sales

Our total production was 165,107 MT for the third quarter of 2010 and we generated $151.3 million in revenue from the sale of 181,282 MT of petrochemical products. This represented a 14.7% increase from the second quarter of 2010. Due to our low-cost and flexible manufacturing process, we are able to change the mix of raw materials and quality of products we produce based on market conditions. Management believes that the company’s technology advantage in using heavy oil as feedstock will sustain and continue to yield attractive margins.

In third quarter, we incurred production interruptions, mainly as a result of the continued effort of the power grid upgrade conducted by a local government utility agency to further improve the stability of power supply to industrial companies in the local area. In the months of July and September, we lost a combined 19 days of production, equating to approximately 41,000 tons of production, approximately $34 million of revenues, $3.0 million in gross profit and $1.8 million in net income.

In order to facilitate company’s future growth “Ningbo Keyuan Petrochemicals, Ltd” was incorporated in Ningbo, P.R. China with a registered capital of $3 million as a wholly owned subsidiary of Keyuan Group (the BVI entity) on August 27, 2010. Ningbo Keyuan Petrochemicals is responsible for the sales and marketing, raw materials sourcing and market analysis for the Company. Dr. Jingtao Ma was appointed as the General Manager of the new entity. Dr. Ma was the head of the former sales and marketing division at Keyuan. This new entity will also serve as the “market thermometer” that can better monitor market conditions and obtain first hand market data through buying and selling activities. Management believes that the consolidation of the sales and marketing and raw material procurement function under one business unit will help efficiently manage the future expansion of the Company.

Critical Accounting Policies and Estimates

The discussion and analysis of our financial condition and results of operations is based upon our financial statements which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities. On an on-going basis, we evaluate our estimates including the allowance for doubtful accounts, the salability and recoverability of inventory, income taxes and contingencies. We base our estimates on historical experience and on other assumptions that we believes to be reasonable under the circumstances, the results of which form our basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

We cannot predict what future laws and regulations might be passed that can have a material effect on our results of operations. We assess the impact of significant changes in laws and regulations on a regular basis and update the assumptions and estimates used to prepare our financial statements when we deem it necessary.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined using the weighted-average cost method. Provisions are made for excess, slow moving and obsolete inventory as well as inventory whose carrying value is in excess of net realizable value. Management continually evaluates the recoverability based on assumptions about customer demands and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory reserves or write-downs may be required that could negatively impact our gross margin and operating results. The Company did not record any provision for slow-moving and obsolete inventory as of September 30, 2010 and December 31, 2009.

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated based on the straight-line method over the estimated useful lives of the assets as follows:

Vehicles Furniture, machinery and equipment Buildings and improvements	5 years 5 to 10 years 45 years

Construction in progress primarily represents the renovation costs of plant, machinery and equipment. Costs incurred are capitalized and transferred to property and equipment upon completion, at which time depreciation commences.

Cost of repairs and maintenance is recorded as incurred. Gain or loss on disposal of property and equipment, if any, is recognized in the statements of operations.

Long-Lived Assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” codified in FASB ASC Topic 360-10, we review the recoverability of our long-lived assets on a periodic basis in order to identify business conditions, which may indicate a possible impairment. Per ASC 360-10, we are required to periodically evaluate the carrying value of long-lived assets and to record an impairment loss when indicators of impairment are present and the discounted cash flows estimated to be generated by those assets are less than the asset’s carrying amounts.

In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

Intangible Assets

Intangible assets are stated at cost. Intangible assets with finite life are amortized over their estimated useful life using straight-line method. Impairment test is performed at least once a year to determine possible impairment loss. Estimated useful lives of intangible assets are as follows:

Rights to use land Software Technology	15-50 years 10 years 9-20 years

Impairment of Intangible Assets

We apply the provisions of Financial Accounting Statement No. 142 “Goodwill and Other Intangible Assets”, codified in FASB ASC Topic 350, which addresses how goodwill and other acquired intangible assets should be accounted for in financial statements. In this regard, the Company tests these intangible assets for impairment annually or more frequently if indicators of potential impairment are present. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated discounted future cash flows associated with it at a risk-free rate of interest. In any case the present value of the expected future net cash flows is less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be calculated at the amount by which the carrying value of the asset exceeds its fair value.

The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques including the discounted value of estimated future cash flows. The evaluation of asset impairment requires us to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgments and actual results may differ from assumed and estimated amounts. Based on our review, we believes that, as of September 30, 2010 and December 31, 2009, there were no significant impairments of our intangible assets.

Revenue Recognition

We derive our revenues primarily from sale of petrochemicals. In accordance with the provisions of Staff Accounting Bulletin No. 104, codified in FASB ASC Topic 480, revenue should not be recognized until it is realized or realizable and earned. Revenues are considered to have been earned when the entity has substantially accomplished what it must do to be entitled to the benefits represented by the revenues. In this regard, our revenue is recognized when merchandise is received by customers or shipped by us pursuant to contractual terms of sales so that title and risk of loss passes to the customers and the collectability is reasonably assured.

Research and Development

Research and development costs are expensed as incurred. Research and development costs for the three and nine months ended September 30, 2010 and the years ended December 31, 2009 were insignificant.

Recently Issued Accounting Pronouncements

In July 2010, the FASB issued Accounting Standard Update (“ASU”) 2010-20, “Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”.  This ASU amends Topic 310 to improve the disclosures that an entity provides about the credit quality of its financing receivables and the related allowance for credit losses. As a result of these amendments, an entity is required to disaggregate by portfolio segment or class certain existing disclosures and provide certain new disclosures about its financing receivables and related allowance for credit losses. For public entities, the disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Except for the expanded disclosure requirements, the adoption of this ASU is not expected to have a material impact on the Company’s consolidated financial statements.

In January 2010, the FASB expanded the disclosure requirements for fair value measurements relating to the transfers in and out of Level 2 measurements and amended the disclosure for the Level 3 activity reconciliation to be presented on a gross basis. In addition, valuation techniques and inputs should be disclosed for both Levels 2 and 3 recurring and nonrecurring measurements. The new requirements are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about the Level 3 activity reconciliation which are effective for fiscal years beginning after December 15, 2010. The Company adopted the new disclosure requirements on January 1, 2010 except for the disclosure related to the Level 3 reconciliation, which will be adopted on January 1, 2011. The adoption will not have an impact on its consolidated financial condition, results of operations or cash flows.

In October 2009, the FASB issued an amendment to the accounting and disclosure for revenue recognition. The amendment modifies the criteria for recognizing revenue in multiple element arrangements. Under the guidance, in the absence of vendor-specific objective evidence (“VSOE”) or other third party evidence (“TPE”) of the selling price for the deliverables in a multiple-element arrangement, this amendment requires companies to use an estimated selling price (“ESP”) for the individual deliverables. Companies shall apply the relative-selling price model for allocating an arrangement’s total consideration to its individual deliverables. Under this model, the ESP is used for both the delivered and undelivered elements that do not have VSOE or TPE of the selling price. The guidance is effective for the fiscal year beginning on or after June 15, 2010, and will be applied prospectively to revenue arrangements entered into or materially modified after the effective date. The Company intends to adopt the new guidance prospectively beginning January 1, 2011 and is currently evaluating the impact the adoption will have on its consolidated financial statements.

On July 1, 2009, the FASB officially launched the FASB Accounting Standards Codification (“ASC”), which has become the single official source of authoritative nongovernmental U.S. GAAP, in addition to guidance issued by the Securities and Exchange Commission. The ASC is designed to simplify U.S. GAAP into a single, topically ordered structure. All guidance contained in the ASC carries an equal level of authority. The ASC is effective for all interim and annual periods ending after September 15, 2009.

 In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”), codified in FASB ASC Topic 855-10-05, which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 (ASC 855-10-05) also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. SFAS 165 (ASC 855-10-05) is effective for interim and annual periods ending after June 15, 2009, and accordingly, the Company adopted this pronouncement during the year ended December 31, 2009. SFAS 165 (ASC 855-10-05) requires that public entities evaluate subsequent events through the date that the financial statements are issued. In February 2010, FASB issued Accounting Standards Update 2010-09, “Subsequent Events – Amendments to Certain Recognition and Disclosure Requirements,” removed the requirement that public entities disclosed the date through which subsequent events have been evaluated.

Results of Operations

The following table shows the results of operations of our business.

Comparison of the three and nine months ended September 30, 2010 and 2009

	For the three months Ended September 30,		For the nine months Ended September 30,
	2010	2009	2010	2009

Sales	$151,343,966	$7,362,101	$400,713,069	$7,362,101
Cost of sales	138,277,229	6,091,133	370,185,046	6,091,133
Gross profit	13,066,737	1,270,968	30,528,023	1,270,968

Operating expenses
Selling expenses	97,871	3,404	441,284	3,404
General and administrative expenses	1,645,321	839,699	3,539,109	2,076,292
Total operating expenses	1,743,192	843,103	3,980,393	2,079,696

Gain (loss) from operations	11,323,545	427,865	26,547,630	(808,728)

Other income (expenses):
Interest expense, net	(3,850,777)	(568,242)	(6,514,240)	(821,421)
Non-operating income (expenses)	1,897,007	(86,426)	1,906,606	(227,332)
Total other Income(expenses)	(1,953,770)	(654,668)	(4,607,634)	(1,048,754)

Income (loss) before provision for income tax	9,369,775	(226,803)	21,939,996	(1,857,482)
Provision(benefit) for income tax	1,477,677	(56,700)	3,392,623	(464,370)
Income (net) loss	7,892,098	(170,103)	18,547,373	(1,393,112)
Other comprehensive income
Foreign currency translation adjustment	1,976,139	24,841	2,175,395	20,363
Comprehensive income (loss)	$9,868,237	($145,262)	$20,722,768	(1,372,749)

Sales: Our sales for the three months ended September 30, 2010 were approximately $151,344,000 as compared to sales of $7,362,000 for the three months ended September 30, 2009. Our sales for the nine months ended September 30, 2010 were approximately $400,713,069 as compared to sales of $7,362,000 for the nine months ended September 30, 2009.  The substantial increase in our sales was due to the start of trial production and distribution from September 2009 following completion of a long-term construction period that began in 2008.  Our manufacturing plant is currently operating at full capacity and we have sold approximately 481,983 MT of petrochemicals products in the nine months of our 2010 fiscal year. The breakdown of volume by products sold is listed below.

Product	Total Sale for Jan. 2010 to Sep 2010 (Unit: Metric Ton)
BTX Light Aromatics	228,395
BTX Heavy Aromatics	116,789
LPG	8,736
MTBE and Others	68,795
Styrene	31,111
Propylene	28,157
Total	481,983

Cost of Sales: For the three months ended September 30, 2010, our cost of sales was approximately $138,277,000 as compared to cost of sales $6,091,000 for the same period in 2009. Our cost of sales was approximately $370,185,046 for the nine months ended September 30, 2010 and cost of sales was $6,091,000 for the same period in 2009.  Our cost of sales are primarily composed of the costs of raw materials (mainly heavy oil, benzene and carbinol, including applicable raw material taxes), labor, depreciation and amortization of manufacturing equipment and facilities, and other overhead. The substantial increase in our cost of sales was due to the commencement of full scale production and distribution continuing from the fourth quarter of 2009. In August 2010, the PRC government enacted a policy in order to level the playing field for all Olefin chemical producers and promote the healthy development of Olefin chemical industry. The policy states that heavy oil purchased domestically and used as raw materials for producing ethylene and aromatics products in the year 2010 will be exempted from consumption tax and imported heavy oil used for producing ethylene and aromatics products will receive a consumption tax rebate. Keyuan is an eligible company to benefit from this tax policy and started to capture the benefit of this tax rebate in the third quarter of 2010, reducing the Cost of Sales in the amount of approximately $5.4 million.

Gross Profit: Gross profit for the three months ended September 30, 2010 was approximately $13,000,000 as compared to gross profit of $1,271,000 for the comparable period in 2009. For the nine months ended September 30, 2010, we generated gross profit of roughly$30,500,000, as compared to gross profit of $1,271,000 for the comparable period in 2009.  Increase of our gross profit was due to the commencement of full scale production and sales activities from the fourth quarter of 2009. Starting from the first quarter of 2010, our cost of sales was lower than our revenue and we generated positive gross profit. We believe that we are beginning to capitalize on the investment in our infrastructure and this trend will continue during the remainder of our 2010 fiscal year and beyond. Management is looking to continue to improve overall gross margin through higher production yield and favorable product mix.
Operating Expenses: Operating expenses including selling expenses, general and administrative expenses were approximately $1,743,200 for the three months ended September 30, 2010 as compared to approximately $843,100 for the same period in 2009, an increase of $900,100 or approximately 107%. Selling expenses were approximately $98,000 for the three months ended September 30, 2010 compared to selling expenses of approximately $3,400 for the comparable period in 2009. General and administrative expenses were approximately $1,645,300 for the three months ended September 30, 2010 as compared to approximately $840,000 for the comparable period in 2009. The increase of these major expenses was mainly due to the commencement of full scale production and distribution activities.

For the nine months ended September 30, 2010, operating expenses including selling expenses, and general and administrative expenses, were approximately $3,980,000 as compared to roughly $2,080,000 for the comparable period in 2009.  This was an increase of about $1,900,000 or almost 91%. Selling expenses were approximately $441,000 for the nine months ended September 30, 2010, compared to selling expenses of approximately $3,400 for the comparable period in 2009. General and administrative expenses were roughly $3,540,000 and $2,076,000 for the nine months ended September 30, 2010 and 2009, respectively. The increase of these major expenses was due to the commencement of full scale production and distribution activities.  Management expects that general and administrative expenses may continue to rise as we expand operations.  Some of this expected increase will likely due to various public company expenses including issuing stock options, stock compensations and legal expenses.

Interest Expense: Interest expense for the three months ended September 30, 2010 was roughly $3,851,000 as compared to interest expense of $568,000 for the three months ended September 30, 2009. For the nine months ending September 30, 2010, interest expense was roughly $6,514,000 as compared to interest expense of approximately $821,000 for the comparable period in 2009. The increase in interest expense was primarily due to the significant increase of our short-term bank loans borrowed in 2009 and 2010 which were used to fund our working capital and ensure regular operation of our production and distribution. As we move forward with full operations and production, management believes that the interest expense will stay at current level for tthe remainder of 2010 fiscal year.  However, interest expense could increase in future years if we are forced to fund most of our expansion plans via debt as opposed to additional equity and/or reinvestment of profits.

Non-operating Income (Expense): Non-operating Income for the three months ended September 30, 2010 was roughly $1,897,000 as compared to non-operating expense of $86,000 for the three months ended September 30, 2009. Non-operating Income for the nine months ended September 30, 2010 was approximately $1,907,000 compared to non-operating expense of 227,000 for the nine months ended September 30, 2009. The increase in non-operating income was primarily due to the $1.85 million settlement payment received from one of our major suppliers for their breach of contract specification in the third quarter of 2010. This was a one-time settlement payment agreed upon between the supplier and the Company based on negotiated terms and intention to continue a long-term relationship.

Net Income/loss: Net income for the three months ended September 30, 2010 was approximately $7,892,000 compared to net loss of approximately $170,000 for the three months ended September 30, 2009, an increase of approximately $8,062,000. Net income for the nine months ended September 30, 2010 was approximately $18,547,000 as compared to a net loss of approximately $1,393,000 in the same period in 2009.  This increase was the result of the beginning of normal operations in 2010. Management believes that this trend will continue during our 2010 fiscal year and beyond.

Foreign Currency Translation Adjustment:  Our reporting currency is U.S. dollar. Our local currency, Renminbi (RMB), is our functional currency. Results of operations and cash flow are translated at average exchange rates during the period while assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of shareholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Currency translation adjustments resulting from this process are included in accumulated other comprehensive income in the consolidated statement of shareholders' equity and amounted to $1,976,139 for the three months ended September 30, 2010. The balance sheet amounts with the exception of equity at September 30, 2010 and December 31, 2009 were translated both at RMB 6.680 and RMB 6.817 to 1.00 U.S. dollar. The equity accounts were stated at their historical rate. The average translation rates applied to income statement accounts for the three months ended September 30, 2010 and 2009 were RMB6.780 and RMB 6.841 to 1.00 U.S. dollar.

Currency translation adjustments resulting from this process are included in accumulated other comprehensive income in the consolidated statement of shareholders' equity and amounted to $2,175,000 for the nine months ended September 30, 2010. The balance sheet amounts with the exception of equity at September 30, 2010 were translated at RMB6.680 to 1.00 U.S. dollar. The equity accounts were stated at their historical rate. The average translation rates applied to income statement accounts for the nine months ended September 30, 2010 and 2009 were RMB 6.798 and RMB 6.822 to 1.00 U.S. dollar.

 Financial Outlook for 2010: After a review of our business plan, sales and marketing efforts, we expect to generate sales of approximately US$550 million. This guidance assumes sales volume of 660,000 metric tons. The company’s net income target is $36.3 million for the full year 2010.

 Liquidity and Capital Resources

The following table sets forth a summary of our cash flows for the periods indicated:

	For the Nine Months Ended September 30,
	2010	2009
Net cash provided by (used in) operating activities	10,444,388	(34,530,346)
Net cash used in investing activities	(29,859,159)	(47,437,689)
Net cash provided by financing activities	48,629,855	86,719,909

Net cash provided by operating activities was $10,444,388 for the nine months ended September 30, 2010 as compared to net cash used in operations of approximately $34,530,000 for the same period in 2009. The increase in cash provided by operations was primarily due to the beginning of normal production and distribution.

Net cash used in investing activities was approximately $29,859,000 and $47,438,000 for the nine months ended September 30, 2010 and 2009. During 2010, net cash used in investing activities was primarily focused on payments for the infrastructure construction and the land purchase payment. During 2009, we were still in the final part of our development stage in which large amounts of money were continuously invested in building construction and equipment installation. As we move forward with our expansion plans, we expect net cash used in investing activities to continue to increase for the rest of the 2010 fiscal year including $9 million payment for the initial construction cost of the expansion project and $5 million for payments of previous construction costs.

Net cash provided by financing activities amounted to $48,630,0004 for the nine month ended September 30, 2010. Net cash provided by financing activities was approximately $86,720,000 for the same period in 2009. Financing cash used in 2010 was mainly the result of letter of credit deposit for purchase of imported raw materials. Financing cash provided in 2010 was primarily the net proceeds received from the April-May and September private financings in 2010 . In 2009, the net cash provided by financing activities was primarily the result of short-term bank loans and addition of cash capital contribution.

We have entered into loan agreements with our primary lenders including but not limited to Bank of China, China Construction Bank and Agricultural Bank of China under which we have term loans. As of September 30, 2010, we had an aggregate principal amount of approximately $163,074,139 outstanding under both the long-term and short-term loan agreements, with maturity dates from October 2010 to October 2012 and interest rates from 2.02% to 6.05% per annum. The loan agreements contain customary affirmative and negative covenants and are mainly guaranteed by third parties and individual persons or secured by a lien on our property and equipment. Historically, all debts due have been paid back by the Company in a timely manner.  All Short-Term Bank Loans are revolving loans whose terms (at due date of payment) are extended by the lender.  As of September 30, 2010, we were in material compliance with the terms of our loan agreements.  As such, management expects all unpaid Short-Term Bank Loans balances can be extended at due date. Depending on capital needs, company evaluates whether to apply for additional Long-Term Bank Loans when they are paid back. The Company currently has sufficient line of credits with the banks for both short-term and long-term borrowings.

At September 30, 2010, we had a cash balance of approximately $44,933,000.  Prior to the completion of our initial preferred stock financing, working capital had been primarily financed with various forms of short and long bank loans as outlined above. Since May 2010, we have partially funded our working capital using the proceeds we obtained from the April-May 2010 private financing and September 2010 private financing.  As of September 30, 2010, we had retained earnings of roughly $7,188,000, as compared to an accommodated deficit of approximately $10,665,000 as of December 31, 2009.

In order to develop our business to meet the increasing customer purchase orders, our management team has made plans to expand our manufacturing capacity to include an SBS production facility, additional storage capacity, a raw material pre-treatment facility and an asphalt production facility.  The estimated cost of building the SBS facility is $17.5 million, and the estimated cost of the other three expansion plans is approximately $70 million including $20 million for facility construction, $40 million for new equipment and $10 million for working capital for the whole business. The estimates do not include the $5.8 million land purchased in August 2010.

We plan to be funded the aforementioned expansion projects through short-term borrowings, partial proceeds from the prior private financings, cash from operations and potential equity financing. However, our ability to obtain additional capital on acceptable terms is subject to a variety of uncertainties, including but not limited to:

● investors’ perception of, and demand for, securities of petrochemical manufacturing and supply companies;
● conditions of the U.S. and other capital markets in which we may seek to raise funds;
● our future results of operations, financial condition and cash flow;
● PRC governmental regulation of foreign investment in petrochemical manufacturing companies in China;
● economic, political and other conditions in China; and
● PRC governmental policies relating to foreign currency borrowings.

If we are unable to obtain funding with acceptable terms, or at all, our ability to increase our production capacity and to expand our business could be adversely affected.

ITEM 3.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable to smaller reporting companies.

ITEM 4. CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

We maintain disclosure controls and procedures designed to provide reasonable assurance that material information required to be disclosed by us in the reports we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that the information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure. We performed an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report. Based on their evaluation, our management, including our Chief Executive Officer and Chief Financial Officer, concluded that our disclosure controls and procedures are effective in giving us reasonable assurance that the information we are required to disclose in the reports we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and to ensure that such information is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

We do not expect that our disclosure controls and procedures will prevent all errors and all instances of fraud. Disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met. Further, the design of disclosure controls and procedures must reflect the fact that there are resource constraints, and the benefits must be considered relative to their costs. Because of the inherent limitations in all disclosure controls and procedures, no evaluation of disclosure controls and procedures can provide absolute assurance that we have detected all our control deficiencies and instances of fraud, if any. The design of disclosure controls and procedures also is based partly on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.

Changes in Internal Control Over Financial Reporting

During the fiscal years ended December 31, 2009 and 2008, and subsequent interim period ended September 30, 2010 and through the date of dismissal, we did not experience any reportable events, except that in its letter to us in 2009 pursuant to “Statement on Auditing Standards (SAS) 112: Communicating Internal Control Related Matters,” Hall, our former auditor,  identified the following material weakness of our internal controls, which constitute a reportable event under Item 304(a)(1)(v) of Regulation S-K:

●	Reliance on financial reporting consultants for review of critical accounting areas and disclosures and material non-standard transactions;
●	Lack of sufficient accounting staff which results in a lack of segregation of duties necessary for a good system of internal control.

On April 22, 2010, Silver Pearl entered into a Share Exchange Agreement, by and among Keyuan International Group Limited (“Keyuan International”), a company organized under the laws of the British Virgin Islands, Delight Reward Limited, the sole shareholder of Keyuan International and a company organized under the laws of the British Virgin Islands (the “Keyuan International Shareholder”), and Denise D. Smith, our former principal stockholder (“Smith”). Pursuant to the terms of the Exchange Agreement, the Keyuan International Shareholder transferred to us all of the issued and outstanding ordinary shares of Keyuan International (the “Keyuan International Shares”) in exchange for the issuance of 47,658 shares of our Series M preferred stock, par value $0.001 per share (the “Series M Preferred Stock”) (such transaction is sometimes referred to herein as the “Share Exchange”). The Series M shares vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s shareholders approving an increase in authorized common stock to at least 100,000,000 shares. As a result of the Share Exchange, we are now the holding company of Keyuan Plastics Co., Ltd., the operating subsidiary of Keyuan International organized in the People’s Republic of China (“China” or the “PRC”) and engaged in manufacturing and supplying various petrochemical products in China. The Share Exchange also caused a change-in-control of Silver Pearl as the Company’s shareholders have acquired the majority ownership of the combined entity. As a result, the accounting staff of our operating entity in China became the primary accounting staff of our company.

 As of September 30, 2010, considering the material weaknesses identified in our internal control, we performed an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures. This evaluation was designed to evaluate if our disclosure control and procedures provide reasonable assurance that material information required to be disclosed by us in the reports we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and that the information is accumulated and communicated to our management as appropriate to allow timely decisions regarding required disclosure. Based on the evaluation, our management including our Chief Executive Officer and Chief Financial Officer, concluded that that the disclosure controls and procedures are effective as the date of September 30, 2010 in giving us reasonable assurance that the information we are required to disclose in the reports we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and to ensure that such information is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.. This conclusion was based on the following factors as the date of September 30, 2010:

a)
We had a much expanded accounting team and employee base in our operating entity in China that allows for segregation of duties necessary for a good system of internal control. For example, our accounting staff had one Chief Financial Officer, one Vice President of Accounting, two accounting managers, and nine accountants responsible for four different accounting functions: financial accounting, cost accounting, capital/fund management and data analysis. The expansion of our team not only allowed the proper segregation of duties, but also allowed implementation of proper review processes necessary for ensuring the accuracy of financial data used in preparing financial statements.

b)
We had improved our accounting staff’s knowledge of U.S. accounting standards and requirements by hiring a CFO with significant U.S. accounting and finance experience and a bi-lingual accounting manager with significant financial reporting experience. As a result, we were able to prepare and review certain important accounting transactions and disclosures internally rather than relying on outside consultants.

c)
Finally,we have recently appointed an audit committee comprised of independent members of our board of directors, including an audit committee chairman, whom we believe to meet the SEC’s definition of a “financial expert” in the Sarbanes-Oxley Act Section 406 and 407. We concluded that increased oversight and experience provided by the audit committee assisted us in the establishment and oversight of our controls and procedures.

In addition, our CFO and our accounting staff are currently working on documenting our internal controls and we expect such documentation to be complete in 2010 and we plan testing of internal controls thereafter. If our market capitalization exceeds $75 million in 2011, we will be required to be in compliance with the Sarbanes-Oxley Act Section 404 in the fiscal year of 2011. However our CFO and accounting staff have already taken actions to start our Sarbanes-Oxley Action 404 compliance project. We expect this compliance project will enhance the Company’s internal controls significantly. We are also looking to fill additional financial staff positions. Specifically, we believe that additional accounting staff trained in U.S. GAAP would improve our controls and procedures, specifically with regard to the preparation of our financial statements. Finally, we have recently appointed an audit committee comprised of independent members of our board of directors, including an audit committee chairman, whom we believe to meet the SEC’s definition of a “financial expert” in the Sarbanes-Oxley Act Section 406 and 407. We believe that the increased oversight and experience provided by the audit committee will assist us in the establishment and oversight of our controls and procedures. Although we believe that these corrective steps will remediate the material weaknesses discussed above when all of the additional financial staff positions are filled, we cannot assure you that this will be sufficient. We may be required to expend additional resources to identify, assess and correct any additional weaknesses in our internal control. We cannot make assurances that we will not identify additional material weaknesses in our internal control over financial reporting in the future.”

Except as described above, there have been no changes in our internal controls over financial reporting that occurred during our last fiscal quarter to which this Quarterly Report on Form 10-Q relates that have materially affected, or are reasonably likely to materially affect our internal controls over financial reporting.

PART II - OTHER INFORMATION

ITEM 1.   Legal Proceedings

None.

Item 1A. Risk Factors

Not applicable to smaller reporting companies.

ITEM 2. Unregistered Sales of Equity Securities and Use of Proceeds

(a)             Not Applicable.

(b)             Not Applicable.

(c )            Not Applicable

ITEM 3. Defaults upon Senior Securities

(a)             Not Applicable.

(b)             Not Applicable.

ITEM 4.  (Removed and Reserved)

ITEM 5. OTHER INFORMATION

(a)             Not applicable.

(b)             Not applicable.

ITEM 6.  EXHIBITS

(a) The following exhibits are filed as part of this report.

Exhibit No.	Document

3.1	Articles of Incorporation, as amended (Incorporated by reference to Exhibit 3.1 to the Company’s Amendment No.1 to Form S-1 filed on July 23, 2010).

3.2	Articles of Merger (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K filed on May 19, 2010)

3.3	Amended Bylaws of Keyuan Petrochemicals, Inc. dated June 29, 2010 (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K filed on July 7, 2010)

31.1	Certification of Chief Executive Officer required by Rule 13a-14/15d-14(a) under the Exchange Act

31.2	Certification of Chief Financial Officer required by Rule 13a-14/15d-14(a) under the Exchange Act

32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 15, 2010	Keyuan Petrochemicals, Inc.

By: /s/ Chunfeng Tao
Chunfeng Tao
Chief Executive Officer & President

By: /s/ Aichun Li
Aichun Li Chief Financial Officer
By: /s/ Weifeng Xue
Weifeng Xue Vice President of Accounting

APPENDIX D

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 10-Q/A2

(Mark One)

☒    QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)  OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2010

☐   TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______________ to _______________

Commission File Number

Keyuan Petrochemicals, Inc.
(Exact name of registrant as specified in its charter)

Nevada	45-0538522
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Qingshi Industrial Park
Ningbo Economic & Technological Development Zone
Ningbo, Zhejiang Province
P.R. China 315803
(86) 574-8623-2955

 (Issuer's telephone number)

(Former address)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (Sec. 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act. (Check one)

Large Accelerated Filer	☐	Accelerated Filer	☐
Non-accelerated filer	☐	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934) Yes ☐ No ☒

As of August 13, 2010, there were 3,181,504 shares of Common Stock, par value $0.001 outstanding, 6,738,336 shares of Series A Preferred Stock, par value is $.001, 47,658 shares of Series M Preferred Stock, par value is $.001.

Explanatory Note: We are filing this amendment to our Quarterly Report on Form 10-Q to respond to SEC Comments dated September 16, 2010.

Except as described above, we have not modified or updated disclosures presented in the original Form 10-Q in this amendment. As such, this Amendment continues to speak as of August 16, 2010 (the date the original Form 10-Q was filed with the SEC). Accordingly, this amendment should be read in conjunction with the original Form 10-Q and our other reports filed with the SEC subsequent to the filing of our original Form 10-Q, including any amendments to those filings.

PART I – FINANCIAL INFORMATION

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Keyuan Petrochemicals, Inc.

We have reviewed the accompanying consolidated balance sheet of Keyuan Petrochemicals, Inc. (the “Company”) as of June 30, 2010, and the related consolidated statements of operations and comprehensive income (loss) for the three months and six months ended June 30, 2010 and 2009, consolidated statements of stockholders’ equity for the six months ended June 30, 2010, and the consolidated statements of cash flows for the six months ended June 30, 2010 and 2009. These consolidated financial statements are the responsibility of the Company’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

/s/ PATRIZIO & ZHAO, LLC
Parsippany, New Jersey
August 10, 2010
 (Except for the Consolidated Statements of Stockholders’ Equity
and Note 24 as to which the date is October 15, 2010)

1

Consolidated Balance Sheets
	June 30,	December 31,
	2010	2009
	(Unaudited)
Current assets:
Cash and cash equivalents	$5,522,675	$14,030,655
Restricted cash	33,808,001	6,012,690
Trade notes receivable	10,338,534	400,491
Inventories	67,500,925	32,595,045
Advance payments	13,663,490	7,417,202
Prepaid tax expense	26,555,299	15,263,949
Due from unrelated parties	-	1,068,741
Deferred tax assets	1,578,274	3,486,922
Other current assets	476,672	581,706
Total current assets	159,443,870	80,857,401

Property, plant and equipment, net	130,367,038	131,824,617

Other assets
Intangible assets, net	6,408,044	6,378,316

Total assets	$296,218,952	$219,060,334

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable – trade and accrued expenses	$60,422,125	$2,888,860
Accounts payable – construction related	30,633,675	45,374,656
Short-term bank loans	83,961,000	82,885,500
Current portion of long-term debt	20,180,100	7,628,400
Trade notes payable	19,001,700	13,719,134
Advance from customers	13,526,054	16,549,644
Due to former shareholder	-	733,500
Due to unrelated parties	-	953,550
Other current liabilities	311,718	290,631
Total current liabilities	228,036,372	171,023,875

Long-term debt	23,568,000	37,408,500

Total liabilities	251,604,372	208,432,375

Stockholders’ equity:
Series A preferred stock, $0.001 par value, 20,000,000 shares authorized, 6,738,336 shares issued and outstanding at
June 30, 2010	6,738	-
Series M preferred stock, $0.001 par value, 47,658 shares
authorized, issued and outstanding at June 30, 2010	48	48
Common stock, $0.001 par value, 50,000,000 shares authorized,
3,181,504 issued and outstanding at June 30,2010	3,182	-
Additional paid-in capital	43,352,118	20,229,949
Accumulated deficit	(9,543)	(10,664,819)
Accumulated other comprehensive income	1,262,037	1,062,781
Total stockholders’ equity	44,614,580	10,627,959

Total liabilities and stockholders' equity	$296,218,952	$219,060,334

See accompanying notes to financial statements.

2

Consolidated Statements of Operations and Comprehensive Income (loss)
(Unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009

Sales	$131,997,217	$-	$249,369,103	$-

Cost of sales	123,351,375	-	231,907,817	-

Gross profit	8,645,842	-	17,461,286	-

Operating expenses
Selling expenses	258,901	-	343,413	-
General and administrative expenses	1,088,256	709,161	1,893,788	1,236,593
Total operating expenses	1,347,157	709,161	2,237,201	1,236,593

Income (loss) from operations	7,298,685	(709,161)	15,224,085	(1,236,593)

Other income (expenses):
Interest expense, net	(1,589,937)	(274,460)	(2,663,462)	(253,179)
Non-operating income (expenses)	118,802	(138,257)	9,599	(140,906)
Total other income (expenses)	(1,471,135)	(412,717)	(2,653,863)	(394,085)

Income (loss) before provision for income
taxes	5,827,550	(1,121,878)	12,570,222	(1,630,678)

Provision (benefit) for income taxes
Current	903,546	(280,470)	1,914,946	(407,670)
Deferred	-	-	-	-
Total	903,546	(280,470)	1,914,946	(407,670)

Net Income (loss)	4,924,004	(841,408)	10,655,276	(1,223,008)

Other comprehensive income
Foreign currency translation adjustment	196,958	9,160	199,256	(4,478)

Comprehensive Income (loss)	$5,120,962	$(832,248)	$10,854,532	$(1,227,486)

Basic earnings (loss) per common share	$2,06	$0.00	$8.88	$0.00
Diluted earnings (loss) per common share	$0.09	$0.00	$0.21	$0.00

Weighted average number of common shares
outstanding
Basic	2,387,451	-	1,200,321	-
Diluted	54,930,660	-	51,314,420	-

See accompanying notes to financial statements.

3

KEYUAN INTERNATIONAL GROUP LTD

Consolidated Statements of Stockholders’ Equity

									Accumulated
	Series M		Series A		Common	Common	Additional	Retained	other	Total
	Preferred Stock		Preferred Stock		Stock	Stock	Paid-in	Earnings	Comprehensive	Stockholders’
	Shares	Value	Shares	Value	Shares	Value	Capital	(Deficit)	Income	Equity

Balance at December 31, 2008	47,658	48			-	-	$10,529,952	$(1,831,750)	$1,046,790	$9,745,040

Additional paid -in capital						-	9,699,997	-	-	9,699,997

Net loss						-	-	(8,833,069)	-	(8,833,069)

Other comprehensive income						-	-	-	15,991	15,991

Balance at December 31, 2009	47,658	$48				$-	$20,229,949	$(10,664,819)	$1,062,781	$10,627,959

Effect of reverse acquisition					2,432,800	$2,433	$(2,433)

Escrow share arrangement (see note 22)							11,900,000			11,900,000

Shares issued in private placement			6,738,336	6,738	748,704	749	10,824,902			10,832,389

Warrants issued in private placement							179,700			179,700

Additional paid -in capital						-	220,000	-	-	220,000

Net income						-	-	10,655,276	-	10,655,276

Other comprehensive income						-	-	-	199,256	199,256

Balance at June 30, 2010	47,658	$48	6,738,336	6,738	3,181,504	$3,182	$43,352,118	$(9,543)	$1,262,037	$44,614,580

See accompanying notes to financial statements.

4

Consolidated Statements of Cash Flows

(Unaudited)

	For the Six Months Ended June 30,
	2010	2009

Cash flows from operating activities:
Net income (loss)	$10,655,276	$(1,223,008)
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization	4,204,754	177,867
Deferred tax assets	1,914,946	(407,669)
Changes in current assets and current liabilities:
Trade notes receivable	(9,895,257)	(14,657)
Inventories	(34,628,566)	(10,531,710)
Advance payments for raw materials	(6,190,211)	-
Prepaid taxes	(11,182,419)	(4,121,387)
Other current assets	106,766	(557,250)
Accounts payable – trade and accrued expenses	57,283,692	(44,988)
Trade notes payable	5,204,811	7,328,500
Advances from customers	(3,078,476)	-
Other current liabilities	19,826	3,978,757
Total adjustments	3,759,866	(4,192,535)

Net cash provided by (used in) operating activities	14,415,142	(5,415,543)

Cash flows from investing activities:
Advance payments for construction in progress	-	(817,846)
Due from unrelated parties	1,068,668	-
Additions to property and equipment	(2,076,103)	(24,250,885)
Additions to intangible assets	(143,806)	(51,300)
Accounts payable – construction related	(14,864,749)	(650,608)

Net cash used in investing activities	(16,015,990)	(25,770,639)

Cash flows from financing activities:
Restricted cash	(27,655,715)	(2,543,491)
Proceeds from short-term bank loans	733,450	29,314,000
Due to former shareholder	(733,450)	4,236,529
Due to unrelated parties	(953,485)	-
Repayment of long-term bank loans	(1,466,900)	-
Additional paid in capital	23,132,089	9,650,000

Net cash provided by (used in) financing activities	(6,944,011)	40,657,038

Effect of foreign currency translation on cash	36,879	(4,090)

Net increase (decrease) in cash and cash equivalents	(8,507,980)	9,466,766

Cash and cash equivalents – beginning of period	14,030,655	9,094,537

Cash and cash equivalents – ending of period	$5,522,675	$18,561,303

See accompanying notes to financial statements.

5

Note 1 – Organization and Description of Business

Keyuan Petrochemicals, Inc, formerly known as Silver Pearl Enterprises, Inc. (“Silver Pearl”), a public shell company as defined in Rule 12b-2 of the Exchange Act of 1934, as amended, was established under the laws of Texas on May 4, 2004. The accompanying consolidated financial statements include the financial statements of Keyuan Petrochemicals, Inc. and its subsidiaries (the “Company” or “We”). The Company’s primary business involves researching, manufacturing, and selling petrochemical products.

On April 22, 2010, Silver Pearl entered into a Share Exchange Agreement, by and among Keyuan International Group Limited (“Keyuan International”), a company organized under the laws of the British Virgin Islands on June 11, 2009, Delight Reward Limited, the sole shareholder of Keyuan International and a company organized under the laws of the British Virgin Islands (the “Keyuan International Shareholder”), and Denise D. Smith, the Company’s former principal stockholder (“Smith”). Pursuant to the terms of the Exchange Agreement, Keyuan International Shareholder transferred to Silver Pearl all of the issued and outstanding ordinary shares of Keyuan International (the “Keyuan International Shares”) in exchange for the issuance of 47,658 shares of Silver Pearl’s Series M preferred stock, par value $0.001 per share (the “Series M Preferred Stock”) (such transaction is sometimes referred to herein as the “Share Exchange”). The Series M shares vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s shareholders approving an increase in authorized common stock to at least 100,000,000 shares. The acquisition was accounted for as a reverse acquisition under the purchase method for business combinations.

As a result of the Share Exchange, we are now the holding company of Ningbo Keyuan Plastics Co., Ltd. (“Ningbo Keyuan”), the operating subsidiary of Keyuan International organized in the People’s Republic of China (“China” or the “PRC”) and engaged in manufacturing and supplying various petrochemical products in China.  Ningbo Keyuan was established on April 26, 2007 under the corporate laws of the People’s Republic of China (“PRC”). On November 16, 2009 Ningbo Keyuan was acquired by Keyuan Group Limited, a wholly owned subsidiary of Keyuan International. The business of Keyuan International is conducted through the operations at Ningbo Keyuan.

On May 12, 2010, we caused to be formed a corporation under the laws of the State of Nevada called Keyuan Petrochemicals, Inc. and on the same day, acquired one hundred (100) shares (95%) of this entity’s stock for cash. As such, this entity became our wholly-owned subsidiary (the “Merger Subsidiary”).

Effective as of May 17, 2010, the merger subsidiary was merged with and into us. As a result of the merger, our corporate name was changed to “Keyuan Petrochemicals, Inc.”  Prior to the merger, the merger subsidiary had no liabilities and nominal assets and, as a result of the merger, the separate existence of the merger subsidiary ceased.  We are the surviving corporation in the merger and, except for the name change provided for in the Agreement and Plan of Merger, there was no change in our directors, officers, capital structure or business.

Note 2– Summary of Significant Accounting Policies

Basis Of Presentation

The Company’s unaudited consolidated financial statements include the accounts of its wholly-owned subsidiaries. All intercompany balances and transactions are eliminated in consolidation. The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) applicable to interim financial information and the requirements of Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission. Accordingly, they do not include all of the information and disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. Interim results are not necessarily indicative of results for a full year. In the opinion of management, all adjustments considered necessary for a fair presentation of the financial position and the results of operations and cash flows for the interim periods have been included.

6

In preparing the accompanying unaudited consolidated financial statements, the Company evaluated the period from June 30, 2010 through the date the financial statements were issued for material subsequent events requiring recognition or disclosure. Event identified for this period is described in Note 24.

Interim Financial Statements

These interim financial statements should be read in conjunction with the audited financial statements for the years ended December 31, 2009 and 2008, as not all disclosures required by generally accepted accounting principles (“GAAP”) for annual financial statements are presented. The interim financial statements follow the same accounting policies and methods of computations as the audited financial statements for the years ended December 31, 2009 and 2008.

Reclassification

Certain amounts as of December 31, 2009 were reclassified to conform to current period presentation.

Note 3– Restricted Cash

As of June 30, 2010 and December 31, 2009, the Company had restricted cash of $33,808,001 and $6,012,690, respectively. These restricted cash balances are reserved for settlement of trade notes payable and open letter of credit in connection with inventory purchases. The cash held in custody by bank issuing the trade notes payable and letter of credit is restricted as to withdrawal or use, and is currently earning interest.
Note 4 – Inventories

Inventories at June 30, 2010 and December 31, 2009 consist of the following:

	June 30, 2010	December 31, 2009

Raw materials	$30,403,055	$14,740,077
Work in process	2,987,649	1,558,588
Finished goods	34,110,221	16,296,380

Total	$67,500,925	$32,595,045

7

Note 5 – Advance Payments

The Company makes advances to certain vendors for purchase of raw materials. The advances for the purchase of raw materials amounted to $13,663,490 and $7,417,202 as of June 30, 2010 and December 31, 2009, respectively.

Note 6 – Prepaid Taxes

Prepaid taxes at June 30, 2010 and December 31, 2009 consist of the following:

	June 30, 2010	December 31, 2009

Value-added taxes (VAT)	$16,946,090	$15,263,949
Customs duties	9,609,209	-

Total	$26,555,299	$15,263,949

Note 7 – Deferred Tax Assets

Significant components of the Company’s deferred tax assets are as follows:

	June 30, 2010	December 31, 2009
	(unaudited)

Net operating loss carryforwards	$1,578,274	$3,486,922

Total	$1,578,274	$3,486,922

At June 30, 2010, the Company has available unused net operating losses carryforwards that may be applied against future taxable income and expire as follows:

Net operating losses
Year of Expiration	carryforwards
2014	$1,578,274

Total	$1,578,274

8

Note 8 – Property, PLANT and Equipment

Property, plant and equipment at June 30, 2010 and December 31, 2009 consists of the following:

	June 30, 2010	December 31, 2009

Buildings	$1,517,190	$1,511,010
Machinery and equipment	132,428,875	130,044,758
Vehicles	533,874	305,536
Office equipment and furniture	126,271	120,367
Subtotal	134,606,210	131,981,671
Less: accumulated depreciation	4,239,172	157,054

Total	$130,367,038	$131,824,617

Depreciation expense for the three months ended June 30, 2010 and 2009 were $2,035,099 and $21,935, respectively. Depreciation expenses for the six months ended June 30, 2010 and 2009 were $4,064,573 and $41,199, respectively.

Note 9 – Intangible Assets

Intangible assets at June 30, 2010 (unaudited) and December 31, 2009 consist of the following:

	June 30, 2010	December 31, 2009

Land use rights	$5,636,145	$5,613,187
Software	148,087	3,668
Technology	1,399,350	1,393,650
Subtotal	7,183,582	7,010,505
Less: accumulated amortization	775,538	632,189

Total	$6,408,044	$6,378,316

Amortization expense for the three months ended June 30, 2010 and 2009 were $70,665 and $68,362, respectively. Amortization expense for the six months ended June 30, 2010 (unaudited) and 2009 were $140,181 and $136,668, respectively.

Note 10 – Accounts Payable – Trade and Accrued Expenses

Accounts payable and accrued expenses as at June 30, 2010 and December 31, 2009 consist of the following:

	June 30, 2010	December 31, 2009

Accounts payable	$60,263,557	$2,838,860
Accrued expenses	158,568	50,000

Total	$60,422,125	$2,888,860

The carrying value of accounts payable and accrued expenses approximates their fair value due to the short-term nature of these obligations.

9

Note 11 – Accounts Payable -  Construction Related

As of June 30, 2010 and December 31, 2009, the Company had construction payables of $30,633,675 and $45,374,656, respectively. Construction related account payable represent the cost of additions of manufacturing facilities.

Note 12 – Short-Term Bank Loans

Short-term bank loans as at June 30, 2010 and December 31, 2009 consist of the following:

	June 30,	December 31,
	2010	2009

On January 12, 2009, the Company obtained a loan from Bank of China, of which the principal was repaid in full by January 11, 2010.The interest was calculated using an annual fixed interest rate of 5.31% and paid quarterly.
The loan was guaranteed by a third party entity and an individual person.	$-	$5,868,000

On April 28, 2009, the Company obtained a loan from Bank of China, of which the principal was repaid in full by April 27, 2010.The interest is calculated using an annual fixed interest rate of 5.31% and paid quarterly.
The loan is guaranteed by a third party entity and an individual person.	-	5,868,000

On April 28, 2009, the Company obtained a loan from Agricultural Bank of
China, of which the principal was repaid in full by April 27, 2010.The interest is calculated using an annual fixed interest rate of 5.31% and paid monthly.
The loan is guaranteed by a third party entity and two individual persons.	-	5,868,000

On May 11, 2009, the Company obtained a loan from Agricultural Bank of
China, of which the principal was repaid in full by May 10, 2010.The interest is calculated using an annual fixed interest rate of 5.31% and paid monthly.
The loan is guaranteed by a third party entity and two individual persons.	-	8,802,000

On July 15, 2009, the Company obtained a loan from Industrial and
Commercial Bank of China, of which the principal is to be repaid in full by
July 14, 2010.The interest is calculated using an annual fixed interest rate of
5.31% and paid monthly. The loan is guaranteed by a third party entity.	1,473,000	1,467,000

On July 21, 2009, the Company obtained a loan from Industrial Bank Co., Ltd., of which the principal is to be repaid in full by July 20, 2010. The interest is calculated using an annual fixed interest rate of 5.31% and paid quarterly.
The loan is guaranteed by a third party entity.	-	6,601,500

On August 12, 2009, the Company obtained a loan from Bank of China, of which the principal is to be repaid in full by August 11, 2010.The interest is calculated using an annual fixed interest rate of 4.779% and paid quarterly.
The loan is guaranteed by a third party entity and an individual person.	8,838,000	8,802,000

On September 1, 2009, the Company obtained a loan from Industrial and
Commercial Bank of China, of which the principal is to be repaid in full by
August 20, 2010. The interest is calculated using an annual fixed interest rate
of 5.31% and paid monthly. The loan is guaranteed by a third party entity.	1,473,000	1,467,000

On September 22, 2009, the Company obtained a loan from China
Construction Bank, of which the principal is to be repaid in full by September 21,
2010.The interest is calculated using an annual fixed interest rate of 4.779%
and paid monthly. The loan is guaranteed by a third party entity.	11,784,000	11,736,000

10

Note 12 – Short-Term Bank Loans (continued)

	June 30,	December 31,
	2010	2009

On September 23, 2009, the Company obtained a loan from Huaxia Bank, of which the principal is to be repaid in full by September 22, 2010.The interest is calculated using an annual fixed interest rate of 4.779% and paid quarterly.
The loan is guaranteed by a third party entity and an individual person.	7,365,000	7,335,000

On October 29, 2009, the Company obtained a loan from Shanghai Pudong
Development Bank, of which the principal is to be repaid in full by April 28,
2010.The interest is calculated using an annual fixed interest rate of 4.86%
and paid quarterly. The loan is guaranteed by a third party entity.	-	3,667,500

On November 18, 2009, the Company obtained a loan from China Merchants
Bank, of which the principal is to be repaid in full by November 2, 2010.The interest is calculated using an annual fixed interest rate of 5.31% and paid monthly. The loan is guaranteed by a third party entity and an individual
person.	2,946,000	2,934,000

On December 1, 2009, the Company obtained a loan from Shanghai Pudong
Development Bank, of which the principal is to be repaid in full by May 30,
2010.The interest is calculated using an annual fixed interest rate of 4.86%
and paid quarterly. The loan is secured by a lien on the Company’s rights to use
sea areas.	-	3,667,500

On December 1, 2009, the Company obtained a loan from China Merchants
Bank, of which the principal is to be repaid in full by November 2, 2010.The interest is calculated using an annual fixed interest rate of 5.31% and paid monthly. The loan is guaranteed by a third party entity and an individual
person.	5,892,000	5,868,000

On December 31, 2009, the Company obtained a loan from Bank of China, of which the principal is to be repaid in full by December 30, 2010.The interest is calculated using an annual fixed interest rate of 5.0445% and paid quarterly.
The loan is guaranteed by a third party entity.	2,946,000	2,934,000

On January 5, 2010, the Company obtained a loan from Bank of China, of which the principal is to be repaid in full by January 4, 2011.The interest is calculated using an annual fixed interest rate of 5.0445% and paid quarterly.
The loan is guaranteed by a third party entity.	5,892,000	-

On January 12, 2010, the Company obtained a loan from Shenzhen
Development bank, of which the principal is to be repaid in full by January 11,
2011.The interest is calculated using an annual fixed interest rate of 5.31%
and paid monthly. The loan is guaranteed by a third party entity and an
individual person.	4,419,000	-

On February 3, 2010, the Company obtained a loan from Bank of China, of which the principal is to be repaid in full by February 2, 2011.The interest is calculated using an annual fixed interest rate of 5.0445% and paid quarterly.
The loan is guaranteed by a third party entity.	736,500	-

11

Note 12 – Short-Term Bank Loans (continued)

	June 30,	December 31,
	2010	2009

On April 15, 2010, the Company obtained a loan from Bank of China, of which the principal is to be repaid in full by April 14, 2011.The interest is calculated using an annual fixed interest rate of 5.0445% and paid quarterly.
The loan is guaranteed by a third party entity and an individual person.	5,155,500	-

On April 19, 2010, the Company obtained a loan from Shanghai Pudong
Development Bank, of which the principal is to be repaid in full by October 18,
2010.The interest is calculated using an annual fixed interest rate of 4.86%
and paid quarterly. The loan is guaranteed by a third party entity	3,682,500	-

On April 21, 2010, the Company obtained a loan from Agricultural Bank of
China, of which the principal is to be repaid in full by April 20, 2011.The interest is calculated using an annual fixed interest rate of 5.31% and paid monthly.
The loan is guaranteed by a third party entity.	5,892,000	-

On May 5, 2010, the Company obtained a loan from Agricultural Bank of
China, of which the principal is to be repaid in full by May 4, 2011.The interest is calculated using an annual fixed interest rate of 5.31% and paid monthly.
The loan is guaranteed by a third party entity.	8,838,000	-

On May 27, 2010, the Company obtained a loan from Shanghai Pudong
Development Bank, of which the principal is to be repaid in full by November 26,
2010.The interest is calculated using an annual fixed interest rate of 4.86%
and paid quarterly. The loan is secured by a lien on the Company’s rights to use
sea areas.	3,682,500	-

On June 28, 2010, the Company obtained a loan from Bank of Hangzhou, of which the principal is to be repaid in full by December 28, 2010.
The interest is calculated using an annual fixed interest rate of 4.455% and
Paid quarterly. The loan is guaranteed by a third party entity and an
individual person.	$2,946,000	$-

Total short-term bank loans	$83,961,000	$82,885,500

Note 13 – Trade Notes Payable

Trade notes payable consist of non-collateralized non-interest bearing promissory notes issued in connection with the acquisition of certain inventory and equipment. Balances outstanding under the notes as of June 30, 2010 and December 31, 2009 were $19,001,700 and $13,719,134, respectively.

Note 14 – Advances from Customers

At June 30, 2010 and December 31, 2009, the Company had advances from customers of $13,562,054 and $16,549,644, respectively. As a common business practice, the Company requires certain customers to make advance payments for sales. Such advances are interest-free and unsecured.

12

Note 15 – Long-Term debt

The Company obtained long-term bank loans for plant construction. The balances as at June 30, 2010 (unaudited) and December 31, 2009 are as follows:

	June 30,	December 31,
	2010	2009

On February 5, 2008, the Company obtained a loan from Bank of China, of which the principal is to be repaid in full by February 4, 2011. The interest is calculated using floating interest rate and paid quarterly. For the quarter ended June 30, 2010, the current interest rate is 5.4%. The loan is
guaranteed by a third party entity and an individual person.	$7,365,000	$7,335,000

On April 18, 2008, the Company obtained a loan from Bank of China, of which the principal is to be repaid in full by January 18, 2011. The interest is calculated using floating interest rate and paid quarterly. For the quarter ended June 30,
2010, the current interest rate is 5.4%. The loan is guaranteed by a third party
entity and an individual person.	2,946,000	2,934,000

On May 20, 2008, the Company obtained a loan from Industrial and
Commercial Bank of China, of which the principal is to be repaid in full by
December 15, 2011. The interest is calculated using floating interest rate and paid quarterly. For the quarter ended June 30, 2010, the current interest rate
is 6.048%. The loan is guaranteed by a third party entity.	4,419,000	4,401,000

On August 15, 2008, the Company obtained a loan from China Construction
Bank, of which the principal is to be repaid in full by August 14, 2012. The interest is calculated using floating interest rate and paid monthly. For the quarter ended June 30, 2010, the current interest rate is 5.76%. The loan is
guaranteed by a third party entity and an individual person.	4,419,000	4,401,000

On September 5, 2008, the Company obtained a loan from Bank of China, of which the principal is to be repaid in full by January 4, 2011. The interest is calculated using floating interest rate and paid quarterly. For the quarter ended
June 30, 2010, the current interest rate is 5.4%. The loan is guaranteed by
a third party entity and an individual person.	2,209,500	2,200,500

On October 14, 2008, the Company obtained a loan from China Construction
Bank, of which the principal is to be repaid in full by October 12, 2012. The interest is calculated using floating interest rate and paid monthly. For the quarter ended June 30, 2010, the current interest rate is 5.76%. The loan is
guaranteed by a third party entity.	10,752,900	10,709,100

13

Note 15 – Long-Term debt (continued)

	June 30,	December 31,
	2010	2009

On October 14, 2008, the Company obtained a loan from China Construction
Bank, of which the principal is to be repaid in full by October 12, 2012. The interest is calculated using floating interest rate and paid monthly. For the quarter ended June 30, 2010, the current interest rate is 5.76%. The loan is
guaranteed by a third party entity.	883,800	880,200

On October 15, 2008, the Company obtained a loan from China Construction
Bank, of which the principal is to be repaid in full by September 28, 2012. The interest is calculated using floating interest rate and paid monthly. For the quarter ended June 30, 2010, the current interest rate is 5.76%. The loan is
secured by a lien on the Company’s property and equipment.	3,093,300	3,080,700

On October 15, 2008, the Company obtained a loan from Industrial and
Commercial Bank of China in the amount of $6,894,900, $5,427,900 of which is to be repaid in full by October 15, 2010, and $1,467,000 of which is to be repaid in full by November 15, 2011. The interest is calculated using floating interest rate and paid quarterly. For the quarter ended June 30, 2010, the current average interest rate is 5.76%. The loan is secured by a lien on the Company’s
property and equipment and guaranteed by a third party entity.	5,450,100	6,894,900

On November 21, 2008, the Company obtained a loan from Bank of China, of which the principal is to be repaid in full by December 20, 2010. The interest is calculated using floating interest rate and paid quarterly. For the quarter ended June 30, 2010, the current interest rate is 5.4%. The loan is
guaranteed by a third party entity and an individual person.	2,209,500	2,200,500

Total	$43,748,100	$45,036,900

Less: Current portion	20,180,100	7,628,400

Total long-term bank loans	$23,568,000	$37,408,500

Note 16 – Income Taxes

The Company is a Nevada corporation and conducts all of its business through its Chinese subsidiary and its affiliated Chinese operating companies. All business is conducted in PRC. As the U.S. holding company has not recorded any income for the six months ended June 30, 2010 and 2009, there was no provision or benefit for U.S. income tax purpose.

Keyuan International was incorporated in the British Virgin Islands. Under the laws of British Virgin Islands, the Company is not subject to tax on income or capital gain.

The Company’s Chinese subsidiary and affiliated operating companies based in China are governed by the Income Tax Law of the PRC concerning the privately-run enterprises, which are subject to a statutory tax rate of 25% and were, until January 2008, subject to a statutory tax rate of 33% (30% state income tax plus 3% local income tax) on income reported in the statutory statements after appropriate adjustments for tax purposes.

14

Note 16 – Income Taxes (continued)

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the PRC (the New CIT Law), which became effective on January 1, 2008. Under the new law, the applicable corporate income tax rate to all Companies, both domestic and foreign-invested companies, is 25% replacing the previous applicable tax rate of 33%.

For the year ended 2009, the Company incurred a loss and was subject to the 25% tax rate. In order to support the growth of certain local enterprises, the local government granted Keyuan Plastics Co., a preferential tax treatment. In the first two profitable years, the local government will credit back to the Company the entire local portion of the income tax which equals to 40% of the whole Enterprise Income Tax the Company paid applying the 25% tax rate, resulting in an effective tax rate of 15%; in the subsequent three profitable years, the local government will credit back 50% of the local income tax the Company paid under the 25% tax rate resulting in an effective tax rate of 20%. A reconciliation of the provision (benefit) for income taxes with amounts determined by applying the statutory rate and the local preferential tax treatment is as follows:

	For the Six Months Ended June 30,
	2010	2009
Computed tax at statutory rate	(Unaudited)

	$3,142,556	$(407,670)
Non taxable loss	49,022	-
Tax credit from local government	(1,276,632)	-
Total provision for income taxes	$1,914,946	$(407,670)
Effective tax rate	15%	(25%)

On February 22, 2008, the Ministry of Finance (“MOF”) and the State Administration of Taxation (“SAT”) jointly issued Cai Shui [2008] Circular 1 (“Circular 1”). According to Article 4 of Circular 1, distributions of accumulated profits earned by a Foreign Invested Enterprise (“FIE”) prior to January 1, 2008 to foreign investor(s) in 2008 or after will be exempt from withholding tax (“WHT”) while distribution of the profit earned by an FIE after January 1, 2008 to its foreign investor(s) shall be subject to WHT. Since the Company intends to reinvest its earnings to further expand its businesses in mainland China, its FIEs do not intend to declare dividends to their immediate foreign holding companies in the foreseeable future.

Note 17 – Risk Factors

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC.  The Company's business may also be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 18 – Concentrations of Credit Risk

For the six months ended June 30, 2010, five vendors accounted for approximately 78.55% of the Company’s raw materials purchase. Purchases from these vendors amounted to $184.25 million. The sales to the Company’s top five customers amounted to $116.94 million and accounted for approximately 46.89% of the Company's total sales.

Financial instruments which potentially subject the Company to credit risk consist principally of cash on deposit with financial institutions. Management believes that minimal credit risk exists with respect to these investments as management believes that the financial institutions that hold the Company’s cash and cash equivalents and restricted cash are financially sound.

15

Note 19 – Supplemental Cash Flow Disclosures

	For the Six Months Ended June 30,
	2010	2009

Cash paid for interest	$2,725,817	$286,665
Cash paid for income taxes	$-	$-

Note 20 – Earnings Per Share

The Company presents earnings per share (“EPS”) on a basic and diluted basis. Basic earnings per share have been computed by dividing income available to common shareholders by the weighted average number of common shares outstanding. Diluted earnings per share have been computed by dividing income available to common shareholders by the weighted average number of shares outstanding including the dilutive effect of equity securities. All share and per share data have been adjusted retroactively to reflect the recapitalization of the Company pursuant to the Securities Exchange Agreement with Silver Pearl.

	For the Three Months Ended June 30,
	2010	2009

Net income (loss)	$4,924,004	$(841,408)

Weighted average common shares
(denominator for basic earnings per share)	2,387,451	-

Effect of dilutive securities:
Convertible preferred stock	52,543,208	-

Weighted average common shares
(denominator for diluted earnings per share)	54,930,660	-

Basic earnings (loss) per share	$2.06	$-
Diluted earnings (loss) per share	$0.09	$-

	For the Six Months Ended June 30,
	2010	2009

Net income (loss)	$10,655,276	$(1,223,008)

Weighted average common shares
(denominator for basic earnings per share)	1,200,321	-

Effect of dilutive securities:
Convertible preferred stock	50,114,099	-

Weighted average common shares
(denominator for diluted earnings per share)	51,314,420	-

Basic earnings (loss) per share	$8.88	$-
Diluted earnings (loss) per share	$0.21	$-

16

Note 21 – Share Exchange and Private Financing

Share Exchange

On April 22, 2010, the Company (formerly known as “Silver Pearl”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Keyuan International ( a company organized under the laws of the British Virgin Islands) and shareholders of the Company and Keyuan International. Pursuant to the terms of the Exchange Agreement, the Keyuan International’s shareholders transferred to the Company all of the issued and outstanding shares of Keyuan International in exchange for the issuance of 47,658 shares of the Company’s Series M preferred stock (the “Series M Preferred Stock”), par value $0.001 per share (the “Share Exchange”).

Prior to the Share Exchange, Silver Pearl had 5,696,800 shares of common stock issued and outstanding. Immediately prior to the Share Exchange, 3,264,000 shares of Silver Pearl’s common stock then outstanding were cancelled and retired, so that immediately after the Share Exchange Silver Pearl had 2,432,800 common shares and 47,658 Series M shares issued and outstanding. The Series M shares vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s shareholders approving an increase in authorized common stock to at least 100,000,000 shares.  The Company also deposited $400,000 into an escrow account which amount was paid to an owner of the cancelled shares of Silver Pearl, as a result of the Share Exchange having been consummated.

The Share Exchange resulted in a change-in-control of Silver Pearl as the Company’s shareholders have acquired the majority ownership of the combined entity.

In accordance with the Accounting and Financial Reporting Interpretations and Guidance issued by the staff of the U.S. Securities and Exchange Commission (the “SEC”), the Share Exchange will be accounted for as a reverse acquisition whereby Silver Pearl (the legal acquirer) is considered the accounting acquiree and the Keyuan International (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will be in substance those of the Keyuan International’s, with the assets and liabilities, and revenues and expenses, of Silver Pearl being included effective from the date of consummation of the Share Exchange. Silver Pearl will be deemed to be a continuation of the Company’s business. The outstanding stock of Silver Pearl prior to the Share Exchange will be accounted for at their net book value with no goodwill being recognized.

April --May Private Placement

On April 22, 2010, immediately following the Share Exchange mentioned above,  and on May 18, 2010, the Company completed a private placement transactions (the “Private Placement”) pursuant to a securities purchase agreement with certain investors (collectively, the “Investors”) and sold 748,704 units (the “Units”) at a purchase price of $35 per Unit, consisting of, in the aggregate, (a) 6,738,336 shares of Series A convertible preferred stock, par value $0.001 per share (the “Series A Preferred Stock”) convertible into the same number of shares of Common Stock, (b) 748,704 shares of Common Stock (the “Issued Common Shares”), (c) three-year Series A Warrants (the “Series A Warrants”) to purchase up to 748,704 shares of Common Stock, at an exercise price of $4.50 per share (the “Series A Warrant Shares”) for a three-year period, and (d) three-year Series B Warrants (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”) to purchase up to 748,704 shares of Common Stock, at an exercise price of $5.25 per share (the “Series B Warrant Shares” and, together with the Series A Warrant Shares, the “Warrant Shares”) for a three-year period. The Company received aggregate gross proceeds of approximately $26.2 million from the Private Placement (the “Private Placement”, or sometimes is referred herein as the “Offering”).

17

Note 21 – Share Exchange and Private Financing (continued)

The Company raised aggregate gross proceeds of approximately $26.2 million in the Offering.

In conjunction with the Private Placement, the Company also entered into the following agreements:

•
A registration rights agreement (the “Registration Rights Agreement”) with the investors, in which we agreed to file this registration statement (the “Registration Statement”) with the SEC to register for resale the Shares, the Common Stock issuable upon conversion of the Series A Preferred Stock, the Series A Warrant Shares and the Series B Warrant Shares, within 30 calendar days of the Closing Date, and to have this registration statement declared effective within 150 calendar days of the Closing Date or within 180 calendar days of the Closing Date in the event of a full review of the registration statement by the SEC.

•
A securities escrow agreement with the Investors (the “Securities Escrow Agreement”), pursuant to which, we delivered into an escrow account 5,000 shares of our Series M Preferred Stock convertible into 5,000,000 shares of Common Stock to be used as escrow shares (the “Escrow Shares”) after we amend our Articles of Incorporation to increase our authorized Common Stock to one hundred million (100,000,000) shares. With respect to the 2010 performance year, if we achieve less than 95% of the 2010 performance threshold, then the Escrow Shares for such year will be delivered to the investors in the amount of 500,000 shares of Common Stock.

•	Stock for each full percentage point by which such threshold was not achieved up to a maximum of 5,000,000 shares of Common Stock.

•
On the Closing Date, we and the Keyuan International Shareholder, entered into a lock-up agreement whereby Keyuan International is prohibited from selling our securities until six (6) months after the effective date of the registration statement required to be filed under the Registration Rights Agreement. For one (1) year thereafter, it will be permitted to sell up to 1/12 of its initial holdings every month.

Note 22 – Accounting for Series A Financing

Private Placement

Please refer to description of April-May Private Placement in Note 21 above.

Preferred Stock

The Board is authorized, without further action by the shareholders, to issue, from time to time, up to 20,000,000 shares of preferred stock in one or more classes or series. Similarly, the Board will be authorized to fix or alter the designations, powers, preferences, and the number of shares which constitute each such class or series of preferred stock. Such designations, powers or preferences may include, without limitation, dividend rights (and whether dividends are cumulative), conversion rights, if any, voting rights (including the number of votes, if any, per share), redemption rights (including sinking fund provisions, if any), and liquidation preferences of any unissued shares or wholly unissued series of preferred stock. As of the date hereof, the Board has designated two classes of Preferred Stock, consisting of Series M Preferred Stock and Series A Preferred Stock and does not have any current intention to designate any other class of preferred stock.

Series A Preferred Stock

As of the date hereof, we have 6,738,336 shares of Series A Preferred Stock issued and outstanding. The Series A Preferred Shares by its principal terms:

(a)	pay a cumulative dividend at an annual rate of 6%, payable quarterly, at our option, in cash or in shares of Common Stock;
(b)	have a preference over the Common Stock on liquidation, dissolution or winding up of the Company equal to the original purchase price per Series A Preferred Share;
(c)
be convertible at any time after issuance, at the option of the holder, into shares of Common Stock, without the payment of additional consideration, at an initial conversion ratio of one-to-one (subject to anti-dilution adjustment);

(d)
automatically convert into shares of Common Stock at $3.50 per share, at the earlier to occur of the following: (i) the twenty four (24) month anniversary of the Closing of the Private Placement, and (ii) at such time that the Volume Weighted Average Price (“VWAP”) of the Common Stock is no less than $5.00 for a period of ten (10) consecutive trading days with the daily volume of the Common Stock equal to at least 50,000 shares per day;

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(e)
the conversion price and the number of common shares underlying the Series A Preferred Stock are subject to customary adjustments, including weighted average broad-based anti-dilution protection for a period of twelve (12) months after the effective date of this registration statement; and

(f)
requires that we, prior to taking certain corporate actions (including certain issuances or redemptions of its securities or changes in its organizational documents), obtain the approval of more than 50% of the Series A Preferred Shares then issued and outstanding, voting as a group.

The Series A Warrants

As of the date hereof, there are 808,600 Series A Warrants issued and outstanding, including 59,896 warrants issued to the placement agent in the Private Placement. The Series A Warrants will, by its principal terms,

(a)	entitle the holder to purchase one (1) share of Common Stock;
(b)	be exercisable at any time after the consummation of the Private Placement and shall expire on the date that is three (3) years following the original issuance date of the Series A Warrants;
(c)	be exercisable, in whole or in part, at an exercise price of $4.50 per share;
(d)	be exercised only for cash (except that there will be a cashless exercise option at any time during which a registration statement covering such shares is not effective); and
(e)
be callable at $0.01 by us following the date that the VWAP of the Common Stock equals or exceeds $9.00 for fifteen (15) consecutive trading days with the average daily trading volume of no less than 75,000 shares.

The Series B Warrants

As of the date hereof, there are 808,600 Series B Warrants issued and outstanding, including 59,896 warrants issued to the placement agent in the Private Placement. The Series B Warrants will, by its principal terms,

(a)	entitle the holder to purchase one (1) share of Common Stock;
(b)	be exercisable at any time after consummation of the Private Placement and shall expire on the date that is three (3) years following the original issuance date of the Series B Warrants;
(c)	be exercisable, in whole or in part, at an exercise price of $5.25 per share;
(d)	be exercised only for cash (except that there will be a cashless exercise option at any time during which registration statement covering such shares is not effective); and
(e)
be callable at $0.01 by us following the date that the VWAP of the Common Stock equals or exceeds $10.50 for fifteen (15) consecutive trading days with the average daily trading volume of no less than 75,000 shares.

Registration Rights Agreement

In connection with the Private Placement, we also entered into a registration rights agreement  with the investors, in which we agreed to file this registration statement  with the SEC to register for resale the Shares, the Common Stock issuable upon conversion of the Series A Preferred Stock, the Series A Warrant Shares and the Series B Warrant Shares, within 30 calendar days of April 22, 2010 and to have this registration statement declared effective within 150 calendar days of April 22, 2010 or within 180 calendar days of April 22, 2010 in the event of a full review of the registration statement by the SEC (the “PRA”). If we do not comply with the foregoing obligations under the Registration Rights Agreement, we will be required to pay cash liquidated damages to each investor, at the rate of 1% of the applicable subscription amount for each 30 day period in which we are not in compliance; provided, that such liquidated damages will be capped at 10% of the subscription amount of each investor and will not apply to any registrable securities that may be sold pursuant to Rule 144 under the Securities Act if all of the conditions in Rule 144(i)(2) are satisfied at the time of the proposed sale, or are subject to an SEC comment with respect to Rule 415 promulgated under the Securities Act.

The Company evaluated the contingent obligation related to the RRA liquidated damages in accordance to “ASC Topic 825 “Financial Instruments” subtopic 20” (formerly Financial Accounting Standards Board Staff Position No. EITF 00-19-2“Accounting for Registration Payment Arrangements”), which required the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement be separately recognized and measured in accordance with “ASC Topic 450” “Contingencies” (formerly SFAS No. 5, “Accounting for Contingencies”).  The Company concluded that such obligation was not probable to incur based on the best information and facts available as of June 30, 2010. Therefore, no contingent obligation related to the RRA liquidated damages was recognized as of June 30, 2010.

Escrowed Shares Arrangement

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In conjunction with the Private Placement, the Company also entered into a make good escrow agreement with the Investors (the “Securities Escrow Agreement”), pursuant to which Keyuan Plastics Co, Ltd, delivered into an escrow account 5,000 shares of Series M Perferred Stock that are convertible into 5,000,000 shares of Common Stock (the “Escrow Shares”)  to be used as a share escrow for the achievement of a Fiscal Year 2010 net income performance threshold of $33.0 million. With respect to the 2010 performance year, if the Company achieves less than 95% of the 2010 performance threshold, then the Escrow Shares for such year will be delivered to the Investors in the amount of 500,000 common shares (rounded up to the nearest whole share and pro rata based on the number of shares of Series A Preferred Stock owned by such Investor at such date) for each full percentage point by which such threshold was not achieved up to a maximum of 5,000,000 common shares. Any Escrow Shares not delivered to any Investor because such Investor no longer holds shares of Series A Preferred Stock or Conversion Shares, or because the 2010 performance threshold was met, shall be returned to the Principal Stockholder.

For the purposes of the Securities Escrow Agreement, net income is defined in accordance with US GAAP and reported by the Company in the audited financial statements for fiscal year ended 2010; provided, however, that net income for fiscal year ended 2010 shall be increased by any non-cash charges incurred (i) as a result of the Private Placement, including without limitation, as a result of the issuance and/or conversion of the Series A Preferred Stock, and the issuance and/or exercise of the Warrants, (ii) as a result of the release of the Escrow Shares to the Principal Stockholder and/or the Investors, as applicable, pursuant to the terms of the Securities Escrow Agreement, (iii) as a result of the issuance of ordinary shares of the Principal Stockholder to its PRC shareholders, upon the exercise of options granted to such PRC shareholders by the Principal Stockholder, as of the date of the Securities Escrow Agreement, (iv) as a result of the issuance of Warrants to any placement agent and its designees in connection with the Private Placement, (v) the exercise of any Warrants to purchase Common Stock outstanding and (vi) the issuance under any performance based equity incentive plan that the Company adopt. Net income will also be increased to adjust for any cash or non-cash charges resulting from the payment of dividends on the Series A Preferred Stock in connection with the Private Placement.

The Company has evaluated the terms of the Securities Escrow Agreement based on the guidance provided in ASC 718-10-S99. The Company concluded that because the escrowed shares would be released to the Company’s principal stockholder or distributed to the investors without regard to the continued employment of any of the Company’s directors of officers, the Securities Escrow Agreement is in substance an inducement to facilitate the private placement, rather than as compensatory arrangement. As such, the Securities Escrow Agreement has accounted for the escrowed share arrangement according to its nature and reflected it as a reduction of the proceeds allocated to the newly issued securities in the Private Placement, based on the aggregate fair value of 5,000,000 shares of common stock at April 22, 2010.

Allocation of Proceeds in the Private Placement

In accordance with the guidance provided in ASC 470-20-30, the Company has first allocated the proceeds from the Private Placement between the Issued Common Shares, the Series A Preferred Stock and Series A and B Warrants proportionately based on their estimated fair values as of the closing date of the Private Placement.  Then the guidance provided in ASC 470-20-30-5 has been applied to the amount allocated to the convertible Series A Preferred Stock, and the effective conversion price has been used, to measure the intrinsic value, if any, of the embedded conversion option.

The Company’s common stock was not publicly traded before and as of the closing date of the Private Placement and traded infrequently before the second closing on May 18, 2010.  In general, fair value is based on independent sources such as quoted market prices or dealer price quotations. To the extent certain financial instruments trade infrequently or are non-marketable securities, they may not have readily determinable fair values. The Company estimated the fair value of the Warrants, Series A preferred stock and restricted common stock using various pricing models and available information that management deems most relevant. Among the factors considered in determining the fair value of financial instruments are discounted anticipated cash flows, the cost, terms and liquidity of the instrument, the financial condition, operating results and credit ratings of the issuer or underlying company, the quoted market price of similar traded securities, and other factors generally pertinent to the valuation of financial instruments.

The following table sets out the allocation of the proceeds from the April 22, 2010 Private Placement:

Cash proceeds of the Private Placement (net of fees and expenses)	$19,867,774
Reduction for escrowed share arrangement	(11,900,000)
Net proceeds allocated to securities issued in the Private Placement	$7,967,774
Allocated to:
Issued Common Shares	$542,917
Series A Preferred Stock	7,314,219
Series A Warrants	66,133
Series B Warrants	44,506
$7,967,774

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The following table sets out the allocation of the proceeds from the May 18, 2010 Private Placement:

Cash proceeds of the Private Placement (net of fees and expenses)	$3,044,315
Reduction for escrowed share arrangement	-
Net proceeds allocated to securities issued in the Private Placement	$3,044,315
Allocated to:
Issued Common Shares	$242,611
Series A Preferred Stock	2,732,642
Series A Warrants	40,490
Series B Warrants	28,572
$3,044,315

Accounting for the Series A Preferred Stock

The Series A preferred stock has been classified as permanent equity as there was no redemption provision at the option of the holders that is not within the control the Company on or after an agreed upon date. The Company evaluated the embedded conversion feature in its Series A preferred stock to determine if there was an embedded derivative requiring bifurcation. The Company concluded that the embedded conversion feature of the Series A preferred stock does not required to be bifurcated because the conversion feature is clearly and closely related to the host instrument.

Equity instruments that contain a beneficial conversion feature are recorded as a deemed dividend to the holders of the convertible equity instruments. The deemed dividend associated with the beneficial conversion is calculated as the difference between the fair value of the underlying common stock less the proceeds that have been received for the equity instrument limited to the value received. The beneficial conversion amount is recorded as a reduction on the carrying value of the equity instrument and an increase to additional paid-in-capital.

The intrinsic value of the embedded conversion feature has been calculated by comparing the effective conversion price determined based on the proceeds from the Private Placement allocated to the Series A Preferred Stock, and the fair value of the Company’s common stock at the commitment date. The effective conversion price of the Series A Preferred Stock was determined to be higher than the fair value of the common stock at April 22 and May 18, 2010. Accordingly, the embedded conversion feature did not have an intrinsic value at each closing.

Accounting for the Series A and Series B Warrants

The Company has evaluated the terms of the Series A and B Warrants issued in the Private Placement with reference to the guidance provided in ASC 815-40-15. The Company has concluded that the Series A and B Warrants are indexed to the Company’s own stock, because the warrants have no contingent exercise provision and have fixed strike prices which are only subject to adjustments in the event of stock split, combinations, dividends, mergers or other customary corporate events. Therefore, the Series A and B Warrants have been classified as equity.

Accounting for Placement Agent Warrants

In accordance with ASC Topic 340 subtopic 10 section S99-1 (formerly Staff Accounting Bulletin Topic 5.A: “Miscellaneous Accounting-Expenses of Offering”), “specific incremental costs directly attributable to a proposed or actual offering of securities may properly be deferred and charged against the gross proceeds of the offering.” In accordance with the SEC accounting and reporting manual “cost of issuing equity securities are charged directly to equity as deduction of the fair value assigned to share issued.” Accordingly, the Company concluded that the warrants issued to the placement agents are directly attributable to the August 2009 financing. If the Company had not issued the warrants to the placement agent, the Company would have had to pay the same amount of cash as the fair value. Therefore, the Company deducted the total fair value of the Placement agent warrants as of the Commitment Date which was approximately US$291,000 and $58,000 for the April 22nd and May 18th private placements as a deduction of the fair value assigned to the Series A preferred stock for each respectively closing.

Note 23 – Stock Options AND WARRANTS

On June 30, 2010, the Company granted 3,000,000 five-year options to its 56 CEO, CFO and various members of senior management to purchase in the aggregate 3,000,000 shares of the Company’s common stock at an exercise price of US$4.20 per share, in consideration of their services to the Company. 2,810,000 of these 3,000,000 options shall vest according to the following vesting schedule: 30% of the Options shall vest immediately after one year of the issuance, 40% of the Options shall vest immediately after two years of the issuance, 30% of the Options shall vest immediately after three years of the issuance.  The remaining 190,000 options shall vest according to the following vesting schedule:  40% of the Options shall vest immediately after one year of the issuance and 60% of the Options shall vest immediately after two years of the issuance.

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The grant date fair value of these options was US$2.492 million.  The related compensation expenses will be recognized over their vesting periods.  The cost of these options that the Company recognized for the three months ended June 30, 2010 was US$0. The cost of these options will be expensed as they vest and will be recorded in general and administrative expenses as share-based compensation expenses in future periods.  Share-based compensation expenses relating to these options will be approximately $381,500 for the year ending December 31, 2010, $895,000 for the year ending December 31, 2011, $864,000 for the year ending December 31, 2012 and $350,000 for the year ending December 31, 2013, respectively.

The Company estimates the fair value of these options using the Black-Scholes option pricing model with the following assumptions: an expected life equal to the contractual term of the options (five), underlying stock price of $3.21 per share, no dividends, a risk free rate of 1.79%, which is a five-year yield on Treasury bonds at constant (or fixed) maturity and volatility of 37%. The expected volatility is calculated using historical data obtained from comparable public companies due to lack of liquidity of the Company’s underlying stock.  Exercise price of the option is the contractual exercise price of the option.

Stock option activity during the period ending June 30, 2010 (unaudited), was as follows:

	Number of options	Weighted Average Exercise Price
Outstanding, December 31, 2010	-	-
Granted	3,000,000	$4.20
Exercised	-	-
Forfeited	-	-
Expired	-	-
Outstanding, June 30, 2010	3,000,000	$4.20
Exercisable, June 30, 2010	-	$-

At June 30, 2010, none of the options were exercisable and all 3,000,000 shares will expire on June 29, 2015.

Warrant activity during the period ending June 30, 2010 was as follows:

	Number of Warrants	Weighted Average Exercise Price
Outstanding, December 31, 2010	--	--
Granted	2,216,163	4.50
Exercised	--	--
Forfeited	--	--
Expired	--	--
Outstanding, June 30, 2010	2,216,163	$4.50
Exercisable, June 30, 2010	2,216,163	$4.50
Note 24 – Subsequent Events

(a)
On July 1, 2010, the Company granted 80,000 five-year options to two outside directors to purchase up to 80,000 shares of the Company’s common stock at an exercise price of US$4.20 per share, in consideration of their services to the Company. Of these options, 40,000 of the options shall vest immediately after one year of the issuance and the remaining 40,000 of the options shall vest immediately after two years of the issuance, provided that the optionee is re-elected for successive one year terms at the end of 12 months of the issuance.

These options were valued at US$68,000 which represents the grant date fair value of these options.  The related compensation expenses will be recognized over its vesting period.  Going forward the cost of these options will be expensed as they vest and will be recorded in general and administrative expenses as share-based compensation expenses.  Pursuant to these options, we will incur approximately $34,000 of expenses on July 1, 2011 and remaining balance of roughly $38,000 on July 1, 2012.

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The Company estimates the fair value of these options using the Black-Scholes option pricing model with the following assumptions: an expected life equal to the contractual term of the options (five years), underlying stock price of $3.25 per share, no dividends, a risk free rate of 1.80%, which is five-year yield on Treasury bonds at constant (or fixed) maturity and volatility of 37%. The expected volatility is calculated using historical data obtained from comparable public companies due to lack of liquidity of the Company’s underlying stock.  Exercise price of the option is the contractual exercise price of the option.

(b)
On July 1, 2010, the Company granted 40,000 five-year options to a consultant to purchase an aggregate of 40,000 shares of the Company’s common stock at an exercise price of US$4.20 per share, in consideration of their services to the Company. Of these options, all 40,000 of the options shall vest immediately.

These options were valued at US$34,000 which represents the grant date fair value of these options.  The related compensation expenses will be recognized over its vesting period.  Going forward the cost of these options will be expensed as they vest and will be recorded in general and administrative expenses as share-based compensation expenses.  Pursuant to these options, we will incur approximately $34,000 of expenses on July 1, 2010.

The Company estimates the fair value of these options using the Black-Scholes option pricing model with the following assumptions: an expected life equal to the contractual term of the options (five years), underlying stock price of $3.25 per share, no dividends, a risk free rate of 1.80%, which is five-year yield on Treasury bonds at constant (or fixed) maturity and volatility of 37%. The expected volatility is calculated using historical data obtained from comparable public companies due to lack of liquidity of the Company’s underlying stock.  Exercise price of the option is the contractual exercise price of the option.

(c)
On July 27, 2010, the Company granted 420,000 three-year options to a consultant to purchase an aggregate of  420,000 shares of the Company’s common stock at an exercise price of US$4.20 per share, in consideration of their services to the Company. Of these options, 70,000 of the options shall vest immediately, 31,818 shall vest monthly beginning on September 1, 2010 and the remaining balance of 95,456 shall vest on May 1, 2011.

These options were valued at US$410,000 which represents the grant date fair value of these options.  The related compensation expenses will be recognized over its vesting period.  Going forward the cost of these options will be expensed as they vest and will be recorded in general and administrative expenses as share-based compensation expenses.  Pursuant to these options, we will incur approximately $68,000 of expenses on July 17, 2011, $31,000 per month beginning on September 1, 2010 and continuing to April 1, 2011 and remaining balance of roughly $92,000 on May 1, 2011.

The Company estimates the fair value of these options using the Black-Scholes option pricing model with the following assumptions: an expected life equal to the contractual term of the options (three years), underlying stock price of $4.00 per share, no dividends, a risk free rate of 1.02%, which is three-year yield on Treasury bonds at constant (or fixed) maturity and volatility of 37%. The expected volatility is calculated using historical data obtained from comparable public companies due to lack of liquidity of the Company’s underlying stock.  Exercise price of the option is the contractual exercise price of the option.

(d)
On August 4, 2010, the Company granted 700,000 five-year options to 79 managers and employees to purchase in the aggregate 700,000 shares of the Company’s common stock at an exercise price of US$4.50 per share, in consideration of their services to the Company. Of these options, 30% of the Options shall vest immediately after one year of the issuance, 40% of the options shall vest immediately after two years of the issuance and 30% of the options shall vest immediately after three years of the issuance.  .

These options were valued at approximately US$1,090,000 which represents the grant date fair value of these options.  The related compensation expenses will be recognized over their vesting period.  Going forward the cost of these options will be expensed as they vest and will be recorded in general and administrative expenses as share-based compensation expenses.  Pursuant to these options, we will incur approximately $327,000 of expenses on August 4, 2011, roughly $436,000 of expenses on August 4, 2012 and remaining balance of roughly $327,000 on August 4, 2015.

The Company estimates the fair value of these options using the Black-Scholes option pricing model with the following assumptions: an expected life equal to the contractual term of the options (five), underlying stock price of $4.50 per share, no dividends, a risk free rate of 1.62%, which is five-year yield on Treasury bonds at constant (or fixed) maturity and volatility of 37%. The expected volatility is calculated using historical data obtained from comparable public companies due to lack of liquidity of the Company’s underlying stock.  Exercise price of the option is the contractual exercise price of the option.

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Item 2.       MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and result of operations contains forward-looking statements and involves numerous risks and uncertainties, including, but not limited to, those described in the "Risk Factors" section of the other reports we file with the Securities and Exchange Commission. Actual results may differ materially from those contained in any forward-looking statements.

The following discussion and analysis of financial condition and results of operations relates to the operations and financial condition reported in the financial statements of Keyuan  for the three months and six months ended June 30, 2010 and 2009 and should be read in conjunction with such financial statements and related notes included in this report.

Overview

Prior to the consummation of the share exchange transaction described below, we were a shell company with nominal operations and nominal assets. Currently, we are a holding company operating through our wholly-owned subsidiary, Keyuan Plastics, located in Ningbo, China. We are a manufacturer and supplier of numerous petrochemical products in China. Operating through our wholly-owned subsidiary, Keyuan Plastics, we have an annual design petrochemical manufacturing capacity of 550,000 MT. In addition, we continue to utilize manufacturing technologies that lower our raw material costs while enhancing our production output. We expect to increase our production output to 660,000 MT this year.

During the first six months of our 2010 fiscal year, we continued the expansion of our product sales. We have successfully transitioned from a long-term construction period that ended in September 2009 into full-scale sales and distribution of our petrochemical products.  Current products include BTX aromatics, propylene, styrene, liquid petroleum gas (LPG), MTBE and other petrochemicals (each of which is described in greater detail below). To date, our customers' order requests for our 2010 fiscal year have already exceeded our current annual production capacity.

In order to increase our production capacity to meet the increasing market demands, our management team plans to expand our manufacturing capacity to include additional storage capacity, a raw material pre-treatment facility and an asphalt production facility.

Our Facility and Equipment

Facility

To date, we have invested a total of approximately $132 million in the construction and improvement of our production facility. Our current production facility is 1.2 million square feet in total including 594,000 square feet for production and 19,500 square feet for laboratories and offices.

We have a total of 100,000 MT of storage capacity, consisting of 50,000 MT of storage capacity for raw materials and 50,000 MT for finished products. As part of our expansion plan, we intend to add 100,000 MT of new storage capacity.

We have an on-site ocean shipping dock with 5,000 MT of shipping capacity and a 10-truck loading facility. Approximately 90% of our feedstock and finished products use this shipping dock. We also have adjacent access to another shipping dock with an additional 50,000 MT of shipping capacity.

Equipment

Our major processing equipment includes

•
heavy oil catalytic pyrolysis processing equipment- risers/generators/precipitators, fuel gas boilers, fractionating tower, absorbing re-absorbing and desorbing towers, heat exchangers, pumps, a stabilizing tower;

•	gas fractionation processing equipment- de-propanizing tower, refining propylene tower, de-ethanizination tower, heat exchangers, pumps;

•
ethylbenzene processing equipment- alkylation reactor, anti-alkylation reactor, dehydrogenation reactor, propylene absorbing tower, de-ethylene tower, ethylbenzene recovering tower, heating furnace for benzene, heating furnace for gas, steam overheating furnace, tail gas compressor, washing tower; and

•	liquefied petroleum gas (LPG) and sulfur recovery process- LPG desulfurization extraction tower, dry gas desulfurization tower, regenerating tower, LPG de-mecaptan extraction tower.

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Our Products

We manufacture and supply a variety of petrochemical products, including BTX aromatics, propylene, styrene, LPG, MTBE and other petrochemicals.

•
BTX Aromatics: consisting of benzene, toluene, xylene and other chemical components for further processing into oil resin, gasoline and solvents materials widely used in paint, ink, construction coating and pesticide.

•
Propylene: a chemical intermediate as one of the building blocks for an array of chemical and plastic products that are commonly used to produce polypropylene, acrylonitrile, oxo chemicals, propylene oxide, cumene, isopropyl alcohol, acrylic acid and other chemicals for paints, household detergents, automotive brake fluids, indoor/outdoor carpeting, textile, insulating materials, auto parts and electrical appliances.

•
Styrene: a precursor to polystyrene and several copolymers widely used for packaging materials, construction materials, electronic parts, home appliances, household goods, home furnishings, toys, sporting goods and others.

•
LPG:  a mixture of hydrocarbon gases used as fuel in heating appliances and vehicles. A replacement for chlorofluorocarbons as an aerosol propellant and a refrigerant which reduces damage to the ozone layer.

•	MTBE & Other Chemicals: MTBE, oil slurry, sulphur and others are used for a variety of applications including fuel components, refrigeration systems, fertilizers, insecticides and fungicides, etc.

Expansion Plan

In order to meet the increasing market demands, our management team has made plans to expand our manufacturing capacity to include additional storage capacity, a raw material pre-treatment facility and an asphalt production facility.

The increase storage capacity will allow the Company to take better advantage of price variations to our raw material costs thereby helping to further improve future gross margins. The pretreatment facility will allow us to handle lower grade raw materials thereby helping to further decrease raw material costs. The pretreatment facility will also improve efficiency in current production process as well as provide necessary feedstock for asphalt production, a production line that we plan to add with 300,000 MT annual capacities to our current facility. Management believes that this expansion will increase sales by as much as US $298 million per year and result in approximately $30 million of additional annual profits.

Our current estimated schedule of our expansion plan is as follows:

•	Complete land purchase by September 30, 2010;
•	Commence construction in the quarter ended December 31, 2010;
•	Complete equipment installation by March 31, 2012;
•	Begin trial production in the quarter ended June 30, 2012;
•	Start full production and sales in the quarter ended September 30, 2012.

In order to expand our facility, we need to acquire use rights of additional land. In China, the government is responsible for overall land planning and they will often select a target company to maximize the benefits of land use for a particular area. We have been in regular communications with the Ningbo Municipal Government about the land use rights for approximately 1.2 million square feet of land adjacent to our current production facility. We submitted our application to the local government for a land bidding process slated on July 13, 2010 which is a necessary legal proceeding to acquire the land use rights in China. And we are the only bidder in this process because the land is well integrated with our existing site and no other bidder can make better use of the land than us. The bidding process was completed on August 13, 2010 and we received a written confirmation from the local government stating the land use rights have been granted to us on the same day. And we expect to enter into land use right transfer agreement with the local government in the near future.

The estimated cost of the expansion plans and the addition of asphalt development is approximately $78 million including $8 million for purchasing land, $20 million for facility construction, $40 million for new equipment and $10 million for working capital for the whole business. Compared with our original estimated cost of $90 million, there is a decrease of $12 million. The reduction is a result of lower estimated cost for the land purchase. The original estimated cost of land purchase was made when the market price for land was higher and the actual size of the land is smaller than we originally estimated.  However, the decrease in land size will not impact the construction of our expansion projects or the execution of our overall business strategy.

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We received gross proceeds of $26.2 million from the Private Placement in April and May, 2010 with original plans to use $20 million of the net proceeds for the purchase of the land. Due to the decrease of the estimated cost of land purchase, we were able to allocate a greater percentage of the net proceeds received toward raw material purchases in the second quarter. We currently plan to use cash from operations and other sources to fund the purchase of the land use rights. We will also still need additional cash resources to fully execute our expansion plans. We plan to fund this proposed expansion through short-term borrowings, cash from operations and potential equity financing. However, we may not be able to obtain additional financing at acceptable terms, or at all, and, as a result, our ability to increase our production capacity and expand our business could be adversely affected.

SBS Project

In addition to our expansion plans, we are currently working on building new facility for producing Styrene-Butadience-Styrene (the “SBS”), one of the Styreneic Block Copolymers.  SBS is a product with high product margin with major application for footwear, adhesive, polymer modification and modified asphalt industries. The SBS facility will be built on the 1.2 million square feet land that we just received written confirmation for reservation from local government on August 13, 2010.  The construction may start in September, 2010 and will take approximately12 months to complete. The designed capacity of SBS will be 70,000 metric ton a year. China’s current domestic production capacity of SBS is approximately 600,000 tons a year with an estimated domestic demand of 750,000 tons (data source: http://www.cpi360.com/docpage/c419/200906/0603_419_546403.aspx which is set up by Eastern-China International P&C Net).

The total investment of the SBS facility is estimated to be $17.5 million.  We expect to start the trial run in the forth quarter of 2010 and commence the production in late 2010 or early 2011.  The SBS facility will generate approximately $107 million in sales and $10million in profit annually at full capacity.

Manufacturing and Sales

Our total production was 169,386 MT for the second quarter of 2010 and the revenue for the quarter totaled $132.0 million, based on the sale of 155,955 MT of petrochemical products, up 12% versus the first quarter of 2010. Due to lower market pricing; we decided to hold 24,000 MT of production in inventory which we anticipated selling in the third quarter of 2010, at a higher price. We also held over 27,400 tons of production as a result of a 15-day production shutdown due to a power grid upgraded by a local utility agency.

However, due to our low-cost and flexible manufacturing process, we are able to change the mix of raw materials and quality of products we produce based on market conditions. We have recently started using a greater amount of lower grade light oil in three of our seven production lines. This will allow us to significantly increase the amount of higher margin light aromatic products we produce without spending any additional capital expenditures to expand our production capacity.  Gross margin is expected to improve in the second half of the year due to improved production yields and favorable product mix and is expected to average 10% for the full year of 2010. First half gross margin was impacted by three factors:

•
Lower market prices due to a general economic slowdown: the European debt crisis that began in mid-May and extended to June drove down prices for all petrochemical products. The lower market prices together with higher historical inventory costs put the downward pressure on our margin.  We have seen prices start to rebound in late July.

•
Startup cost carryover: we have been ramping our production lines since the fourth quarter of 2009. We had 2009 startup costs carried over, resulting in approximately $1.8 million higher cost of goods sold at beginning of 2010. In addition, because the equipment, processes and workers are new, we have not been operating at optimal efficiency levels. The company continues to optimize product mix and improve efficiency and yield.

•
Temporary mandatory factory shutdown: in the months of March, May and June, we were forced to shut down all production lines due to a mandatory shutdown ordered by the local utility agency for power grid upgrade. Because we were forced to power down and subsequently power up our manufacturing facilities over several days, we lost a combined 23 days of production (8 days in the first quarter, 15 days in the second quarter), equating to 42,000 MT of production, approximately $33.8 million of revenues, $2.4 million in gross profit and $1.5 million in net income.

As previously stated, we decided to sell less than 100% of our production in the second quarter because we received lower prices during certain periods in the quarter. Up to date, we have sold over half of the inventory from the second quarter at higher prices than would have received had we sold toward the end of last quarter. We expect to sell the remainder of the inventory by the end of the third quarter. With a low-cost, flexible manufacturing facility and 100,000 MT of storage capacity, we will continue to adjust our selling strategies to maximize returns to our shareholders.

Critical Accounting Policies and Estimates

The discussion and analysis of our financial condition and results of operations is based upon our financial statements which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities. On an on-going basis, we evaluate our estimates including the allowance for doubtful accounts, the salability and recoverability of inventory, income taxes and contingencies. We base our estimates on historical experience and on other assumptions that we believes to be reasonable under the circumstances, the results of which form our basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

We cannot predict what future laws and regulations might be passed that can have a material effect on our results of operations. We assess the impact of significant changes in laws and regulations on a regular basis and update the assumptions and estimates used to prepare our financial statements when we deem it necessary.

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Inventory

Inventory is stated at the lower of cost or market. Cost is determined using the weighted-average cost method. Provisions are made for excess, slow moving and obsolete inventory as well as inventory whose carrying value is in excess of net realizable value. Management continually evaluates the recoverability based on assumptions about customer demands and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory reserves or write-downs may be required that could negatively impact our gross margin and operating results. The Company did not record any provision for slow-moving and obsolete inventory as of June 30, 2010 and December 31, 2009.

Property and Equipment

Property and equipment are stated at cost. Depreciation is calculated based on the straight-line method over the estimated useful lives of the assets as follows:

Vehicles Furniture, machinery and equipment Buildings and improvements	5 years 5 to 10 years 45 years

Construction in progress primarily represents the renovation costs of plant, machinery and equipment. Costs incurred are capitalized and transferred to property and equipment upon completion, at which time depreciation commences.

Cost of repairs and maintenance is recorded as incurred. Gain or loss on disposal of property and equipment, if any, is recognized in the statements of operations.

Long-Lived Assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” codified in FASB ASC Topic 360-10, we review the recoverability of our long-lived assets on a periodic basis in order to identify business conditions, which may indicate a possible impairment. The assessment for potential impairment is based primarily on our ability to recover the carrying value of our long-lived assets from expected future discounted cash flows. If the total of the expected future discounted cash flows is less than the total carrying value of the assets, a loss is recognized for the difference between the fair value (computed based upon the expected future discounted cash flows) and the carrying value of the assets.

Intangible Assets

Intangible assets are stated at cost. Intangible assets with finite life are amortized over their estimated useful life using straight-line method. Impairment test is performed at least once a year to determine possible impairment loss. Estimated useful life of intangible assets is as follows:

Rights to use land Software Technology	15-50 years 10 years 9-20 years

Impairment of Intangible Assets

We apply the provisions of Financial Accounting Statement No. 142 “Goodwill and Other Intangible Assets”, codified in FASB ASC Topic 350, which addresses how goodwill and other acquired intangible assets should be accounted for in financial statements. In this regard, the Company tests these intangible assets for impairment annually or more frequently if indicators of potential impairment are present. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated discounted future cash flows associated with it at a risk-free rate of interest. In any case the present value of the expected future net cash flows is less than the carrying value of the asset being evaluated; an impairment loss would be recognized. The impairment loss would be calculated at the amount by which the carrying value of the asset exceeds its fair value.

The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques including the discounted value of estimated future cash flows. The evaluation of asset impairment requires us to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgments and actual results may differ from assumed and estimated amounts. Based on our review, we believes that, as of December 31, 2009 and 2008, there were no significant impairments of our intangible assets.

 Revenue Recognition

We derive our revenues primarily from sale of petrochemicals. In accordance with the provisions of Staff Accounting Bulletin No. 104, codified in FASB ASC Topic 480, revenue should not be recognized until it is realized or realizable and earned. Revenues are considered to have been earned when the entity has substantially accomplished what it must do to be entitled to the benefits represented by the revenues. In this regard, our revenue is recognized when merchandise is received by customers or shipped by us pursuant to contractual terms of sales so that title and risk of loss passes to the customers and the collectibility is reasonably assured.

Research and Development

Research and development costs are expensed as incurred. Research and development costs for the three and six months ended June 30, 2010 and the years ended December 31, 2009 and 2008 were insignificant.

Recently Issued Accounting Pronouncements

In October 2009, the Financial Accounting Standards Board (“FASB”) issued an amendment to the accounting and disclosure for revenue recognition. The amendment modifies the criteria for recognizing revenue in multiple element arrangements. Under the guidance, in absence of vendor-specific objective evidence (“VSOE”) or other third party evidence (“TPE”) of the selling price for the deliverables in a multiple-element arrangement, this amendment requires companies to use an estimated selling price (“ESP”) for the individual deliverables.

On July 1, 2009, the FASB officially launched the FASB Accounting Standards Codification (“ASC”), which has become the single official source of authoritative nongovernmental U.S. GAAP, in addition to guidance issued by the Securities and Exchange Commission. The ASC is designed to simplify U.S. GAAP into a single, topically ordered structure. All guidance contained in the ASC carries an equal level of authority. The ASC is effective for all interim and annual periods ending after September 15, 2009.

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In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”), codified in FASB ASC Topic 855-10-05, which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 (ASC 855-10-05) also requires entities to disclose the date through which subsequent events were evaluated as well as the rationale for why that date was selected. SFAS 165 (ASC 855-10-05) is effective for interim and annual periods ending after June 15, 2009, and accordingly, the Company adopted this pronouncement during the year ended December 31, 2009. SFAS 165 (ASC 855-10-05) requires that public entities evaluate subsequent events through the date that the financial statements are issued. The Company has evaluated subsequent events through February 23, 2010.

Results of Operations

The following table shows the results of operations of our business.

Comparison of the three and six months ended June 30, 2010 and 2009

	For the three months Ended June 30,		For the six months Ended June 30,
	2010	2009	2010	2009

Sales	$131,997,217	$--	$249,369,103	$--
Cost of sales	123,351,375	-	231,907,817	-
Gross profit	8,645,842	-	17,461,286	-

Operating expenses
Selling expenses	258,901	-	343,413	-
General and administrative expenses	1,088,256	709,161	1,893,788	1,236,593
Total operating expenses	1,347,157	709,161	2,237,201	1,236,593

Gain (loss) from operations	7,298,685	(709,161)	15,224,085	(1,236,593)

Other income (expenses):
Interest expense, net	(1,589,937)	(274,460)	(2,663,462)	(253,179)
Non-operating expenses	118,802	(138,257)	9,599	(140,906)
Total other expenses	(1,471,135)	(412,717)	(2,653,863)	(394,085)

Income (loss) before provision for income tax	5,827,550	(1,121,878)	12,570,222	1,630,678)
Provision(benefit) for income tax	903,546	(280,470)	1,914,946	(407,670)
Income (net) loss	4,924,004	(841,408)	10,655,276	(1,223,008)
Other comprehensive income
Foreign currency translation adjustment	196,958	9,160	199,256	(4,478)

Comprehensive income (loss)	$5,120,962	$(832,248)	$10,854,532	$(1,227,486)

Sales: Our sales for the three months ended June 30, 2010 were approximately $131,997,000 as compared to sales of $-0- for the three months ended June 30, 2009. Our sales for the six months ended June 30, 2010 were approximately $249,369,000 as compared to sales of $-0- for the six months ended June 30, 2009.  The substantial increase in our sales was due to the start of trial production and distribution from September 2009 following completion of a long-term construction period that began in 2008.  Our manufacturing plant is currently operating at full capacity and has sold approximately 300,700 MT of petrochemicals products in the first six months of our 2010 fiscal year. The breakdown of volume by products sold is listed below.

Product	Total Sale for Jan. 2010 to Jun 2010 (Unit: Metric Ton)
BTX Light Aromatics	137,304
BTX Heavy Aromatics	71,246
LPG	8,413
MTBE and Others	45,328
Styrene	18,131
Propylene	20,278
Total	300,700

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Cost of Sales: For the three months ended June 30, 2010, our cost of sales was approximately $123,351,000 as compared to no cost of sales for the same period in 2009. Our cost of sales was approximately $231,908,000 for the six months ended June 30, 2010 and we had no cost of sales for the same period in 2009.  Our cost of sales are primarily composed of the costs of raw materials (mainly heavy oil, benzene and carbinol), labor, depreciation and amortization of manufacturing equipment and facilities, and other overhead. The substantial increase in our cost of sales was due to the commencement of full scale production and distribution continuing from the fourth quarter of 2009.

Gross Profit: Gross profit for the three months ended June 30, 2010 was approximately $8,646,000 as compared to gross profit of $-0- for the comparable period in 2010. Our gross profit for the three months ended June 30, 2010 was due to the commencement of our production and sales activities.  For the six months ended June 30, 2010, we generated gross profit of approximately $17,461,000.  We had gross profit of $0 for the comparable period in 2009.  With the beginning of our normal production in the first quarter of year 2010, our cost of sales was lower than our revenue and we generated positive gross profit.  We believe that we are beginning to capitalize on the investment in our infrastructure and this trend will continue during the remainder of our 2010 fiscal year and beyond. Management is looking to improve overall gross margin through higher production yield and favorable product mix.  In the first six months of 2010, we experienced 23 days of loss of production due to power grid upgrade enforced by local utility agency. This has led to approximately $1.5 million loss in net profit.

Operating Expenses: Operating expenses including selling expenses, general and administrative expenses were approximately $1,347,000 for the three months ended June 30, 2010 as compared to roughly $709,000 for the same period in 2009, an increase of $638,000 or approximately 90%. Selling expenses were approximately $259,000 for the three months ended June 30, 2010 compared to selling expenses of $-0- for the comparable period in 2009. General and administrative expenses were approximately $1,088,000 for the three months ended June 30, 2010 compared to approximately $709,000 for the comparable period in 2009. The increase of these major expenses was mainly due to our commencement of production and distribution activities.

For the six months ended June 30, 2010, operating expenses including selling expenses, and general and administrative expenses, were approximately $2,237,000 as compared to roughly $1,237,000 for the comparable period in 2009.  This was an increase of about $1,000,000 or almost 80%. Selling expenses were approximately $343,000 for the six months ended June 30, 2010, compared to selling expenses of $-0- for the comparable period in 2009. General and administrative expenses were roughly $1,894,000 and $1,237,000 for the six months ended March 31, 2010 and 2009, respectively. The increase of these major expenses was due to our commencement of production and distribution activities.  Management expects that general and administrative expenses may continue to rise as we expand operations.  Some of this expected increase will likely be due to various public company expenses including issuing stock options, stock compensations and legal expenses.

Interest Expense: Interest expense for the three months ended June 30, 2010 was roughly $1,590,000 compared to interest expense of $274,000 for the three months ended June 30, 2009. The increase in interest expense was primarily due to the significant increase of our short-term bank loans borrowed in 2009 and 2010 which were used to fund our working capital at the beginning of our production and distribution. For the six months ending June 30, 2010, interest expense was roughly $2,663,000 as compared to interest income of approximately $253,000 for the comparable period in 2009. The increase in interest expense was primarily due to the significant increase of our short-term bank loans borrowed in 2009 and 2010 which were used to fund our working capital at the beginning of our production and distribution. As we move forward with full operations and production, management believes that the interest expense will be less in remainder of 2010 fiscal year.  However, interest expense could increase in future years if we are forced to fund most of our expansion plans via debt as opposed to additional equity and/or reinvestment of profits.

Net Income/loss: Net income for the three months ended June 30, 2010 was approximately $4,924,000 compared to net loss of $841,000 for the three months ended June 30, 2009, an increase of roughly $5,794,000. Net income for the six months ending June 30, 2010 was approximately $10,655,000 as compared to a net loss of approximately $1,223,000 in the same period in 2009.  This increase was the result of the beginning of normal operations in 2010. Management believes that this trend will continue during our 2010 fiscal year and beyond.

Foreign Currency Translation Adjustment:  Our reporting currency is U.S. dollar. Our local currency, Renminbi (RMB), is our functional currency. Results of operations and cash flow are translated at average exchange rates during the period while assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of shareholders’ equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Currency translation adjustments resulting from this process are included in accumulated other comprehensive income in the consolidated statement of shareholders' equity and amounted to $197,000 for the three months ended June 30, 2010. The balance sheet amounts with the exception of equity at June 30, 2010 and December 31, 2009 were translated both at RMB 6.789 and RMB 6.817 to 1.00 U.S. dollar. The equity accounts were stated at their historical rate. The average translation rates applied to income statement accounts for the three months ended June 30, 2010 and 2009 were RMB 6.833 and RMB 6.840 to 1.00 U.S. dollar.

Currency translation adjustments resulting from this process are included in accumulated other comprehensive income in the consolidated statement of shareholders' equity and amounted to $199,000 for the six months end June 30, 2010. The balance sheet amounts with the exception of equity at June 30, 2010 were translated at RMB 6.789 to 1.00 U.S. dollar. The equity accounts were stated at their historical rate. The average translation rates applied to income statement accounts for the six months ended June 30, 2010 and 2009 were RMB 6.817 and RMB 6.823 to 1.00 U.S. dollar.

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Financial Outlook for 2010: After a review of our business plan, sales and marketing efforts and expansion plans, we expect to generate sales of approximately US$550 million and net profit of approximately US$36 million in 2010. Gross margins are expected to improve in the second half of the year due to improved production yields and favorable product mix. This projection assumes average annual sales volume of 660,000 MT of petrochemical product sales in 2010.

Liquidity and Capital Resources

The following table sets forth a summary of our cash flows for the periods indicated:

	For the Six Months Ending June 30,
	2010	2009

Net cash provided by (used in) operating activities	14,415,142	(5,415,543)
Net cash used in investing activities	(16,015,980)	(25,770,639)
Net cash provided by financing activities	(6,944,001)	40,657,038

Net cash provided by operating activities was roughly $14,415,000 for the six months ending June 30, 2010 as compared to net cash used in operations of approximately $5,416,000 for the same period in 2009. The increase in cash provided by operations was primarily due to the beginning of normal production and distribution.  During 2009, we were in the final stages of completing our long-term construction period and had yet to begin normal operations.

Net cash used in investing activities was approximately $16,016,000 and $25,771,000 for the six months ending June 30, 2010 and 2009. During 2010, net cash used in investing activities was primarily focused on payments for the infrastructure construction. During 2009, we were still in the final part of our development stage in which large amounts of money were continuously invested in building construction and equipment installation. As we move forward with our Expansion Plans, it is expected net cash used in investing activities could increase in the second half of our 2010 fiscal year including $9 million payment for the initial construction cost of the expansion project, $8 million for land purchases and $15 million for payments of previous construction costs.

Net cash used in financing activities amounted to approximately $6,944,000 for the six month ended June 30, 2010.   For the six months ended June 30, 2010, net cash provided by financing activities amounted to approximately $40,657,000 for the same period in 2009. The increase in net cash used was mainly the result of letter of credit deposit for purchase of imported raw materials. In 2009, the net cash provided by financing activities was primarily the result of short-term bank Loans.

We have entered into loan agreements with our primary lenders including but not limited to Bank of China, China Construction Bank and Agricultural Bank of China under which we have term loans. As of June 30, 2010, we had an aggregate principal amount of approximately $83,961,000 outstanding under the loan agreements, with maturity dates from July 2010 to May 2011 and interest rates from 4.46% to 5.31% per annum. The loan agreements contain customary affirmative and negative covenants and are mainly guaranteed by third parties and individual persons or secured by a lien on our property and equipment. Historically, all debts due have been paid back by the Company in a timely manner.  All Short-Term Bank Loans are revolving loans whose terms (at due date of payment) are extended by the lender.  As of June 30, 2010, we were in material compliance with the terms of our loan agreements.  As such, management expects all unpaid loan balances will be extended at due date.

At June 30, 2010, we had a cash balance of approximately $39,331,000.  Prior to the completion of our initial preferred stock financing, working capital had been primarily financed with various forms of short and long bank loan as outlined above.   As of June 30, 2010, we had retained deficit of roughly $9,543 as compared to a retained deficit of approximately $10,665,000 as of December 31, 2009.

In order to develop our business to meet the increasing customer purchase orders, our management team has made plans to expand our manufacturing capacity to include a raw material pre-treatment facility, additional storage capacity and an asphalt production facility.  The estimated overall cost of Expansion Plans and the addition of asphalt development is approximately $78 million including $8 million for purchasing land, $20 million for facility construction, $40 million for new equipment and $10 million for working capital for the whole business. In addition, we plan to build a new facility to produce SBS, a high margin product with major application for footwear, adhesive, polymer modification and modified asphalt industries. The estimated overall cost of SBS project is around $17.5 million.

We plan to be funded the aforementioned expansion projects through short-term borrowings, cash from operations and potential equity financing. However, our ability to obtain additional capital on acceptable terms is subject to a variety of uncertainties, including but not limited to:

30

•	investors’ perception of, and demand for, securities of petrochemical manufacturing and supply companies;
•	conditions of the U.S. and other capital markets in which we may seek to raise funds;
•	our future results of operations, financial condition and cash flow;
•	PRC governmental regulation of foreign investment in petrochemical manufacturing companies in China;
•	economic, political and other conditions in China; and
•	PRC governmental policies relating to foreign currency borrowings.

If we are unable to obtain funding with acceptable terms, or at all, our ability to increase our production capacity and expand our business could be adversely affected.

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ITEM 3.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable to smaller reporting companies.

ITEM 4. CONTROLS AND PROCEDURES

Disclosure Controls and Procedures

We maintain disclosure controls and procedures designed to provide reasonable assurance that material information required to be disclosed by us in the reports we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that the information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure. We performed an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report. Based on their evaluation, our management, including our Chief Executive Officer and Chief Financial Officer, concluded that our disclosure controls and procedures are effective in giving us reasonable assurance that the information we are required to disclose in the reports we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and to ensure that such information is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

We do not expect that our disclosure controls and procedures will prevent all errors and all instances of fraud. Disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met. Further, the design of disclosure controls and procedures must reflect the fact that there are resource constraints, and the benefits must be considered relative to their costs. Because of the inherent limitations in all disclosure controls and procedures, no evaluation of disclosure controls and procedures can provide absolute assurance that we have detected all our control deficiencies and instances of fraud, if any. The design of disclosure controls and procedures also is based partly on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.

Changes in Internal Control Over Financial Reporting

During the fiscal years ended December 31, 2009 and 2008, and subsequent interim period ended March 31, 2010 and through the date of dismissal, we did not experience any reportable events, except that in its letter to us in 2009 pursuant to “Statement on Auditing Standards (SAS) 112: Communicating Internal Control Related Matters,” Hall, our former auditor,  identified the following material weakness of our internal controls, which constitute a reportable event under Item 304(a)(1)(v) of Regulation S-K:

●	Reliance on financial reporting consultants for review of critical accounting areas and disclosures and material non-standard transactions;
●	Lack of sufficient accounting staff which results in a lack of segregation of duties necessary for a good system of internal control.

On April 22, 2010, Silver Pearl entered into a Share Exchange Agreement, by and among Keyuan International Group Limited (“Keyuan International”), a company organized under the laws of the British Virgin Islands, Delight Reward Limited, the sole shareholder of Keyuan International and a company organized under the laws of the British Virgin Islands (the “Keyuan International Shareholder”), and Denise D. Smith, our former principal stockholder (“Smith”). Pursuant to the terms of the Exchange Agreement, the Keyuan International Shareholder transferred to us all of the issued and outstanding ordinary shares of Keyuan International (the “Keyuan International Shares”) in exchange for the issuance of 47,658 shares of our Series M preferred stock, par value $0.001 per share (the “Series M Preferred Stock”) (such transaction is sometimes referred to herein as the “Share Exchange”). The Series M shares vote with the common stock on an as converted basis and are convertible into 47,658,000 shares of common stock upon the Company’s shareholders approving an increase in authorized common stock to at least 100,000,000 shares. As a result of the Share Exchange, we are now the holding company of Keyuan Plastics Co., Ltd., the operating subsidiary of Keyuan International organized in the People’s Republic of China (“China” or the “PRC”) and engaged in manufacturing and supplying various petrochemical products in China. The Share Exchange also caused a change-in-control of Silver Pearl as the Company’s shareholders have acquired the majority ownership of the combined entity. As a result, the accounting staff of our operating entity in China became the primary accounting staff of our company.

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As of June 30, 2010, considering the material weaknesses identified in our internal control, we performed an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures.  This evaluation was designed to evaluate if our disclosure control and procedures provide reasonable assurance that material information required to be disclosed by us in the reports we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and that the information is accumulated and communicated to our management as appropriate to allow timely decisions regarding required disclosure.  Based on the evaluation, our management including our Chief Executive Officer and Chief Financial Officer,  concluded that that the disclosure controls and procedures are effective as the date of June 30, 2010 in giving us reasonable assurance that the information we are required to disclose in the reports we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and to ensure that such information is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.. This conclusion was based on the following factors as the date of June 30, 2010:

a)
We had a much expanded accounting team and employee base in our operating entity in China that allows for segregation of duties necessary for a good system of internal control. For example, our accounting staff had one Chief Financial Officer, one Vice President of Accounting, two accounting managers, and nine accountants responsible for four different accounting functions: financial accounting, cost accounting, capital/fund management and data analysis. The expansion of our team not only allowed the proper segregation of duties, but also allowed implementation of proper review processes necessary for ensuring the accuracy of financial data used in preparing financial statements.

b)
We had improved our accounting staff’s knowledge of U.S. accounting standards and requirements by hiring a CFO with significant U.S. accounting and finance experience and a bi-lingual accounting manager with significant financial reporting experience. As a result, we were able to prepare and review certain important accounting transactions and disclosures internally rather than relying on outside consultants.

c)
Finally, we have recently appointed an audit committee comprised of independent members of our board of directors, including an audit committee chairman, whom we believe to meet the SEC’s definition of a “financial expert” in the Sarbanes-Oxley Act Section 406 and 407. We concluded that increased oversight and experience provided by the audit committee assisted us in the establishment and oversight of our controls and procedures.

In addition, our CFO and our accounting staff are currently working on documenting our internal controls and we expect such documentation to be complete in 2010 and we plan testing of internal controls thereafter. If our market capitalization exceeds $75 million in 2011, we will be required to be in compliance with the Sarbanes-Oxley Act Section 404 in the fiscal year of 2011. However our CFO and accounting staff have already taken actions to start our Sarbanes-Oxley Action 404 compliance project. We expect this compliance project will enhance the Company’s internal controls significantly. We are also looking to fill additional financial staff positions. Specifically, we believe that additional accounting staff trained in U.S. GAAP would improve our controls and procedures, specifically with regard to the preparation of our financial statements. Finally, we have recently appointed an audit committee comprised of independent members of our board of directors, including an audit committee chairman, whom we believe to meet the SEC’s definition of a “financial expert” in the Sarbanes-Oxley Act Section 406 and 407. We believe that the increased oversight and experience provided by the audit committee will assist us in the establishment and oversight of our controls and procedures. Although we believe that these corrective steps will remediate the material weaknesses discussed above when all of the additional financial staff positions are filled, we cannot assure you that this will be sufficient. We may be required to expend additional resources to identify, assess and correct any additional weaknesses in our internal control. We cannot make assurances that we will not identify additional material weaknesses in our internal control over financial reporting in the future.”

Except as described above, there have been no changes in our internal controls over financial reporting that occurred during our last fiscal quarter to which this Quarterly Report on Form 10-Q/A relates that have materially affected, or are reasonably likely to materially affect our internal controls over financial reporting.

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PART II - OTHER INFORMATION

ITEM 1.   Legal Proceedings

None.

Item 1A. Risk Factors

Not applicable to smaller reporting companies.

ITEM 2. Unregistered Sales of Equity Securities and Use of Proceeds

(a)             Not Applicable.

(b)             Not Applicable.

(c )            Not Applicable

ITEM 3. Defaults upon Senior Securities

(a)             Not Applicable.

(b)             Not Applicable.

ITEM 4.  (Removed and Reserved)

ITEM 5. OTHER INFORMATION

(a)             Not applicable.

(b)             Not applicable.

ITEM 6.  EXHIBITS

(a) The following exhibits are filed as part of this report.

Exhibit No.	Document

3.1	Articles of Incorporation, as amended (Incorporated by reference to Exhibit 3.1 to the Company’s Amendment No.1 to Form S-1 filed on July 23, 2010).

3.2	Articles of Merger (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K filed on May 19, 2010)

3.3	Amended Bylaws of Keyuan Petrochemicals, Inc. dated June 29, 2010 (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K filed on July 7, 2010)

31.1	Certification of Chief Executive Officer required by Rule 13a-14/15d-14(a) under the Exchange Act

31.2	Certification of Chief Financial Officer required by Rule 13a-14/15d-14(a) under the Exchange Act

32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.3	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 15, 2010	Keyuan Petrochemicals, Inc.

By: /s/ Chunfeng Tao
Chunfeng Tao
Chief Executive Officer & President

By: /s/ Aichun Li
Aichun Li Chief Financial Officer

By: /s/ Weifeng Xue
Weifeng Xue
Vice President of Accounting

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APPENDIX E

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

(Mark One)

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2010

OR

☐ TRANSITION REPORT UNDER SECTION 13 OF 15(d) OF THE EXCHANGE ACT OF 1934

From the transition period from ___________ to ____________.

Commission File Number 000-51750

SILVER PEARL ENTERPRISES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	45-0538522
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1541 E.  Interstate 30, Rockwall, Texas 75087
(Address of principal executive offices)

  (972) 722-4411
(Issuer's telephone number)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days:.  Yes ☒   No ☐.

Indicate by check mark whether the Registrant is a large accredited filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accredited filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

Large Accredited Filer	☐	Accelerated Filer	☐

Non-Accredited Filer	☐	Smaller Reporting Company	☒
Indicate by a check mark whether the company is a shell company (as defined by Rule 12b-2 of the Exchange Act:  Yes ☒   No ☐.

As of April 14, 2010, there were 5,696,800 shares of Common Stock of the issuer outstanding.

TABLE OF CONTENTS

	PART I FINANCIAL STATEMENTS

Item 1	Financial Statements	3

Item 2	Management's Discussion and Analysis or Plan of Operation	12

Item 3	Controls and Procedures	13

	PART II OTHER INFORMATION

Item 6	Exhibits and Reports on Form 8-K	14

2

SILVER PEARL ENTERPRISES, INC.
 BALANCE SHEETS
As of March 31, 2010 and December 31, 2009

ASSETS
	March 31, 2010 (Unaudited)	December 31, 2009 (Audited)

Current Assets:
Cash and Cash Equivalents	$383	$454

TOTAL ASSETS	$383	$454

LIABILITIES AND STOCKHOLDERS’EQUITY

Current Liabilities:
Accounts Payable	$25,900	$25,950
Due to Related Parties	16,500	16,500
Total Current Liabilities	42,400	42,450

Long Term Liabilities:
Revolving Line-of-Credit – Related Party	63,445	58,717
Total Long Term Liabilities	63,445	58,717

Total Liabilities	$105,845	$101,167
Stockholders’ equity (deficit):
Preferred Stock, $.001 par value, 20,000,000 shares authorized, -0- and -0- shares issued and outstanding	0	0
Common Stock, $.001 par value, 50,000,000 shares authorized 5,696,800 and 5,696,800 shares issued and outstanding	5,697	5,697
Additional Paid-In Capital	555,453	555,453
Retained Earnings (Deficit)	(666,612)	(661,863)
Total Stockholders’ Equity (Deficit)	(105,462)	(100,713)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$383	$454

The accompanying notes are an integral part of these financial statements.

3

SILVER PEARL ENTERPRISES, INC.
STATEMENTS OF OPERATIONS
For the Three Months Ended March 31, 2010 and 2009
(Unaudited)

	Three Months Ended March 31,	Three Months Ended March 31,
	2010	2009

Revenue	$0	$0

Operating expenses:
General and administrative	3,932	5,508
Total operating expense	3,932	5,508
(Loss) from operations	(3,932)	(5,508)

Other (expense):
Unrealized gain (loss) on securities	(71)	8
Dividend income	3	0
Interest expense	(749)	(522)

Net (loss)	$ (4,749)	$ (6,022)

Net loss per share:
Basic and diluted	$(0.00)	$(0.00)

Weighted average shares outstanding:
Basic and diluted	5,696,800	5,696,800

The accompanying notes are an integral part of these financial statements.

4

SILVER PEARL ENTERPRISES, INC. STATEMENTS OF CASH FLOWS Three Months Ended March 31, 2010 and 2009 (Unaudited)

	Three Months Ended March 31, 2010		Three Months Ended March 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$	(4,749)	$	(6,022)
Adjustments to reconcile net deficit to cash used by operating activities:
Change in assets and liabilities:
Increase (Decrease) in Accounts Payable		(50)		136
CASH FLOWS USED IN OPERATING ACTIVITIES		(4,799)		(5,886)

CASH FLOWS USED IN INVESTING ACTIVITIES		0		0

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from line of credit		4,728		5,882
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES		4,728		5,882

NET INCREASE (DECREASE) IN CASH		(71)		(4)

Cash, beginning of period		454		150
Cash, end of period		$383		$146

SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid		$749		$522
Income taxes paid		$0		$0

The accompanying notes are an integral part of these financial statements.

5

SILVER PEARL ENTERPRISES, INC.
NOTES TO FINANCIAL STATEMENTS
March 31, 2010

NOTE 1 – NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities, History and Organization

Silver Pearl Enterprises, Inc. (the “Company”) operated as a retailer of furniture and framed art until August of 2007 when it sold its assets due to continuing losses. The Company is now looking for an acquisition candidate. The Company is located in Rockwall, Texas and was incorporated on May 4, 2004, under the laws of the State of Texas.

As discussed in Note 2, the Company sold all of their operating assets during 2007 in exchange for a note receivable.

Significant Accounting Policies

The Company’s management selects accounting principles generally accepted in the United States of America and adopts methods for their application.  The application of accounting principles requires the estimating, matching and timing of revenue and expense.  The accounting policies used conform to generally accepted accounting principles which have been consistently applied in the preparation of these financial statements.

The financial statements and notes are representations of the Company’s management which is responsible for their integrity and objectivity. Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud.  The Company's system of internal  accounting control is designed to assure, among other items, that  1) recorded  transactions  are valid;  2) valid  transactions  are recorded;  and  3) transactions  are  recorded in the proper  period in a timely  manner to produce financial  statements which present fairly the financial  condition,  results of operations  and cash  flows of the  Company  for the  respective  periods  being presented.

FASB Accounting Standards Codification

In June 2009, the Financial Accounting Standards Board (“FASB”) issued new guidance concerning the organization of authoritative guidance under U.S. Generally Accepted Accounting Principles (“GAAP”). This new guidance created the FASB Accounting Standards Codification (“Codification”).  The Codification has become the source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. The Codification became effective for the Company in its quarter ended September 30, 2009. As the Codification is not intended to change or alter existing U.S. GAAP, it did not have any impact on the Company’s consolidated financial statements. On its effective date, the Codification superseded all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative.

6

Basis of Presentation

The Company prepares its financial statements on the accrual basis of accounting.

Cash and Cash Equivalents

Cash and cash equivalents includes cash in bank with original maturities of three months or less are stated at cost which approximates market value, which in the opinion of management, are subject to an insignificant risk of loss in value.

Fair Value of Financial Instruments

In accordance with the reporting requirements of Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements ” (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157, “Disclosures About Fair Value of Financial Instruments ”), the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this statement and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments.  At March 31, 2010, the Company did not have any financial instruments other than cash and cash equivalents.

Inventory

Inventory was comprised of goods purchased for resale; therefore, the Company had no raw materials or work in process.  The Company uses the specific identification and FIFO (“First In, First Out”) methods for inventory tracking and valuation.  Inventory is stated at the lower of cost or market value.

Revenue Recognition

The Company recognizes revenue from the sale of products in accordance with ASC 605-15 “Revenue Recognition ”, (formerly Staff Accounting Bulletin No. 104 (“SAB 104”), " Revenue Recognition in Financial Statements ”).   Revenue will be recognized only when all of the following criteria have been met:

• Persuasive evidence of an arrangement exists;
• Ownership and all risks of loss have been transferred to buyer, which is generally upon shipment;
• The price is fixed and determinable; and
• Collectability is reasonably assured.

7

All inventory is picked up by the customer or shipped to customers FOB shipping point.  The risk of loss transfers to the customer at the time of pick up or shipment.  Currently all revenue is generated from the sale of products and no revenue is earned from services rendered.

Revenue is recorded net any of sales taxes charged to customers.

Cost of Goods Sold

Cost of Goods Sold includes direct material costs and incoming and outgoing freight.

Advertising Costs

The Company incurred $0 and $0 advertising costs for the three months ended March 31, 2010 and 2009, respectively.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents. The Company places its cash and cash equivalents with highly-rated financial institutions, limits the amount of credit exposure with any one financial institution and conducts ongoing evaluation of the credit worthiness of the financial institutions with which it does business.

Income Taxes

Income from the corporation is taxed at regular corporate rates per the Internal Revenue Code.  There are no provisions for current taxes due to net available operating losses.

Earnings Per Share

Earnings (loss) per share (EPS) (basic) is calculated by dividing the net income (loss) by the weighted average number of common shares outstanding for the period covered.  As the Company has no potentially dilutive securities, diluted earnings (loss) per share (diluted) is equal to earnings (loss) per share (basic).

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

8

NOTE 2 – SALE OF ASSETS

On August 31, 2007, the Company sold all of their operating assets, including all inventory and fixed assets.  The purchaser also assumed certain operating liabilities.  A loss of $46,384 was recognized on the sale.

The Company received a $47,953 note receivable in exchange for the assets. During 2008, the Company determined that the note was uncollectible, and was written off.  A loss of $48,672 was recognized on the write-off, which included accrued interest of $719. Interest income of $2,877 was recognized in 2008 before the note was written off.

NOTE 3 – DUE TO RELATED PARTY

At March 31, 2010 and 2009, the Company owed $16,500 in rent to Dynacap Holdings Ltd., LLC (“Dynacap”).  A shareholder who is also the spouse of the Company’s Chief Executive Officer, is also a member of Dynacap.

The Company’s Line of Credit is held by an entity controlled by the Chief Executive Officer’s spouse.

NOTE 4 – LINE OF CREDIT-RELATED PARTY

The Company entered into an amended and restated revolving credit arrangement on March 1, 2005 with a credit limit of $50,000, which was payable on demand.  The line of credit was extended by an entity that is controlled by the CEO’s spouse.   In 2009, the credit limit was increased to $75,000 and is now due on April 1, 2011.   Collateral for the loan includes all of the assets and business interests, as well as all of the common stock that the Chief Executive Officer and Chief Financial Officer own (4,000,000 shares).  The loan has an interest rate of 5% per annum.  Upon the occurrence of an event of default, Lender may attach and apply any profits accrued by the Company, to cure the default or to apply on account of any indebtedness under the revolving credit arrangement due and owing.  At March 31, 2010, the balance owed on the revolving credit arrangement was $63,445 of which $3,221 is accrued interest.

NOTE 5 – EQUITY

The Company is authorized to issue 20,000,000 preferred shares at a par value of $0.001 per share.   At March 31, 2010, no shares were outstanding.

The Company is authorized to issue 50,000,000 common shares at a par value of $0.001 per share. These shares have full voting rights.  At March 31, 2010, there were 5,696,800 shares outstanding.

The Company does not have any stock option plans or stock warrants.

9

NOTE 6 – INCOME TAXES

The Company has adopted ASC 740-10 “Income Taxes”, (formerly FASB Interpretation No. 48, “ Accounting for Uncertainty in Income Taxes ” (“FIN 48”), which supplemented SFAS No. 109, “ Accounting for Income Taxes ” (“SFAS No. 109”)), by defining the confidence level that a tax position must meet in order to be recognized in the financial statements.   The Interpretation requires that the tax effects of a position be recognized only it if is “more-likely-than-not” to be sustained based solely on its technical merits as of the reporting date.  The more-likely-than-not threshold represents a positive assertion by management that a company is entitled to the economic benefits of a tax position.  If a tax position is not considered more-likely-than-not to be sustained based solely on its technical merits, no benefits of the tax position are to be recognized.  Moreover, the more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of a benefit.  With the adoption of FIN 48, companies are required to adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained.  Any necessary adjustment would be recorded directly to retained earnings and reported as a change in accounting principle.

The Company’s deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carry forwards.  For Federal income tax purposes, the Company uses the cash basis of accounting, whereas the accrual basis is used for financial reporting purposes.  In addition, certain assets are charged to expense when acquired under Section 179 of the Internal Revenue Code for income tax purposes.

The Company provided a full valuation allowance on the net deferred tax asset, consisting primarily of net operating loss carryforwards, because management has determined that it is more-likely-than-not that the Company will not earn income sufficient to realize the deferred tax assets during the carry forward period.   The cumulative tax effect at the expected tax rate of 25% of significant items comprising the Company’s net deferred tax amounts as of  March 31, 2010 and December 31, 2009 are as follows:

	March 31, 2010	December 31, 2009
Deferred tax assets attributable to:
Prior years	$169,064	$164,651
Tax benefit (liability) for current year	1,087	4,413
Total Deferred Tax Benefit	$170,151	$169,064
Valuation Allowance	(170,151)	(169,064)
Net Deferred Tax Benefit	$0	$0

The realization of deferred tax benefits is contingent upon future earnings and is fully reserved at March 31, 2010.

10

NOTE 7 – COMMITMENTS AND CONTINGENCIES

The lease for the Company’s retail space expired in July 2007 and was not renewed.   The Company does not have any future minimum rental obligations or any other commitments as of March 31, 2010.

Rent expense was $0 for both periods ended March 31, 2010 and 2009.

NOTE 8 – FINANCIAL CONDITION AND GOING CONCERN

The Company has an accumulated deficit through March 31, 2010 totaling $666,612 and had negative working capital of $42,017.   Because of this accumulated deficit, the Company will require additional working capital to develop its business operations.  The Company intends to raise additional working capital either through private placements, public offerings, bank financing or by being acquired.  There are no assurances that the Company will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support the Company’s working capital requirements.  To the extent that funds generated from any private placements, public offerings and/or bank financing are insufficient, the Company will have to raise additional working capital.  No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to the Company.  If adequate working capital is not available, the Company may not be able to continue its operations.

The Company sold all of its operating assets during 2007, and is not generating any revenue to offset continuing expenses to operate the Company.  The Company is currently seeking an acquisition candidate.   These conditions raise substantial doubt about the Company's ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 9 – RECENT ACCOUNTING PRONOUNCEMENTS

The FASB has recently issued the following guidance:

 SFAS No. 166:  "Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140", which was codified into ASC 860, which was effective for the Company as of January 1, 2010.

SFAS No. 167:  "Accounting for Transfers of Financial Assets", which was codified into ASC 810-10, which was be effective for the Company as of January 1, 2010.

FSP No. FAS 107-1 and APB 28-1:  “Interim Disclosures about Fair Value of Financial Instruments”, which was codified into ASC 825.

FSP No. FAS 115-2 and FAS 124-2:  “Recognition and Presentation of Other-Than-Temporary Impairments”, which was codified into ASC 320-10-65-4.

FSP No. FAS 157-4:   “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” , which was codified into ASC 820-10-65-4.

Management has reviewed these new standards and believes they will have no material impact on the financial statements of the Company.

NOTE 10 – SUBSEQUENT EVENTS

The FASB issued ASC 855-10 “Subsequent Events”,  (formerly SFAS No. 165, “Subsequent Events ,”) which establishes general standards for accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The pronouncement requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, whether that date represents the date the financial statements were issued or were available to be issued.     In conjunction with the preparation of these financial statements, an evaluation of subsequent events was performed through April 14,  2010, which is the date the financial statements were issued.    No reportable subsequent events were noted.

11

Item 2.  MANAGEMENT’S DISCUSSION AND ANALYSIS

This report contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results could differ materially from those set forth on the forward looking statements as a result of the risks set forth in the Company’s filings with the Securities and Exchange Commission, general economic conditions, and changes in the assumptions used in making such forward looking statements.

General

We were an independent retailer of home accessories, framed art and jewelry until August 31, 2007 when we sold our remaining inventory and fixed assets due to continuing losses. We now are looking for an acquisition candidate to add value for the benefit of our shareholders. As of the date of this filing, we have not entered into any definitive agreements with potential acquisition candidates.

RESULTS FOR THE FIRST QUARTER ENDED March 31, 2010

Our first quarter ended on March 31, 2010.

REVENUE.  We had no operations and, accordingly, no revenue in the three months ended March 31, 2010 and none for the three months ended March 31, 2009.

EXPENSES. Total expenses for the three months ended March 31, 2010 and 2009 were $3,932 and $5,508, respectively. All expenses we incurred were for audit and regulatory filing expenses and miscellaneous operating expenses.

OTHER INCOME (EXPENSE).  We had unrealized loss on our securities of $71 for the three months ended March 31, 2010 and a gain of $8 for the three months ended March 31, 2009.

We had dividend income of $3 and $0 for the three months ended March 31, 2010 and 2009, respectively.

 We had interest expense on our line of credit of $749 and $522 for the three months ended March 31, 2010 and 2008, respectively.

NET INCOME (LOSS). Net loss for the three months ended March 31, 2010 and 2009 was $4,749 and  $6,022, respectively.

LIQUIDITY AND CAPITAL RESOURCES. The company has limited liquidity and a negative working capital since it continued to incur losses since its inception. We are in the process of seeking an acquisition candidate to add value for the benefit of our shareholders.

Employees

As of March 31, 2010, the Company had one employee, its President, who is not compensated.

12

Item 3. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

We carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) as of March 31, 2010.  This evaluation was accomplished under the supervision and with the participation of our chief executive officer / principal executive officer, and chief financial officer / principal financial officer who concluded that our disclosure controls and procedures are not effective to ensure that all material information required to be filed in the quarterly Form 10-Q  has been made known to them.

For purposes of this section, the term disclosure controls and procedures means controls and other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the Act (15 U.S.C. 78a et seg.) is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  Disclosure, controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by in our reports filed under the Securities Exchange Act of 1934, as amended (the "Act") is accumulated and communicated to the issuer's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Based upon an evaluation conducted for the period ended March 31, 2010, our Chief Executive and Chief Financial Officer as of March 31, 2010 and as of the date of this Report, has concluded that as of the end of the periods covered by this report, we have identified the following material weakness of our internal controls:

•	Reliance upon independent financial reporting consultants for review of critical accounting areas and disclosures and material non-standard transaction.

•	Lack of sufficient accounting staff which results in a lack of segregation of duties necessary for a good system of internal control.

In order to remedy our existing internal control deficiencies, as our finances allow, we will hire additional accounting staff.

Changes in Internal Controls over Financial Reporting

We have not yet made any changes in our internal controls over financial reporting that occurred during the period covered by this report on Form 10-Q that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

13

PART II

Items No. 1, 2, 3, 4, 5 - Not Applicable.

Item No. 6 - Exhibits and Reports on Form 8-K

(a) None.

(b)   Exhibits

Exhibit
Number     Name of Exhibit

31.1            Certification of Chief Executive Officer, pursuant to Rule 13a-14(a) of the Exchange Act, as enacted by Section 302 of the Sarbanes-Oxley Act of 2002.

31.2            Certification of Chief Financial Officer, pursuant to Rule 13a-14(a) of the Exchange Act, as enacted by Section 302 of the Sarbanes-Oxley Act of 2002.

32.1            Certification of Chief Executive Officer and Chief Financial Officer, pursuant to 18 United States Code Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILVER PEARL ENTERPRISES, INC.

By /s/ Denise Smith
Denise Smith, President, CFO

Date: April 13, 2010

14

APPENDIX F

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended December 31, 2009

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Transition Period from __________ to ___________

SILVER PEARL ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51750	45-0538522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1541 E Interstate 30, Rockwall, Texas	75087
(Address of Principal Executive Offices)	(Zip Code)

 (Registrant’s telephone number, including area code): 972-722-4411

Securities registered pursuant to Section 12(b) of the Act:  NONE
Securities registered pursuant to Section 12(g) of the Act:  Common Stock

Indicate by a check mark if the registrant is a well-known seasoned issuer, as defined by Rule 405 of the Securities Act.  Yes ☐  No ☒

Indicate by a check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Securities Act.  Yes ☐  No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the past 12 months and (2) has been  subject to such filing  requirement  for the past  90days.  Yes ☒   No ☐.

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (s229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days:.  Yes ☒  No ☐.

Large Accelerated Filer ☐	Accelerated Filer ☐
Non-Accelerated Filer ☐	Smaller Reporting Company ☒

Indicate by a check mark whether the company is a shell company (as defined by Rule 12b-2 of the Exchange Act:  Yes ☒   No ☐.

Indicate the number of  Shares outstanding of each of the Registrant’s classes of common stock, as of the latest practicable date. As of February 26, 2010, the Registrant had 5,696,800 shares of common stock outstanding.

1

TABLE OF CONTENTS

PART I

ITEM 1	Description of Business
ITEM 2.	Description of Property
ITEM 3.	Legal Proceedings
ITEM 4.	Submission of Matters to a Vote of Security Holders

PART II

ITEM 5.	Market for Registrant’s Common Equity and Related Stockholders Matters
ITEM 6.	Selected Financial Data
ITEM 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operation
ITEM 8.	Financial Statements and Supplementary Data
ITEM 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
ITEM 9A.	Controls and Procedures
ITEM 9B.	Other Information

PART III

ITEM 10.	Directors, Executive Officers and Corporate Government
ITEM 11.	Executive Compensation
ITEM 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
ITEM 13.	Certain Relationships and Related Transactions, and Director Independence
ITEM 14.	Principal Accounting Fees and Services

PART IV

ITEM 15.	Exhibits and Financial Statement Schedules

EXHIBIT INDEX
Exhibit 31.1	Certification of Chief Executive Officer, pursuant to Rule 13a-14(a) of the Exchange Act, as enacted by Section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 31.2	Certification of Chief Financial Officer, pursuant to Rule 13a-14(a) of the Exchange Act, as enacted by Section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 32.1	Certification of Chief Executive Officer and Chief Financial Officer, pursuant to 18 United States Code Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

2

PART I.

FORWARD-LOOKING STATEMENTS

This annual report on Form 10-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, which we refer to in this annual report as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, which we refer to in this annual report as the Exchange Act. Forward-looking statements are not statements of historical fact but rather reflect our current expectations, estimates and predictions about future results and events. These statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this annual report. Factors that can cause or contribute to these differences include those described under the headings “Risk Factors” and “Management Discussion and Analysis and Plan of Operation.”

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statement you read in this annual report reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph. You should specifically consider the factors identified in this annual report which would cause actual results to differ before making an investment decision. We are under no duty to update any of the forward-looking statements after the date of this annual report or to conform these statements to actual results.

ITEM 1.   DESCRIPTION OF BUSINESS

We were incorporated on May 4, 2004 in the State of Texas as Silver Pearl Enterprises, Inc. in order to sell furniture and decorating accessories for both residential and commercial uses. For the first part of the 2007, we purchased our furniture through companies that import directly from manufacturers in China, and some decorating items from local importers and distributors. We ceased operations at the end of August 2007 and sold substantially all our assets.

Sales in 2008 and 2009 were $0 and $0, respectively.

ITEM 2.   DESCRIPTION OF PROPERTY

We share an office with the President, at no charge to the Company, since we have no operations.

ITEM  3.   LEGAL PROCEEDINGS

The company is not involved in any legal proceedings.

ITEM 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company did not submit any matters to a vote to the security holders during 2009.

3

PART II

ITEM 5.   MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDERS’ MATTERS

The common stock is currently quoted on the NASDAQ bulletin board under the symbol “SVPE.”

The following table sets forth the quarterly high and low bid prices for the Common Stock for 2009.  The prices set forth below represent interdealer quotations, without retail markup, markdown or commission and may not be reflective of actual transactions.

Fiscal 2009	High	Low
First Quarter	$0.15	$0.15
Second Quarter	$0.15	$0.15
Third Quarter	$0.15	$0.15
Fourth Quarter	$0.15	$0.15

Shareholders

As of December 31, 2009, there were approximately 89 record holders of the Common Stock. This number excludes any estimate by the Company of the number of beneficial owners of shares held in street name, the accuracy of which cannot be guaranteed.

Dividends

The Company has not paid cash dividends on any class of common equity since formation and the Company does not anticipate paying any dividends on its outstanding common stock in the foreseeable future.

Warrants

The Company has no warrants outstanding.

ITEM 6.   SELECTED FINANCIAL DATA

Not required.

ITEM 7.   MANAGEMENT DISCUSSIONS AND ANALYSIS OR PLAN OF OPERATION

EXECUTIVE SUMMARY

4

The Company sold its operating assets in 2007 and did not generative any revenue in 2009 or 2008.   We are currently focused on finding an acquisition candidate.   The Company’s operating expenses relate primarily to compliance with maintaining our listing.

SUMMARY OF 2009

In 2009 and in 2008, we were focused on finding an acquisition candidate.

Results for the Period Ended December 31, 2009

Revenues for the twelve months ended December 31, 2009 were $-0- compared to $-0- for the twelve months ended December 31, 2008.

Cost of goods sold were $-0- for 2009 and $-0- for 2008, thus giving us a gross profit of $-0- for both 2009 and 2008.

Total operating expenses for the period were $15,492 for 2009 and $14,113 for 2008.  The expenses were to maintain the corporation which almost wholly relates to audits and compliance with maintaining our listing.

Total other income/expense included interest expense, loss from write off of note receivable, dividend income and interest income.

We incurred interest expense on our line of credit which was $2,473 in 2009 and $1,768 in 2008.

In 2007 we sold substantially all our assets and took a note for that sale. In 2007 we recorded a $46,384 loss on that sale. In 2008,  we wrote off the note due to the uncertainty of collection and recorded a loss on the write off of $48,672.

Net loss for the twelve months ended December 31, 2009 was $17,652 compared to the loss for 2008 of $61,841. The loss in 2008 included the write off of the note receivable of $48,672.

The Company is now focused on finding an acceptable acquisition or merger candidate. As of the date of this 10-K, we have not entered into any discussions or negotiations with any company, whether formal or informal.

Future Financial Condition

As discussed above in the Executive Overview the Company is seeking merger candidates, as the Company has sold all of its operating assets.

ITEM 7A.   QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable

5

ITEM 8.   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Incorporated in this filing are the following financial statements:

Report of Independent Registered Public Accounting Firm

Balance Sheets as of December 31, 2009 and 2008

Statements of Operations for the Years Ended December 31, 2009 and 2008

Statement of Changes in Stockholders’ Equity For the Years Ended December 31, 2009 and 2008

Statements of Cash Flows For the Years Ended December 31, 2009 and 2008

Notes to the Financial Statements

ITEM 9.   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANICAL DISCLOSURES

None.

ITEM 9A.   CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

We carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) as of December 31, 2009.  This evaluation was accomplished under the supervision and with the participation of our chief executive officer / principal executive officer, and chief financial officer / principal financial officer who concluded that our disclosure controls and procedures are not effective to ensure that all material information required to be filed in the annual report on Form 10-K has been made known to them.

For purposes of this section, the term disclosure controls and procedures means controls and other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the Act (15 U.S.C. 78a et seg.) is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  Disclosure, controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by in our reports filed under the Securities Exchange Act of 1934, as amended (the "Act") is accumulated and communicated to the issuer's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

6

Based upon an evaluation conducted for the period ended December 31, 2009, our Chief Executive and Chief Financial Officer as of December 31, 2009 and as of the date of this report, has concluded that as of the end of the periods covered by this report, we have identified the following material weaknesses in our internal controls:
•	Reliance upon financial reporting consultants for review of critical accounting areas and disclosures and material non-standard transactions.

•	Lack of sufficient accounting staff which results in a lack of segregation of duties necessary for a good system of internal control.

In order to remedy our existing internal control deficiencies, as our finances allow, we will hire additional accounting staff.

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act. Our internal control system was designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes, in accordance with generally accepted accounting principles in the United States of America.  Our internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of inherent limitations, a system of internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate due to change in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management conducted an evaluation of the effectiveness of our internal control over financial reporting using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework at December 31, 2009.   Based on its evaluation, our management concluded that, as of December 31, 2009, our internal control over financial reporting was not effective because of: 1) Our reliance upon independent financial reporting consultants for review of critical accounting areas and disclosures and material non-standard transaction; and 2) a lack of sufficient accounting staff which results in a lack of segregation of duties necessary for a good system of internal control.  A material weakness is a deficiency, or a combination of control deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to the attestation by the Company’s registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management’s report in this annual report.

Changes in Internal Controls over Financial Reporting

We have not yet made any changes in our internal controls over financial reporting that occurred during the period covered by this report on Form 10-K that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

7

PART III.

ITEM 10.   DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

As of December 31, 2009, the following persons or entities serve as directors and officers of the Company.

Denise D. Smith	53	Chief Executive Officer, President, Chief Financial Officer and Director

Denise D. Smith. Ms. Smith graduated from Oklahoma State University with a degree in Advertising and Public Relations. She held various sales positions selling advertising for brochures, magazines and a television station. These positions required her to interact with business owners and help them develop an advertising and marketing plan for their business and working with local and national advertising agencies in selling advertising for their clients. This entailed describing the different advertising avenues which gave her an expertise in the advertising and marketing area. She also was required to develop territories and generate new business for her employers. After working successfully in these sales positions she took time to raise a family. Since June 4, 2004, she has been the sole officer and director of Silver Pearl Enterprises, Inc.

ITEM 11.   EXECUTIVE COMPENSATION

Our executive officer received $-0- in 2009 and $-0- in 2008 in cash and non-cash compensation and benefits.

ITEM 12.   SECURITY OWNERSHIP OF MANANGEMENT AND BENEFICIAL OWNERS

As of December 31, 2009 the following persons are known to the Company to own 5% or more of the Company's voting stock:

Title / relationship to Issuer	Name of Owner	Amount owned before offering	Percent
President, Secretary and Director	Denise D. Smith	4,000,000	70.22%

Shareholder	Art Xpectations, LLC	400,000	7.02%

Shareholder	VMP Enterprises, LLC	360,000	6.32%

Shareholder	TriPoint Capital Advisors, LLC	480,000	8.43%

All officers, directors and 5% shareholders as a group		5,240,000	91.99%

8

ITEM 13.   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

There were no related transactions, with the exception of amounts owed to entities controlled by the Company’s spouse, as discussed in Notes 3 and 4 in our audited financial statements.

As of the date of this filing, there are no agreements or proposed transactions, whether direct or indirect, with anyone, but more particularly with any of the following:

A director or officer of the issuer;
Any principal security holder;
Any promoter of the issuer; or
Any relative or spouse, or relative of such spouse, of the above referenced persons.

ITEM 14.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

(1)  AUDIT FEES

The aggregate fees billed for professional services rendered by our auditors, for the audit of the registrant's annual financial statements of the financial statements included in the registrant's Form 10-K and review of the financials included in the Form 10-Q’s or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2009 and 2008 was $11,075 and $9,500 respectively.

(2)  AUDIT-RELATED FEES

NONE

(3)  TAX FEES

NONE

(4)  ALL OTHER FEES

NONE

(5)  AUDIT COMMITTEE POLICIES AND PROCEDURES

The Securities and Exchange Commission has adopted rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 requiring public companies to disclose information about “audit committee financial experts.”  As of the date of this Annual report, we do not have a standing Audit Committee .    The functions of the Audit Committee are currently assumed by our Board of Directors.  Additionally, we do not have a member of our Board of Directors that qualifies as an “audit committee financial expert.”  For that reason, we do not have an audit committee financial expert.

9

(6)  If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

ITEM 15.   EXHIBITS, FINANICAL STATEMENT SCHEDULES

(a)   None.

(b)  The company filed the following Form 8-K’s in 2009.

None.

(c)  Exhibits

No.	Description
31.1	Certification of the Company’s Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2	Certification of the Company’s Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1	Certification of the Company’s Principal Executive Officer and Principal Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted to Section 906 of the Sarbanes-Oxley Act of 2002.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Management of
Silver Pearl Enterprises, Inc.
Rockwall, Texas

We have audited the accompanying balance sheets of Silver Pearl Enterprises, Inc. as of December 31, 2009 and 2008,  and the related statements of operations, cash flows and stockholders’ equity for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

We were not engaged to examine management’s assertion about the effectiveness of Silver Pearl Enterprises, Inc.’s internal control over financial reporting as of December 31, 2009 and 2008 and, accordingly, we do not express an opinion thereon.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Silver Pearl Enterprises, Inc. as of December 31, 2009 and 2008 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 8 to the financial statements, the Company has sold all of their assets, suffered significant losses and will require additional capital to develop its business until the Company either (1) achieves a level of revenues adequate to generate sufficient cash flows from operations; or (2) obtains additional financing necessary to support its working capital requirements.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 8.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  The Hall Group
The Hall Group, CPAs
Dallas, Texas

February 24, 2010

11

SILVER PEARL ENTERPRISES, INC. Balance Sheets December 31, 2009 and 2008

	2009	2008
ASSETS
Current Assets
Cash and Cash Equivalents	$454	$150
Total Current Assets	454	150

TOTAL ASSETS	$454	$150

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts Payable	$25,950	$25,732
Due to Related Parties	16,500	16,500
Revolving Line of Credit – Related Party	0	40,979
Total Current Liabilities	42,450	83,211

Long Term Liabilities
Revolving Line of Credit – Related Party	58,717	0
Total Long Term Liabilities	58,717	0

Total Liabilities	$101,167	$83,211

Stockholders' Equity (Deficit)
Preferred Stock, $.001 par value, 20,000,000 shares authorized, -0- and -0- shares issued and outstanding	0	0
Common stock, $.001 par value, 50,000,000 shares authorized, 5,696,800 and 5,696,800 shares issued and outstanding	5,697	5,697
Additional Paid-In Capital	555,453	555,453
Retained Earnings (Deficit)	(661,863)	(644,211)
Total Stockholders’ Equity (Deficit)	(100,713)	(83,061)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$454	$150

The accompanying notes are an integral part of these financial statements.

12

SILVER PEARL ENTERPRISES, INC. Statements of Operations For the Years Ended December 31, 2009 and 2008

	2009	2008

REVENUES	$0	$0
COST OF SALES	0	0
GROSS PROFIT	0	0

OPERATING EXPENSES
General and Administrative	15,492	14,113
TOTAL OPERATING EXPENSES	15,492	14,113

NET OPERATING INCOME (LOSS)	(15,492)	(14,113)

OTHER INCOME (EXPENSE)
Interest Income	0	2,877
Dividend Income	8	0
Interest Expense	(2,473)	(1,768)
Unrealized Gain (Loss) on Marketable Securities	305	(165)
Loss on Write-Off of Note Receivable	0	(48,672)

TOTAL OTHER INCOME (EXPENSE)	(2,160)	(47,728)
NET INCOME (LOSS) BEFORE INCOME TAXES	(17,652)	(61,841)

Provision for Income Taxes (Expense) Benefit	0	0

NET INCOME (LOSS)	$(17,652)	$(61,841)

EARNINGS PER SHARE, Basic and Diluted

Weighted Average of Outstanding Shares	5,696,800	5,696,800
Income (Loss) for Common Stockholders	$(0.00)	$(0.01)

The accompanying notes are an integral part of these financial statements.

13

SILVER PEARL ENTERPRISES, INC. Statement of Changes in Stockholders’ Equity For the Years Ended December 31, 2009 and 2008

	Common		Additional Paid-In	Retained Earnigns
	Shares	Amount	Capital	(Deficit)	Totals

Stockholders’ Equity (Deficit) at January 1, 2008	5,696,800	$5,697	$555,453	$(582,370)	$(21,220)

2008 Net Loss				(61,841)	(61,841)

Stockholders’ Equity (Deficit) at December 31, 2008	5,696,800	5,697	555,453	(644,211)	(83,061)

2009 Net Loss				(17,652)	(17,652)

Stockholders’ Equity (Deficit) at December 31, 2009	5,696,800	$5,697	$555,453	$(661,863)	$(100,713)

The accompanying notes are an integral part of these financial statements.

14

SILVER PEARL ENTERPRISES, INC. Statements of Cash Flows For the Years Ended December 31, 2009 and 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$(17,652)	$(61,841)
Adjustments to reconcile net loss to net cash used by operating activities:
Loss on Write-Off of Note Receivable	0	48,672
(Decrease) Increase in Accounts Payable	218	398
Net Cash (Used) by Operating Activities	(17,434)	(12,771)

CASH FLOWS USED FROM INVESTING ACTIVITIES
Net Cash Provided by (Used) in Investing Activities	0	0

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Line of Credit	17,738	12,777
Payments on Note Payable	0	(719)
Net Cash Provided by Financing Activities	17,738	12,058

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	304	(713)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	150	863
CASH AND CASH EQUIVALENTS AT END OF YEAR	$454	$150

SUPPLEMENTAL DISCLOSURES
Cash Paid During the Year for Interest Expense	$0	$0

The accompanying notes are an integral part of these financial statements.

15

SILVER PEARL ENTERPRISES, INC. Notes to the Financial Statements December 31, 2009 and 2008

NOTE 1 – NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Activities, History and Organization

Silver Pearl Enterprises, Inc. (the “Company”) operated as a retailer of furniture and framed art until August of 2007 when it sold its assets due to continuing losses. The Company is now looking for an acquisition candidate. The Company is located in Rockwall, Texas and was incorporated on May 4, 2004, under the laws of the State of Texas.

As discussed in Note 2, the Company sold all of their operating assets during 2007 in exchange for a note receivable.

Significant Accounting Policies

The Company’s management selects accounting principles generally accepted in the United States of America and adopts methods for their application.  The application of accounting principles requires the estimating, matching and timing of revenue and expense.  The accounting policies used conform to generally accepted accounting principles which have been consistently applied in the preparation of these financial statements.

The financial statements and notes are representations of the Company’s management which is responsible for their integrity and objectivity. Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud.  The Company's system of internal  accounting control is designed to assure, among other items, that  1) recorded  transactions  are valid;  2) valid  transactions  are recorded;  and  3) transactions  are  recorded in the proper  period in a timely  manner to produce financial  statements which present fairly the financial  condition,  results of operations  and cash  flows of the  Company  for the  respective  periods  being presented.

FASB Accounting Standards Codification

In June 2009, the Financial Accounting Standards Board (“FASB”) issued new guidance concerning the organization of authoritative guidance under U.S. Generally Accepted Accounting Principles (“GAAP”). This new guidance created the FASB Accounting Standards Codification (“Codification”).  The Codification has become the source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. The Codification became effective for the Company in its quarter ended September 30, 2009. As the Codification is not intended to change or alter existing U.S. GAAP, it did not have any impact on the Company’s consolidated financial statements. On its effective date, the Codification superseded all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative.

Basis of Presentation

The Company prepares its financial statements on the accrual basis of accounting.

16

Cash and Cash Equivalents

Cash and cash equivalents includes cash in bank with original maturities of three months or less are stated at cost which approximates market value, which in the opinion of management, are subject to an insignificant risk of loss in value.

Fair Value of Financial Instruments

In accordance with the reporting requirements of Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements ” (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157, “Disclosures About Fair Value of Financial Instruments ”), the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this statement and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. At December 31, 2009, the Company did not have any financial instruments other than cash and cash equivalents.

Inventory

Inventory was comprised of goods purchased for resale; therefore, the Company had no raw materials or work in process.  The Company uses the specific identification and FIFO (“First In, First Out”) methods for inventory tracking and valuation.  Inventory is stated at the lower of cost or market value.

Revenue Recognition

The Company recognizes revenue from the sale of products in accordance with ASC 605-15 “Revenue Recognition ”, (formerly Staff Accounting Bulletin No. 104 (“SAB 104”), " Revenue Recognition in Financial Statements ”).   Revenue will be recognized only when all of the following criteria have been met:

●	Persuasive evidence of an arrangement exists;
●	Ownership and all risks of loss have been transferred to buyer, which is generally upon shipment;
●	The price is fixed and determinable; and
●	Collectability is reasonably assured.

All inventory is picked up by the customer or shipped to customers FOB shipping point.  The risk of loss transfers to the customer at the time of pick up or shipment.  Currently all revenue is generated from the sale of products and no revenue is earned from services rendered.

Revenue is recorded net any of sales taxes charged to customers.

Cost of Goods Sold

Cost of Goods Sold includes direct material costs and incoming and outgoing freight.

Advertising Costs

The Company incurred $0 and $0 advertising costs for the years ended December 31, 2009 and 2008, respectively.

17

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents. The Company places its cash and cash equivalents with highly-rated financial institutions, limits the amount of credit exposure with any one financial institution and conducts ongoing evaluation of the credit worthiness of the financial institutions with which it does business.

Income Taxes

Income from the corporation is taxed at regular corporate rates per the Internal Revenue Code.  There are no provisions for current taxes due to net available operating losses.

Earnings Per Share

Earnings (loss) per share (EPS) (basic) is calculated by dividing the net income (loss) by the weighted average number of common shares outstanding for the period covered.  As the Company has no potentially dilutive securities, diluted earnings (loss) per share (diluted) is equal to earnings (loss) per share (basic).

Recent Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 – SALE OF ASSETS

On August 31, 2007, the Company sold all of their operating assets, including all inventory and fixed assets.  The purchaser also assumed certain operating liabilities.  A loss of $46,384 was recognized on the sale.

The Company received a $47,953 note receivable in exchange for the assets. During 2008, the Company determined that the note was uncollectible, and was written off.  A loss of $48,672 was recognized on the write-off, which included accrued interest of $719. Interest income of $2,877 was recognized in 2008 before the note was written off.

NOTE 3 – DUE TO RELATED PARTY

At December 31, 2009 and 2008, the Company owed $16,500 in rent to Dynacap Holdings Ltd., LLC (“Dynacap”).  A shareholder who is also the spouse of the Company’s Chief Executive Officer, is also a member of Dynacap.

The Company’s Line of Credit is held by an entity controlled by the Chief Executive Officer’s spouse.

18

NOTE 4 – LINE OF CREDIT-RELATED PARTY

The Company entered into an amended and restated revolving credit arrangement on March 1, 2005 with a credit limit of $50,000, which was payable on demand.  The line of credit was extended by an entity that is controlled by the CEO’s spouse.   In 2009, the credit limit was increased to $75,000 and is now due on April 1, 2011.   Collateral for the loan includes all of the assets and business interests, as well as all of the common stock that the Chief Executive Officer and Chief Financial Officer own (4,000,000 shares).  The loan has an interest rate of 5% per annum.  Upon the occurrence of an event of default, Lender may attach and apply any profits accrued by the Company, to cure the default or to apply on account of any indebtedness under the revolving credit arrangement due and owing.  At December 31, 2009, the balance owed on the revolving credit arrangement was $58,717, of which $2,473 is interest accrued during the year ended December 31, 2009.

NOTE 5 – EQUITY

The Company is authorized to issue 20,000,000 preferred shares at a par value of $0.001 per share.   At December 31, 2009, no shares were outstanding.

The Company is authorized to issue 50,000,000 common shares at a par value of $0.001 per share. These shares have full voting rights.  At December 31, 2009, there were 5,696,800 shares outstanding.

The Company does not have any stock option plans or stock warrants.

NOTE 6 – INCOME TAXES

The Company has adopted ASC 740-10 “Income Taxes”, (formerly FASB Interpretation No. 48, “ Accounting for Uncertainty in Income Taxes ” (“FIN 48”), which supplemented SFAS No. 109, “ Accounting for Income Taxes ” (“SFAS No. 109”)), by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. The Interpretation requires that the tax effects of a position be recognized only it if is “more-likely-than-not” to be sustained based solely on its technical merits as of the reporting date.  The more-likely-than-not threshold represents a positive assertion by management that a company is entitled to the economic benefits of a tax position.  If a tax position is not considered more-likely-than-not to be sustained based solely on its technical merits, no benefits of the tax position are to be recognized.  Moreover, the more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of a benefit.  With the adoption of FIN 48, companies are required to adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained.  Any necessary adjustment would be recorded directly to retained earnings and reported as a change in accounting principle.

The Company’s deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carry forwards.  For Federal income tax purposes, the Company uses the cash basis of accounting, whereas the accrual basis is used for financial reporting purposes.  In addition, certain assets are charged to expense when acquired under Section 179 of the Internal Revenue Code for income tax purposes.

19

The Company provided a full valuation allowance on the net deferred tax asset, consisting primarily of net operating loss carryforwards, because management has determined that it is more-likely-than-not that the Company will not earn income sufficient to realize the deferred tax assets during the carry forward period.   The cumulative tax effect at the expected tax rate of 25% of significant items comprising the Company’s net deferred tax amounts as of  December 31, 2009 and 2008 are as follows:

	2009	2008
Deferred tax assets attributable to:
Prior years	$164,651	$149,191
Tax benefit (liability) for current year	4,413	15,460
Total Deferred Tax Benefit	$169,064	$164,651
Valuation Allowance	(169,064)	(164,651)
Net Deferred Tax Benefit	$0	$0

The realization of deferred tax benefits is contingent upon future earnings and is fully reserved at December 31, 2009.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

The lease for the Company’s retail space expired in July 2007 and was not renewed.   The Company does not have any future minimum rental obligations or any other commitments as of December 31, 2009.

Rent expense was $0 for both years ended December 31, 2009 and 2008.

NOTE 8 – FINANCIAL CONDITION AND GOING CONCERN

The Company has an accumulated deficit through December 31, 2009 totaling $661,863 and had negative working capital of $100,714. Because of this accumulated deficit, the Company will require additional working capital to develop its business operations. The Company intends to raise additional working capital either through private placements, public offerings and/or bank financing. There are no assurances that the Company will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support the Company’s working capital requirements. To the extent that funds generated from any private placements, public offerings and/or bank financing are insufficient, the Company will have to raise additional working capital. No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to the Company. If adequate working capital is not available, the Company may not be able to continue its operations.

The Company sold all of its operating assets during 2007, and is not generating any revenue to offset continuing expenses to operate the Company. The Company is currently seeking an acquisition candidate. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 9 – RECENT ACCOUNTING PRONOUNCEMENTS

In 2009, the FASB issued the following guidance:

SFAS No. 166:  "Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140", which was codified into ASC 860, which be effective for the Company as of January 1, 2010.

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SFAS No. 167:  "Accounting for Transfers of Financial Assets", which was codified into ASC 810-10, which will be effective for the Company as of January 1, 2010.

FSP No. FAS 107-1 and APB 28-1:  “Interim Disclosures about Fair Value of Financial Instruments”, which was codified into ASC 825.

FSP No. FAS 115-2 and FAS 124-2:  “Recognition and Presentation of Other-Than-Temporary Impairments”, which was codified into ASC 320-10-65-4.

FSP No. FAS 157-4:   “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” , which was codified into ASC 820-10-65-4.

Management has reviewed these new standards and believes they will have no material impact on the financial statements of the Company.

NOTE 10 – SUBSEQUENT EVENTS

The FASB issued ASC 855-10 “Subsequent Events”,  (formerly SFAS No. 165, “Subsequent Events ,”) which establishes general standards for accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The pronouncement requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, whether that date represents the date the financial statements were issued or were available to be issued.     In conjunction with the preparation of these financial statements, an evaluation of subsequent events was performed through March 2, 2010, which is the date the financial statements were issued.  No reportable subsequent events were noted.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Annual Report on Form 10-K to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER PEARL ENTERPRISES, INC.

By:	/s/ Denise D. Smith
Denise D.Smith
Chief Executive Officer and Chief Financial Officer

Dated: March 3, 2010

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EXHIBIT 31.1

CHIEF EXECUTIVE OFFICER CERTIFICATION

I, Denise D. Smith, certify that:

1. I have reviewed this report on Form 10-K of Silver Pearl Enterprises, Inc.

2. Based on my knowledge, this  report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended  report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I am  responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 (e) and 15d-15(e) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the  period in which this report is being prepared;

b)
Designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures  and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

d)
Disclosed in this report any change to the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an  report) that has materially affected, or is reasonably  likely to materially affect, the registrant's internal controls over financial reporting; and

5. I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: March 3, 2010

/s/ Denise D. Smith

Denise D. Smith
                President and Chief Executive Officer

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EXHIBIT 31.2

CHIEF FINANCIAL OFFICER CERTIFICATION

I, Denise D. Smith, certify that:

1. I have reviewed this report on Form 10-K of Silver Pearl Enterprises, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amended report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.  I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 (e) and 15d-15(e) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
a)
Designed such disclosure controls and procedures, or caused such disclosure  controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the  period in which this report is being prepared;

b)
Designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures  and presented in this report our conclusion about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

d)
Disclosed in this report any change to the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an report) that has materially affected, or is reasonably  likely to materially affect, the registrant's internal controls over financial reporting; and

5. I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):
a)
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date:    March 3, 2010

/s/ Denise D. Smith

Denise D. Smith
Chief Financial Officer

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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Silver Pearl Enterprises, Inc. on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

 /s/ DENISE D. SMITH
Denise D. Smith
Sole Member of the Board of Directors
Dated:   March 3, 2010

/s/ DENISE D. SMITH
Denise D. Smith
Chief Executive Officer
Dated:   March 3, 2010

/s/ DENISE D. SMITH
Denise D. Smith
Chief Financial Officer
Dated:   March 3, 2010

/s/ DENISE D. SMITH
Denise D. Smith
Principal Accounting Officer
Dated:   March 3, 2010

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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